As filed with the Securities and Exchange Commission on March 4, 2016

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09303 & 811-09923

Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust
 (Exact name of registrant as specified in charter)

470 Park Avenue South
New York, NY 10016
 (Address of principal executive offices) (Zip code)

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202
 (Name and address of agent for service)

(800) 930-3828
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Report to Stockholders.

KINETICS MUTUAL FUNDS, INC.
Table of Contents
December 31, 2015

KINETICS MUTUAL FUNDS, INC.
Shareholders' Letter
Dear Fellow Shareholders:
We are pleased to present the Kinetics Mutual Funds ("Funds") Annual Report for the twelve-month period ended December 31, 2015. The past year was a challenging environment for equity investors, particularly value investors with a focus on small and mid-capitalization companies. In fact, nearly all indexes that track small, mid and value companies experienced losses for the year, despite the narrow gain achieved by the S&P 500 Index ("S&P 500"). However, this does not paint the full picture, as the S&P 500's returns were driven primarily by its highest growth and largest constituents, with most other companies experiencing declines for the year. These market leading companies are generally not owned by the Funds, simply due to the commanding valuations. Proponents of investing in these companies cite fundamental improvement as a driver of returns for the year, but the metrics used to make this case are often non-GAAP or not even directly attributable to shareholder value, and the valuations are still intrepid even when applying these liberal metrics and extrapolating from trailing growth rates. Accordingly, the Funds generated suboptimal returns during the year (No-Load Class): The Internet Fund -5.42%, The Global Fund -13.83%, The Paradigm Fund -8.33%, The Medical Fund +6.59%, The Small Cap Opportunities Fund -12.26%, The Market Opportunities Fund -9.11%, The Alternative Income Fund +2.94% and The Multi-Disciplinary Income Fund -2.17%. This compares to returns of +1.38% for the S&P 500 and -2.36% for the MSCI All Country World Index.
We have maintained a constructive long-term stance on our portfolios dating back to the global financial crisis—our logic was simply that, based on the eventual resumption of normalized earnings, we believed that we could earn very attractive long-term returns from prevailing prices (valuations). This has largely come to fruition over the past seven years, resulting in attractive returns for those who remained invested and/or added capital. However, during the latter half of this year, we became far less constructive on the basis of the same logic. The potential for earnings growth is still encouraging for most of our companies, but future returns would be lower if current valuations are contingent upon these future figures. The projected cash flows for many companies are now using discounted rates that we believe are far too low to adequately compensate investors for the risk that those future cash flows would be below expectations. In other words, investors appear to be applying discount rates that imply a very high likelihood, even a certainty, that these future cash flows will be realized. This is not an environment for generating attractive long-term returns; therefore, we have raised cash balances across the Funds.
Cash balances are a vastly underappreciated tool of portfolio managers; in fact, many regard the practice of maintaining a cash position as undesirable, given the near zero returns currently offered on short-term deposits and in money market accounts. However, the point is not to achieve a return on the cash. Rather, we see the opportunity cost of holding cash to be minimal, particularly compared to future opportunities to deploy cash when valuations become more attractive. An inescapable truth of investing is that future returns are dependent on purchase prices and growth rates—only the former is within the control of the investor.
Despite what we see as widespread overvaluation in equity markets, which has even spread into the realm of the eclectic securities in which we invest, there continue to be companies that we believe will achieve excellent long-term returns. In most cases, the asset values and future cash flows of such companies are fairly visible and are not overly sensitive to external factors (macroeconomic, among others). Thus, if we apply reasonable discount rates to future values and arrive at prices that are well above current prices, we would be remiss in selling these companies at this time. However, we are dealing with public markets, which have a tendency to overshoot fair value on both the upside and downside, resulting in excess risk at one extreme and excess opportunity at the other. We believe that markets have largely already overshot on the downside on many of the companies that we own, but external factors lead us to believe that there is a reasonable chance that we have not yet reached a nadir.
In theory, public equity market transactions represent an exchange between a willing buyer and seller, both with equal access to information, and with the market setting the marginal transaction price based on all available information. In reality, this scenario more closely mirrors private market transactions, where investors assuming control positions set the marginal prices. We are convinced that our companies would never exchange hands at current levels in private markets. However, the "informed" buyers and sellers setting marginal prices in our companies are not control shareholders, and often act more due to emotion and superficial perception than due to reality. Thus, with current valuations in less widely held companies falling, this is enough for some marginal owners to sell. In and of itself, this is not a problem; volatility often shakes out the weakest holders. The larger issue has to do with the lack of near term buyers to compensate for the capitulating sellers. Owning companies that are outside of indexation and institutional coverage subjects us to this risk. We expect broad markets to re-adjust prices to reflect more realistic, lower future growth rates, and as a result near term buying interest for our companies may be limited. We view this potential volatility as an opportunity to add capital to our core positions.
In closing, we do not necessarily envision a GDP-defined recession in the foreseeable future. Rather, we expect a combination of a low growth and earnings recession, with nominal growth rates depressed and S&P 500 earnings perhaps declining year over year. This is not a calamity in and of itself, but equity investors must account for this potential when valuing businesses. Broad market valuations simply do not reconcile with this reality, hence our caution. Companies with niche growth potential are generally overpriced, but to the extent that we find such companies at attractive valuations, we continue to hold such positions. It will likely be rewarding to own/hold such companies at present, but the greater opportunity will be in deploying cash when prices become more attractive across a larger array of companies.

KINETICS MUTUAL FUNDS, INC.
Investment Commentary
Dear Fellow Shareholders:
The investment team at Kinetics Asset Management LLC, the investment adviser to the Kinetics Mutual Funds, approaches equity investing with the mindset that we are purchasing an interest in an entire business, not simply a fractional ownership certificate that fluctuates in value along with the company and broader market. This results in a much higher hurdle rate for companies to meet our investment criteria, because we require a sustained rate of return over several years of ownership, which is consistent with the outright ownership of a company. Liquid public markets allow us the luxury of buying and selling quickly in the event that valuations or fundamentals change, but the preponderance of our investment performance will result from buying companies with depressed valuations on lower cash flow levels, then selling these companies years later when cash flows are optimized and reflected in the valuations. This is important, because an outright owner of a business isn't overly concerned with the market- determined valuations of assets, and instead focuses on the cash flows that are generated by the underlying business. We believe that many investors are losing focus on the intrinsic values of businesses in the current market, while being overly focused on current market prices.
We will discuss two extremes of dysfunctional investor behavior that are currently deeply influencing equity prices: growth at any price, and quality at any price. There will always be individual businesses and sectors that experience outsized growth relative to the local and global economies; such is the nature of business cycles. The higher growth businesses are subsequently valued at higher trailing valuation multiples to reflect this higher growth. However, almost without exception, these businesses are bid up in value to reflect totally unrealistic long-term growth rates. The valuations simply cannot be reconciled to any reasonable cash flow forecast. Many investors attempt to own these companies until the growth slows or disappoints and earn a return riding the valuation ever higher. This is not how we invest, but a small minority of investors have done this successfully over extended periods of time. The current valuations of growth stocks have taken this dynamic to an extreme, where investors seemingly aren't even concerned with shareholder value. For example, companies are evaluated based simply on the business model and the total addressable market; these factors are then extrapolated into infinity. The issue that we have is that while many of these companies are generating large sums of revenue, they are earning very little, if any, net income. This practice of valuing companies on their "potential" rather than on actual results was rather common slightly less than two decades ago, in the late 1990s.
Early warning signs emerged in late 2014, with confirming data points throughout the past year, indicating that global economic growth was slowing. In spite of this, many companies have sustained intrepid valuations that imply robust growth, much of which is contingent on growing global consumption and a continued flow of inexpensive capital. Throughout much of 2015, we witnessed a shake- out of valuations for more cyclical, leveraged and smaller companies. This was likely an appropriate revaluation for well over 95% of the companies; we hope to identify and benefit from the remaining 5%. As a result, investors flocked to growth companies, which are thought to be immune from the macroeconomic factors affecting other businesses (they aren't!). Other investors flocked to admittedly high quality, albeit, low growth companies with non-cyclical businesses (consumer staples). This would be prudent, except that, just as the growth crowd is ignoring shareholder value, so too are these quality investors when they are paying high growth multiples for low or no growth companies. Let's examine one example of such a company that generates over $50 billion of annual revenues and has grown profit margins to reach the high teens. This company is hardly growing, even if one accounts for currency impacts, and is currently trading at approximately 22x next year's estimated earnings (which are likely optimistic). These aren't encouraging data points, but the company pays a dividend yield of slightly greater than 3%. Therefore, investors (not, by our definition, long-term company owners) are buying these companies, hoping to earn the dividend and escape market turmoil. This rationale mirrors the logic of fixed income investing, not equity investing; in fact, some managers have compared investing in these companies to buying high quality bonds. Here is the problem: bonds have set maturity dates and coupons; therefore, even in an adverse environment, an investor can likely recoup the principal, while collecting the coupon. However, an equity dividend is at the discretion of the board of directors and can fluctuate significantly (said company pays out approximately 75% of free cash flow in dividends). Furthermore, the principal paid to acquire the stock can also fluctuate considerably, particularly if earnings decline and/or markets contract. This can be a permanent or very long-term contraction, with no maturity date to act as a floor. Collecting 3% dividends under these dynamics is not, in our view, analogous to buying "AA" rated bonds.

Company "renters," as we refer to these types of investors, have decided to react to the market data with these variant short-term strategies intended to weather the storm. Meanwhile, we have raised cash in order to capitalize upon new opportunities as more company valuations revert to fundamentals, but we are not deterred by recent volatility or economic data when we believe in the ultimate values of our core holdings. We acknowledge that the prices of our holdings may fall further before rising, but the ultimate values appear to be stable despite external factors. Accordingly, we are not going to sell when the companies are inordinately inexpensive due to broader market malaise and investor/capital market behavior. This is exactly how a strategic owner of an entire business would react; you don't see high quality private businesses with attractive long-term prospects being sold at attractive valuations right now. Of course, there is capital raising seen in the markets that is bordering on desperation, and there are start-ups trying to catch the last breath of the IPO cycle, but the solid businesses with value drivers in place are not moving, and neither are we.
Shareholders can continue to access additional information from our website, www.kineticsfunds.com. This website provides a broad array of information, including recent portfolio holdings, quarterly investment commentaries, conference call transcripts, newsflashes, recent performance data, and online access to account information.
Kinetics offers the following funds to investors:
The Paradigm Fund focuses on companies that we believe are valued attractively and currently have, or are expected to soon have, sustainable high business returns. The Fund has produced attractive risk adjusted returns since its inception, while maintaining amongst the lowest turnover rates in the industry. The Paradigm Fund is Kinetics' flagship fund.
The Multi-Disciplinary Income Fund seeks to utilize stock options and fixed-income investments in order to provide investors with equity-like returns, but with more muted volatility. At times, the options strategies of the Fund may cause the manager to purchase equity securities.
The Small Cap Opportunities Fund focuses on undervalued and special situation small capitalization equities that we believe have the potential for rewarding long-term investment results. The same investment fundamentals employed by The Paradigm Fund are used to identify such opportunities.
The Medical Fund is a sector fund, offering an investment in scientific discovery within the promising field of medical research, particularly in the development of cancer treatments and therapies. As a sector fund, The Medical Fund is likely to have heightened volatility.
The Internet Fund is a sector fund that focuses on companies engaged in the evolution of Internet-related developments. As such, this Fund has been, and is likely to continue to be, quite volatile. The Internet Fund is not designed to be a major component of one's equity exposure. More recently, this Fund has been focusing on content companies, which we believe will be the winners in the next generation of Internet development.
The Global Fund's mandate is focused on selecting long life cycle international companies that we believe can generate long-term wealth through their business operations. This Fund is presently identifying exciting opportunities in the more developed markets.
The Market Opportunities Fund focuses on those companies that benefit from increasing transactional volume or throughput, such as publicly-traded exchanges and credit card processors, or companies that act as facilitators, such as gaming companies, airports and publicly-traded toll roads.
The Alternative Income Fund seeks to provide current income and gains, with a secondary objective of obtaining long-term growth of capital. The Fund utilizes stock options and fixed-income investments and seeks to generate a total return that exceeds most short-term U.S. fixed income indexes, with limited market value variability.

Disclosure
This material is intended to be reviewed in conjunction with a current prospectus, which includes all fees and expenses that apply to a continued investment, as well as information regarding the risk factors, policies and objectives of the Funds. Read it carefully before investing.
Mutual Fund investing involves risk. Principal loss is possible. Because The Internet Fund, The Medical Fund and The Market Opportunities Fund invest in a single industry or geographic region, their shares are subject to a higher degree of risk than funds with a higher level of diversification. Internet, biotechnology and certain capital markets or gaming stocks are subject to a rate of change in technology, obsolescence and competition that is generally higher than that of other industries, hence they may experience extreme price and volume fluctuations.
International investing [for all Funds] presents special risks including currency exchange fluctuation, government regulations, and the potential for political and economic instability. Accordingly, the share prices for these Funds are expected to be more volatile than that of U.S.-only funds. Past performance is no guarantee of future performance.
Because smaller companies [for The Small Cap Opportunities Fund] often have narrower markets and limited financial resources, they present more risk than larger, more well established, companies.
Non-investment grade debt securities [for all Funds], i.e., junk bonds, are subject to greater credit risk, price volatility and risk of loss than investment grade securities.
Further, options contain special risks including the imperfect correlation between the value of the option and the value of the underlying asset. Investments [for The Multi- Disciplinary Income Fund and The Alternative Income Fund] in futures, swaps and other derivative instruments may result in loss as derivative instruments may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses to the Funds. To the extent the Funds segregate assets to cover derivative positions, they may impair their ability to meet current obligations, to honor requests for redemption and to manage the investments in a manner consistent with their respective investment objectives. Purchasing and writing put and call options and, in particular, writing "uncovered" options are highly specialized activities that entail greater than ordinary investment risk.
As non-diversified Funds, except The Global Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, the value of Fund shares may fluctuate more than shares invested in a broader range of industries and companies. Unlike other investment companies that directly acquire and manage their own portfolios of securities, The Kinetics Mutual Funds pursue their investment objectives by investing all of their investable assets in a corresponding portfolio series of the Kinetics Portfolios Trust.
The information concerning the Funds included in the shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
The MSCI All Country World Index (MSCI ACWI) and the Standard & Poor's 500 Index (S&P 500) each represent an unmanaged, broad-basket of stocks. They are typically used as a proxy for overall market performance.
Distributor: Kinetics Funds Distributor LLC is not an affiliate of Kinetics Mutual Funds, Inc. Kinetics Funds Distributor LLC is an affiliate of Kinetics Asset Management LLC, Investment Adviser to Kinetics Mutual Funds, Inc.
For more information, log onto www.kineticsfunds.com. January 1, 2016 — Kinetics Asset Management LLC®

How a $10,000 Investment Has Grown:
The charts show the growth of a $10,000 investment in the Feeder Funds as compared to the performance of two or more representative market indices. The tables below the charts show the average annual total returns on an investment over various periods. Returns for periods greater than one year are average annual total returns. The annual returns assume the reinvestment of all dividends and distributions, however, the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance. Current performance may be lower or higher than the returns quoted below. The performance data reflects voluntary fee waivers and expense reimbursements made by the Adviser and the returns would have been lower if these waivers and expense reimbursements were not in effect. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original costs.
The S&P 500 Index — is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is unmanaged and includes the reinvestment of dividends and does not reflect the payments of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise the S&P 500 may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.
The NASDAQ Composite Index — is a broad-based capitalization-weighted index of all NASDAQ stocks. The NASDAQ Composite is unmanaged and does not include the reinvestment of dividends and does not reflect the payment of transaction costs or advisory fees associated with an investment in the Funds. The securities that comprise the NASDAQ Composite may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.
The MSCI ACWI (All Country World Index) Index — is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of June 2, 2014, the MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom

and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The securities that compromise the MSCI ACWI may differ substantially from the securities in the Funds' portfolios. It is not possible to directly invest in an index.
The Russell 2000® Index — is a subset of the Russell 3000 Index® representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. The securities that compromise the Russell 2000 may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.
The MSCI EAFE® Index (Europe, Australasia, Far East) — is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. As of June 2, 2014, the MSCI EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The securities that compromise the MSCI EAFE® may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.
The Barclays U.S. 1-3 Year Credit Index — measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar denominated and have a remaining maturity of greater than or equal to one year and less than three years. The securities that compromise the Barclays U.S. 1-3 Year Credit Index may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.
The Barclays U.S. Aggregate Bond Index — covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed. The securities that compromise the Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.
The Barclays U.S. Corporate High Yield Bond Index — The Barclays U.S. Corporate High Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. The securities that comprise the Barclays U.S. Corporate High Yield Bond Index may differ substantially from the securities in the Funds' portfolio. It is not possible to directly invest in an index.

The Internet Fund
December 31, 2005 — December 31, 2015

	Ended 12/31/2015
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	-5.42%	-5.65%	-11.08%	-6.14%	1.38%	5.73%
Five Years	10.48%	10.21%	8.91%	9.67%	12.57%	13.55%
Ten Years	9.72%	9.53%	8.88%	N/A	7.31%	8.55%
Since Inception
No Load Class
(10/21/96)	14.21%	N/A	N/A	N/A	7.64%	7.56%
Since Inception
Advisor Class A
(4/26/01)	N/A	6.77%	6.35%	N/A	5.57%	6.33%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	8.15%	6.16%	8.16%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Global Fund
December 31, 2005 — December 31, 2015

	Ended 12/31/2015
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	ACWI
One Year	-13.83%	-13.89%	-18.78%	-14.48%	1.38%	-2.36%
Five Years	0.34%	0.17%	-1.03%	-0.38%	12.57%	6.09%
Ten Years	2.06%	N/A	N/A	N/A	7.31%	4.75%
Since Inception
No Load Class
(12/31/99)	-3.28%	N/A	N/A	N/A	4.06%	2.90%
Since Inception
Advisor Class A
(5/19/08)	N/A	0.89%	0.10%	N/A	7.15%	2.25%
Since Inception
Advisor Class C
(5/19/08)	N/A	N/A	N/A	0.27%	7.15%	2.25%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Paradigm Fund
December 31, 2005 — December 31, 2015

	Ended 12/31/2015
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	ACWI
One Year	-8.33%	-8.57%	-13.83%	-9.00%	-8.16%	1.38%	-2.36%
Five Years	6.47%	6.20%	4.95%	5.67%	6.67%	12.57%	6.09%
Ten Years	5.08%	4.81%	4.19%	4.28%	5.27%	7.31%	4.75%
Since Inception
No Load Class
(12/31/99)	8.04%	N/A	N/A	N/A	N/A	4.06%	2.90%
Since Inception
Advisor Class A
(4/26/01)	N/A	8.19%	7.76%	N/A	N/A	5.57%	4.76%
Since Inception
Advisor Class C
(6/28/02)	N/A	N/A	N/A	8.23%	N/A	7.68%	6.68%
Since Inception
Institutional Class
(5/27/05)	N/A	N/A	N/A	N/A	6.13%	7.40%	5.58%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Medical Fund
December 31, 2005 — December 31, 2015

	Ended 12/31/2015
		Advisor	Advisor
	No Load	Class A	Class A	Advisor		NASDAQ
	Class	(No Load)	(Load Adjusted)(1)	Class C	S&P 500	Composite
One Year	6.59%	6.34%	0.23%	5.81%	1.38%	5.73%
Five Years	16.21%	15.92%	14.56%	15.34%	12.57%	13.55%
Ten Years	11.25%	10.99%	10.33%	N/A	7.31%	8.55%
Since Inception
No Load Class
(9/30/99)	10.23%	N/A	N/A	N/A	4.89%	3.77%
Since Inception
Advisor Class A
(4/26/01)	N/A	6.61%	6.19%	N/A	5.57%	6.33%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	9.62%	6.16%	8.16%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Small Cap Opportunities Fund
December 31, 2005 — December 31, 2015

	Ended 12/31/2015
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional	Russell
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	2000	S&P 500
One Year	-12.26%	-12.47%	-17.49%	-12.92%	-12.06%	-4.41%	1.38%
Five Years	7.25%	6.99%	5.73%	6.45%	7.47%	9.19%	12.57%
Ten Years	5.16%	4.89%	4.28%	N/A	5.35%	6.80%	7.31%
Since Inception
No Load Class
(3/20/00)	8.58%	N/A	N/A	N/A	N/A	6.11%	4.16%
Since Inception
Advisor Class A
(12/31/01)	N/A	6.59%	6.14%	N/A	N/A	7.63%	6.33%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	1.33%	N/A	5.21%	6.16%
Since Inception
Institutional Class
(8/12/05)	N/A	N/A	N/A	N/A	5.47%	6.80%	7.25%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average annual total returns.

The Market Opportunities Fund
January 31, 2006 — December 31, 2015

	Ended 12/31/2015
		Advisor	Advisor
	No Load	Class A	Class A	Advisor	Institutional		MSCI
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	S&P 500	EAFE
One Year	-9.11%	-9.34%	-14.55%	-9.79%	-8.93%	1.38%	-0.81%
Five Years	6.41%	6.16%	4.90%	5.63%	6.64%	12.57%	3.60%
Since Inception
No Load Class
(1/31/06)	5.30%	N/A	N/A	N/A	N/A	7.09%	2.44%
Since Inception
Advisor Class A
(1/31/06)	N/A	5.04%	4.42%	N/A	N/A	7.09%	2.44%
Since Inception
Advisor Class C
(2/16/07)	N/A	N/A	N/A	2.07%	N/A	6.16%	0.26%
Since Inception
Institutional Class
(5/19/08)	N/A	N/A	N/A	N/A	2.80%	7.15%	-0.47%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

The Alternative Income Fund
June 29, 2007 — December 31, 2015

	Ended 12/31/2015
						Barclays	Barclays
		Advisor	Advisor			U.S. 1-3	U.S.
	No Load	Class A	Class A	Advisor	Institutional	Year	Aggregate
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Credit	Bond
One Year	2.94%	2.63%	-3.27%	2.15%	3.09%	0.85%	0.55%
Five years	2.82%	2.55%	1.34%	2.05%	3.08%	1.77%	3.25%
Since Inception
No Load Class
(6/29/07)	-0.23%	N/A	N/A	N/A	N/A	3.31%	4.68%
Since Inception
Advisor Class A
(6/29/07)	N/A	-0.48%	-1.17%	N/A	N/A	3.31%	4.68%
Since Inception
Advisor Class C
(6/29/07)	N/A	N/A	N/A	-0.96%	N/A	3.31%	4.68%
Since Inception
Institutional Class
(6/29/07)	N/A	N/A	N/A	N/A	0.02%	3.31%	4.68%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

The Multi-Disciplinary Income Fund
February 11, 2008 — December 31, 2015

	Ended 12/31/2015
							Barclays
						Barclays	U.S.
		Advisor	Advisor			U.S.	Corporate
	No Load	Class A	Class A	Advisor	Institutional	Aggregate	High
	Class	(No Load)	(Load Adjusted)(1)	Class C	Class	Bond	Yield Bond
One Year	-2.17%	-2.46%	-8.10%	-2.84%	-1.96%	0.55%	-4.47%
Five Years	3.87%	3.62%	2.39%	3.10%	4.07%	3.25%	5.04%
Since Inception
No Load Class
(2/11/08)	4.18%	N/A	N/A	N/A	N/A	4.07%	7.47%
Since Inception
Advisor Class A
(2/11/08)	N/A	3.92%	3.15%	N/A	N/A	4.07%	7.47%
Since Inception
Advisor Class C
(2/11/08)	N/A	N/A	N/A	3.41%	N/A	4.07%	7.47%
Since Inception
Institutional Class
(2/11/08)	N/A	N/A	N/A	N/A	4.38%	4.07%	7.47%
(1) Reflects front-end sales charge of 5.75%.
Returns for periods greater than one year are average total returns.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example
December 31, 2015

Shareholders incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvestments of dividends or other distributions made by a Fund, redemption fees, and exchange fees, and (2), ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help investors understand the ongoing costs (in dollars) of investing in a series of Kinetics Mutual Funds, Inc. (each a "Feeder Fund" and collectively the "Feeder Funds"), and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on July 1, 2015 and held for the entire period from July 1, 2015 to December 31, 2015.
Actual Expenses
The first line items of the table below provides information about actual account values and actual expenses before and after expense reimbursement. Unlike other mutual funds that directly acquire and manage their own portfolio securities, each Feeder Fund invests all or generally all of its investable assets in a corresponding series of The Kinetics Portfolios Trust (each, a "Master Portfolio", and together the "Master Portfolios"), a separately registered investment company. The Master Portfolio, in turn, invests in securities. With this type of organization, expenses can accrue specifically to the Master Portfolio or the Feeder Fund or both. Each Feeder Fund records its proportionate share of the Master Portfolio's expenses, including directed brokerage credits, on a daily basis. Any expense reductions include Fund-specific expenses as well as the expenses allocated from the Master Portfolio.
The Feeder Funds will charge shareholder fees for outgoing wire transfers, returned checks, and exchanges executed by telephone between a Feeder Fund and any other Feeder Fund. The Feeder Funds' transfer agent charges a $5.00 transaction fee to shareholder accounts for telephone exchanges between any two Feeder Funds. The Feeder Funds' transfer agent does not charge a transaction fee for written exchange requests. IRA accounts are assessed a $15.00 annual fee. Finally, as a disincentive to market-timing transactions, the Feeder Funds will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 30 days. These fees will be paid to the Feeder Funds to help offset transaction costs. The Feeder Funds reserve the right to waive the redemption fee, subject to their sole discretion, in instances deemed not to be disadvantageous to the Feeder Funds or shareholders as described in the Feeder Funds' prospectus.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2015
You may use the information provided in the first line, together with the amounts you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line item of the table below provides information about hypothetical account values and hypothetical expenses before and after expense reimbursements based on the Feeder Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Feeder Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses one paid for the period. You may use this information to compare the ongoing costs of investing in the Feeder Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight one's ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help one determine the relative total costs of owning different funds. If these transactional costs had been included, one's costs would have been higher.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2015

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/15 to
	(7/1/15)	(12/31/15)	Ratio	12/31/15)
The Internet Fund
No Load Class Actual	$1,000.00	$940.00	1.83%	$8.95
No Load Class Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	1.83%	$9.30
Advisor Class A Actual	$1,000.00	$938.70	2.08%	$10.16
Advisor Class A Hypothetical (5% return before expenses)	$1,000.00	$1,014.71	2.08%	$10.56
Advisor Class C Actual	$1,000.00	$936.30	2.58%	$12.59
Advisor Class C Hypothetical (5% return before expenses)	$1,000.00	$1,012.19	2.58%	$13.09
The Global Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$838.10	1.39%	$6.44
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual - after expense reimbursement	$1,000.00	$837.50	1.64%	$7.60
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual - after expense reimbursement	$1,000.00	$835.70	2.14%	$9.90
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2015

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/15 to
	(7/1/15)	(12/31/15)	Ratio	12/31/15)
The Paradigm Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$888.00	1.64%	$7.80
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense reimbursement	$1,000.00	$886.70	1.89%	$8.99
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense reimbursement	$1,000.00	$884.50	2.39%	$11.35
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense reimbursement	$1,000.00	$888.40	1.44%	$6.85
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32
The Medical Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$955.60	1.39%	$6.85
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.19	1.39%	$7.07
Advisor Class A Actual - after expense reimbursement	$1,000.00	$954.50	1.64%	$8.08
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class C Actual - after expense reimbursement	$1,000.00	$951.90	2.14%	$10.53
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,014.41	2.14%	$10.87

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2015

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/15 to
	(7/1/15)	(12/31/15)	Ratio	12/31/15)
The Small Cap Opportunities Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$836.50	1.64%	$7.59
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense reimbursement	$1,000.00	$835.40	1.89%	$8.74
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense reimbursement	$1,000.00	$833.20	2.39%	$11.04
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense reimbursement	$1,000.00	$837.50	1.44%	$6.67
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32
The Market Opportunities Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$888.10	1.64%	$7.80
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.93	1.64%	$8.34
Advisor Class A Actual - after expense reimbursement	$1,000.00	$886.80	1.89%	$8.99
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,015.67	1.89%	$9.60
Advisor Class C Actual - after expense reimbursement	$1,000.00	$884.70	2.39%	$11.35
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.15	2.39%	$12.13
Institutional Class Actual - after expense reimbursement	$1,000.00	$888.40	1.44%	$6.85
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.94	1.44%	$7.32

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Expense Example — (Continued)
December 31, 2015

				Expenses Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period*
	Value	Value	Expense	(7/1/15 to
	(7/1/15)	(12/31/15)	Ratio	12/31/15)
The Alternative Income Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$1,003.50	0.95%	$4.80
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,020.41	0.95%	$4.84
Advisor Class A Actual - after expense reimbursement	$1,000.00	$1,001.90	1.20%	$6.06
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,019.15	1.20%	$6.11
Advisor Class C Actual - after expense reimbursement	$1,000.00	$999.40	1.70%	$8.57
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.63	1.70%	$8.64
Institutional Class Actual - after expense reimbursement	$1,000.00	$1,004.30	0.75%	$3.79
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,021.42	0.75%	$3.82
The Multi-Disciplinary Income Fund
No Load Class Actual - after expense reimbursement	$1,000.00	$962.50	1.49%	$7.37
No Load Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,017.69	1.49%	$7.58
Advisor Class A Actual - after expense reimbursement	$1,000.00	$960.80	1.74%	$8.60
Advisor Class A Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,016.43	1.74%	$8.84
Advisor Class C Actual - after expense reimbursement	$1,000.00	$959.20	2.24%	$11.06
Advisor Class C Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,013.91	2.24%	$11.37
Institutional Class Actual - after expense reimbursement	$1,000.00	$963.60	1.29%	$6.38
Institutional Class Hypothetical (5% return before expenses) - after expense reimbursement	$1,000.00	$1,018.70	1.29%	$6.56

Note:
Each Feeder Fund records its proportionate share of the respective Master Portfolio's expenses on a daily basis. Any expense reductions include Feeder Fund-specific expenses as well as the expenses allocated for the Master Portfolio.

*	Expenses are equal to the Feeder Fund's annualized expense ratio after expense reimbursement multiplied by the average account value over the period, multiplied by 184/365.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities
December 31, 2015

	The Internet	The Global
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$126,228,278	$6,727,661
Receivable from Adviser	—	9,657
Receivable for Master Portfolio interest sold	141,775	17,095
Receivable for Fund shares sold	24,775	—
Prepaid expenses and other assets	19,145	16,766
Total Assets	126,413,973	6,771,179
LIABILITIES:
Payable to Directors	2,753	160
Payable to Chief Compliance Officer	169	7
Payable for Fund shares repurchased	166,550	17,094
Payable for shareholder servicing fees	27,292	1,454
Payable for distribution fees	1,160	1,042
Accrued expenses and other liabilities	58,057	16,045
Total Liabilities	255,981	35,802
Net Assets	$126,157,992	$6,735,377
NET ASSETS CONSIST OF:
Paid in capital	$76,129,158	$6,572,894
Accumulated net investment income	169,841	20,652
Accumulated net realized gain (loss) on investments and foreign currency	3,140,695	(84,208)
Net unrealized appreciation on:
Investments and foreign currency	46,718,298	226,039
Net Assets	$126,157,992	$6,735,377
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$122,332,109	$4,745,471
Shares outstanding	2,935,071	1,033,844
Net asset value per share (offering price and redemption price)	$41.68	$4.59
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$2,978,346	$376,384
Shares outstanding	74,334	82,448
Net asset value per share (redemption price)	$40.07	$4.57
Offering price per share ($40.07 divided by .9425 and $4.57 divided by .9425)	$42.51	$4.85
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$847,537	$1,613,522
Shares outstanding	22,740	365,772
Net asset value per share (offering price and redemption price)	$37.27	$4.41

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2015

	The Paradigm	The Medical
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$838,362,480	$29,104,821
Receivable from Adviser	24,332	14,725
Receivable for Master Portfolio interest sold	1,663,324	48,590
Receivable for Fund shares sold	799,606	9,711
Prepaid expenses and other assets	38,817	16,683
Total Assets	840,888,559	29,194,530
LIABILITIES:
Payable to Directors	19,707	565
Payable to Chief Compliance Officer	1,309	32
Payable for Fund shares repurchased	2,462,930	58,301
Payable for shareholder servicing fees	130,886	6,155
Payable for distribution fees	189,716	3,032
Accrued expenses and other liabilities	224,301	20,622
Total Liabilities	3,028,849	88,707
Net Assets	$837,859,710	$29,105,823
NET ASSETS CONSIST OF:
Paid in capital	$1,264,708,932	$18,644,443
Accumulated net investment loss	(6,856,178)	22,011
Accumulated net realized loss on investments and foreign currency	(621,603,546)	(66,811)
Net unrealized appreciation on:
Investments and foreign currency	201,610,502	10,506,180
Net Assets	$837,859,710	$29,105,823
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$292,014,316	$22,257,027
Shares outstanding	9,348,691	726,826
Net asset value per share (offering price and redemption price)	$31.24	$30.62
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$129,707,471	$6,240,604
Shares outstanding	4,248,674	211,057
Net asset value per share (redemption price)	$30.53	$29.57
Offering price per share ($30.53 divided by .9425 and $29.57 divided by .9425)	$32.39	$31.37
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$114,007,804	$608,192
Shares outstanding	3,930,368	21,104
Net asset value per share (offering price and redemption price)	$29.01	$28.82
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$302,130,119	N/A
Shares outstanding	9,651,365	N/A
Net asset value per share (offering price and redemption price)	$31.30	N/A

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2015

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$220,077,553	$42,170,950
Receivable from Adviser	8,151	10,865
Receivable for Master Portfolio interest sold	1,323,620	239,804
Receivable for Fund shares sold	153,937	—
Prepaid expenses and other assets	21,780	25,740
Total Assets	221,585,041	42,447,359
LIABILITIES:
Payable to Directors	5,749	946
Payable to Chief Compliance Officer	404	63
Payable for Fund shares repurchased	1,477,557	239,804
Payable for shareholder servicing fees	39,935	8,783
Payable for distribution fees	248	7,243
Accrued expenses and other liabilities	73,748	24,242
Total Liabilities	1,597,641	281,081
Net Assets	$219,987,400	$42,166,278
NET ASSETS CONSIST OF:
Paid in capital	$357,384,483	$55,789,194
Accumulated net investment loss	(4,080,361)	(587,426)
Accumulated net realized loss on investments and foreign currency	(97,615,963)	(16,812,806)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(35,700,759)	3,777,316
Net Assets	$219,987,400	$42,166,278
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$145,032,476	$31,230,073
Shares outstanding	4,443,185	2,060,015
Net asset value per share (offering price and redemption price)	$32.64	$15.16
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$14,857,194	$4,502,241
Shares outstanding	465,994	299,332
Net asset value per share (redemption price)	$31.88	$15.04
Offering price per share ($31.88 divided by .9425 and $15.04 divided by .9425)	$33.82	$15.96
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$8,839,984	$4,078,894
Shares outstanding	286,228	278,516
Net asset value per share (offering price and redemption price)	$30.88	$14.65
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$51,257,746	$2,355,070
Shares outstanding	1,551,802	153,984
Net asset value per share (offering price and redemption price)	$33.03	$15.29

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Assets & Liabilities — (Continued)
December 31, 2015

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
ASSETS:
Investments in the Master Portfolio, at value*	$27,739,822	$90,312,922
Receivable from Adviser	16,072	31,308
Receivable for Master Portfolio interest sold	—	97,315
Receivable for Fund shares sold	9,411	72,217
Prepaid expenses and other assets	16,085	35,591
Total Assets	27,781,390	90,549,353
LIABILITIES:
Payable for Master Portfolio interest purchased	1,096	—
Payable to Directors	642	2,312
Payable to Chief Compliance Officer	42	178
Payable for Fund shares repurchased	8,315	169,531
Payable for shareholder servicing fees	2,461	8,484
Payable for distribution fees	2,519	3,956
Accrued expenses and other liabilities	20,946	38,090
Total Liabilities	36,021	222,551
Net Assets	$27,745,369	$90,326,802
NET ASSETS CONSIST OF:
Paid in capital	$33,967,893	$98,264,337
Accumulated net investment income	18,812	40,102
Accumulated net realized loss on investments, foreign currency and written option contracts	(6,346,435)	(453,275)
Net unrealized appreciation (depreciation) on:
Investments and foreign currency	(119,720)	(7,524,362)
Written option contracts	224,819	—
Net Assets	$27,745,369	$90,326,802
CALCULATION OF NET ASSET VALUE PER SHARE — NO LOAD CLASS:
Net Assets	$4,569,944	$6,108,026
Shares outstanding	49,844	591,838
Net asset value per share (offering price and redemption price)	$91.68	$10.32
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS A:
Net Assets	$1,564,510	$8,753,632
Shares outstanding	17,189	852,204
Net asset value per share (redemption price)	$91.02	$10.27
Offering price per share ($91.02 divided by .9425 and $10.27 divided by .9425)	$96.57	$10.90
CALCULATION OF NET ASSET VALUE PER SHARE — ADVISOR CLASS C:
Net Assets	$1,355,897	$9,265,672
Shares outstanding	15,327	910,586
Net asset value per share (offering price and redemption price)	$88.46	$10.18
CALCULATION OF NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS:
Net Assets	$20,255,018	$66,199,472
Shares outstanding	218,161	6,404,289
Net asset value per share (offering price and redemption price)	$92.84	$10.34

*
Each Feeder Fund invests all or generally all its assets directly in the corresponding Master Portfolio. The financial statements for the Master Portfolios, along with the portfolio of investments in securities, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations
For the Year Ended December 31, 2015

	The Internet	The Global
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$398,305	$70,299
Interest	3,706	3,326
Income from securities lending	37,076	17,705
Expenses allocated from Master Portfolio	(1,948,361)	(140,453)
Net investment loss from Master Portfolio	(1,509,274)	(49,123)
EXPENSES:
Distribution fees — Advisor Class A	10,544	1,149
Distribution fees — Advisor Class C	7,558	13,095
Shareholder servicing fees — Advisor Class A	10,544	1,149
Shareholder servicing fees — Advisor Class C	2,519	4,365
Shareholder servicing fees — No Load Class	346,195	15,278
Transfer agent fees and expenses	135,978	19,726
Reports to shareholders	29,725	2,019
Administration fees	50,658	4,677
Professional fees	16,658	8,419
Directors' fees	10,471	602
Chief Compliance Officer fees	2,113	116
Registration fees	44,298	41,147
Fund accounting fees	7,222	412
Other expenses	5,884	357
Total expenses	680,367	112,511
Less, expense reimbursement	—	(123,114)
Net expenses	680,367	(10,603)
Net investment loss	(2,189,641)	(38,520)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	29,301,430	(13,187)
Net change in unrealized depreciation of:
Investments and foreign currency	(34,664,097)	(1,093,822)
Net loss on investments	(5,362,667)	(1,107,009)
Net decrease in net assets resulting from operations	$(7,552,308)	$(1,145,529)
† Net of foreign taxes withheld of:	$986	$4,805
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2015

	The Paradigm	The Medical
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$5,543,973	$468,709
Interest	62,666	363
Income from securities lending	1,853,915	16,105
Expenses allocated from Master Portfolio	(14,032,871)	(413,704)
Net investment income (loss) from Master Portfolio	(6,572,317)	71,473
EXPENSES:
Distribution fees — Advisor Class A	401,417	13,989
Distribution fees — Advisor Class C	983,241	4,938
Shareholder servicing fees — Advisor Class A	401,417	13,989
Shareholder servicing fees — Advisor Class C	327,747	1,646
Shareholder servicing fees — No Load Class	1,024,473	58,257
Shareholder servicing fees — Institutional Class	675,739	—
Transfer agent fees and expenses	286,404	27,147
Reports to shareholders	164,145	5,357
Administration fees	369,943	10,348
Professional fees	72,006	9,670
Directors' fees	76,573	2,155
Chief Compliance Officer fees	15,518	431
Registration fees	71,652	41,943
Fund accounting fees	52,085	1,481
Other expenses	43,940	1,042
Total expenses	4,966,300	192,393
Less, expense waiver for Institutional Class shareholder servicing fees	(506,804)	—
Less, expense reimbursement	(738,527)	(176,332)
Net expenses	3,720,969	16,061
Net investment income (loss)	(10,293,286)	55,412
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	126,371,030	1,638,460
Net change in unrealized depreciation of:
Investments and foreign currency	(195,382,777)	(49,483)
Net gain (loss) on investments	(69,011,747)	1,588,977
Net increase (decrease) in net assets resulting from operations	$(79,305,033)	$1,644,389
† Net of foreign taxes withheld of:	$170,651	$15,355
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2015

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends†	$1,400,052	$342,510
Interest	9,227	1,853
Income from securities lending	719,890	18,941
Expenses allocated from Master Portfolio	(4,104,675)	(691,830)
Net investment loss from Master Portfolio	(1,975,506)	(328,526)
EXPENSES:
Distribution fees — Advisor Class A	51,953	16,292
Distribution fees — Advisor Class C	89,611	36,141
Shareholder servicing fees — Advisor Class A	51,953	16,292
Shareholder servicing fees — Advisor Class C	29,870	12,047
Shareholder servicing fees — No Load Class	505,042	88,497
Shareholder servicing fees — Institutional Class	140,358	5,562
Transfer agent fees and expenses	80,156	27,525
Reports to shareholders	54,886	6,763
Administration fees	108,463	19,248
Professional fees	26,726	10,872
Directors' fees	22,538	3,585
Chief Compliance Officer fees	4,551	739
Registration fees	90,403	51,718
Fund accounting fees	15,376	2,457
Other expenses	12,987	2,102
Total expenses	1,284,873	299,840
Less, expense waiver for Institutional Class shareholder servicing fees	(105,268)	(4,172)
Less, expense reimbursement	(282,313)	(128,541)
Net expenses	897,292	167,127
Net investment loss	(2,872,798)	(495,653)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain on:
Investments and foreign currency	40,425,317	5,054,165
Net change in unrealized depreciation of:
Investments and foreign currency	(72,350,360)	(8,992,319)
Net loss on investments	(31,925,043)	(3,938,154)
Net decrease in net assets resulting from operations	$(34,797,841)	$(4,433,807)
† Net of foreign taxes withheld of:	$24,541	$14,701
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Operations — (Continued)
For the Year Ended December 31, 2015

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Fund	Fund
INVESTMENT INCOME (LOSS) ALLOCATED FROM MASTER PORTFOLIOS:
Dividends	$101,594	$964,310
Interest	225,748	5,263,212
Income from securities lending	—	18,691
Expenses allocated from Master Portfolio	(395,072)	(1,755,569)
Net investment income (loss) from Master Portfolio	(67,730)	4,490,644
EXPENSES:
Distribution fees — Advisor Class A	3,952	29,003
Distribution fees — Advisor Class C	10,730	76,021
Shareholder servicing fees — Advisor Class A	3,952	29,003
Shareholder servicing fees — Advisor Class C	3,577	25,340
Shareholder servicing fees — No Load Class	15,185	21,615
Shareholder servicing fees — Institutional Class	50,172	195,626
Transfer agent fees and expenses	25,368	40,027
Reports to shareholders	5,121	26,880
Administration fees	13,728	47,587
Professional fees	10,091	16,246
Directors' fees	2,593	9,765
Chief Compliance Officer fees	532	1,994
Registration fees	54,534	62,618
Fund accounting fees	1,821	6,838
Other expenses	1,487	4,730
Total expenses	202,843	593,293
Less, expense waiver for Institutional Class shareholder servicing fees	(37,629)	(146,719)
Less, expense reimbursement	(271,150)	(382,621)
Net expenses	(105,936)	63,953
Net investment income	38,206	4,426,691
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM MASTER PORTFOLIOS:
Net realized gain (loss) on:
Investments and foreign currency	(3,116)	(2,803,110)
Written option contracts expired or closed	1,243,933	1,135,712
Long term realized gain distributions received from other investment companies	1,275	116,836
Net change in unrealized depreciation of:
Investments and foreign currency	(24,278)	(3,898,716)
Written option contracts	(307,063)	(1,003,526)
Net gain (loss) on investments	910,751	(6,452,804)
Net increase (decrease) in net assets resulting from operations	$948,957	$(2,026,113)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment loss	$(2,189,641)	$(2,237,746)	$(38,520)	$(48,980)
Net realized gain (loss) on sale of investments and foreign currency	29,301,430	10,595,537	(13,187)	318,071
Net change in unrealized depreciation of investments and foreign currency	(34,664,097)	(9,484,952)	(1,093,822)	(1,488,285)
Net decrease in net assets resulting from operations	(7,552,308)	(1,127,161)	(1,145,529)	(1,219,194)
DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net realized gains	(26,681,831)	(8,004,471)	(2,696)	(712)
Total distributions	(26,681,831)	(8,004,471)	(2,696)	(712)
DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net realized gains	(694,561)	(281,407)	(214)	(52)
Total distributions	(694,561)	(281,407)	(214)	(52)
DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net realized gains	(208,100)	(63,160)	(950)	(175)
Total distributions	(208,100)	(63,160)	(950)	(175)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	2,001,938	13,300,316	629,971	1,083,377
Redemption fees	280	14,113	16	77
Proceeds from shares issued to holders in reinvestment of dividends	26,075,719	7,733,943	2,651	679
Cost of shares redeemed	(22,965,971)	(33,117,579)	(1,850,431)	(2,073,922)
Net increase (decrease) in net assets resulting from capital share transactions	5,111,966	(12,069,207)	(1,217,793)	(989,789)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	498,273	2,906,101	32,700	726,190
Redemption fees	—	277	—	1,415
Proceeds from shares issued to holders in reinvestment of dividends	486,647	149,179	144	30
Cost of shares redeemed	(2,255,954)	(3,086,613)	(88,790)	(2,164,173)
Net decrease in net assets resulting from capital share transactions	(1,271,034)	(31,056)	(55,946)	(1,436,538)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Internet Fund		The Global Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	$64,898	$588,707	$376,565	$384,348
Redemption fees	—	487	—	40
Proceeds from shares issued to holders in reinvestment of dividends	184,873	54,872	913	168
Cost of shares redeemed	(244,020)	(369,965)	(95,637)	(81,376)
Net increase in net assets resulting from capital share transactions	5,751	274,101	281,841	303,180
TOTAL DECREASE IN NET ASSETS:	(31,290,117)	(21,302,361)	(2,141,287)	(3,343,280)
NET ASSETS:
Beginning of year	157,448,109	178,750,470	8,876,664	12,219,944
End of year*	$126,157,992	$157,448,109	$6,735,377	$8,876,664
* Including undistributed net investment income of:	$169,841	$153,826	$20,652	$15,403
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	36,786	231,907	120,133	185,397
Shares issued in reinvestments of dividends and distributions	626,220	136,932	579	128
Shares redeemed	(423,965)	(580,533)	(358,003)	(352,745)
Net increase (decrease) in shares outstanding	239,041	(211,694)	(237,291)	(167,220)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	10,165	51,935	5,948	123,524
Shares issued in reinvestments of dividends and distributions	12,157	2,719	32	5
Shares redeemed	(42,328)	(55,495)	(17,182)	(359,935)
Net decrease in shares outstanding	(20,006)	(841)	(11,202)	(236,406)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	1,442	10,790	72,350	67,992
Shares issued in reinvestments of dividends and distributions	4,964	1,052	208	32
Shares redeemed	(5,004)	(6,992)	(18,599)	(14,611)
Net increase in shares outstanding	1,402	4,850	53,959	53,413
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$(10,293,286)	$(13,751,919)	$55,412	$106,318
Net realized gain on sale of investments and foreign currency	126,371,030	36,331,414	1,638,460	723,512
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(195,382,777)	(31,558,560)	(49,483)	3,048,505
Net increase (decrease) in net assets resulting from operations	(79,305,033)	(8,979,065)	1,644,389	3,878,335
DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	—	—	(84,526)	—
Net realized gains	—	—	(1,347,587)	(33,693)
Total distributions	—	—	(1,432,113)	(33,693)
DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	—	—	(15,037)	—
Net realized gains	—	—	(399,324)	(7,270)
Total distributions	—	—	(414,361)	(7,270)
DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	—	—	(1,491)	—
Net realized gains	—	—	(39,592)	(1,021)
Total distributions	—	—	(41,083)	(1,021)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	17,121,608	79,013,052	1,611,927	2,139,812
Redemption fees	3,163	10,973	167	1,600
Proceeds from shares issued to holders in reinvestment of dividends	—	—	1,415,177	33,284
Cost of shares redeemed	(219,664,621)	(151,816,953)	(2,631,095)	(3,940,694)
Net increase (decrease) in net assets resulting from capital share transactions	(202,539,850)	(72,792,928)	396,176	(1,765,998)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	$12,953,817	$42,819,434	$2,509,621	$2,048,708
Redemption fees	288	2,758	36	374
Proceeds from shares issued to holders in reinvestment of dividends	—	—	342,177	5,220
Cost of shares redeemed	(42,179,329)	(75,223,571)	(965,699)	(1,826,869)
Net increase (decrease) in net assets resulting from capital share transactions	(29,225,224)	(32,401,379)	1,886,135	227,433
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	9,780,718	13,393,108	124,759	141,764
Redemption fees	14	603	—	—
Proceeds from shares issued to holders in reinvestment of dividends	—	—	26,746	647
Cost of shares redeemed	(19,394,054)	(14,361,754)	(169,942)	(120,479)
Net increase (decrease) in net assets resulting from capital share transactions	(9,613,322)	(968,043)	(18,437)	21,932
CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	70,078,418	106,804,359	N/A	N/A
Redemption fees	3,111	4,182	N/A	N/A
Proceeds from shares issued to holders in reinvestment of dividends	—	—	N/A	N/A
Cost of shares redeemed	(86,840,860)	(90,695,882)	N/A	N/A
Net increase (decrease) in net assets resulting from capital share transactions	(16,759,331)	16,112,659	N/A	N/A
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(337,442,760)	(99,028,756)	2,020,706	2,319,718
NET ASSETS:
Beginning of year	1,175,302,470	1,274,331,226	27,085,117	24,765,399
End of year*	$837,859,710	$1,175,302,470	$29,105,823	$27,085,117
* Including undistributed net investment income (loss) of:	$(6,856,178)	$(7,237,393)	$22,011	$67,272
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Fund		The Medical Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	493,728	2,290,400	48,158	74,948
Shares issued in reinvestments of dividends and distributions	—	—	45,725	1,084
Shares redeemed	(6,455,849)	(4,383,030)	(80,322)	(139,467)
Net increase (decrease) in shares outstanding	(5,962,121)	(2,092,630)	13,561	(63,435)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	383,607	1,259,055	76,179	74,488
Shares issued in reinvestments of dividends and distributions	—	—	11,452	176
Shares redeemed	(1,285,358)	(2,171,775)	(30,673)	(66,773)
Net increase (decrease) in shares outstanding	(901,751)	(912,720)	56,958	7,891
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	301,266	412,314	3,988	5,106
Shares issued in reinvestments of dividends and distributions	—	—	918	22
Shares redeemed	(615,520)	(440,754)	(5,439)	(4,493)
Net increase (decrease) in shares outstanding	(314,254)	(28,440)	(533)	635
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	2,051,253	3,053,557	N/A	N/A
Shares issued in reinvestments of dividends and distributions	—	—	N/A	N/A
Shares redeemed	(2,559,551)	(2,626,498)	N/A	N/A
Net increase (decrease) in shares outstanding	(508,298)	427,059	N/A	N/A
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment loss	$(2,872,798)	$(3,680,400)	$(495,653)	$(411,679)
Net realized gain on sale of investments and foreign currency	40,425,317	22,542,735	5,054,165	4,069,744
Net change in unrealized depreciation of investments and foreign currency	(72,350,360)	(47,300,796)	(8,992,319)	(7,185,651)
Net decrease in net assets resulting from operations	(34,797,841)	(28,438,461)	(4,433,807)	(3,527,586)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	6,489,018	194,445,896	452,522	8,010,235
Redemption fees	5,582	41,304	—	2,251
Cost of shares redeemed	(90,933,245)	(200,815,126)	(3,387,672)	(15,752,146)
Net decrease in net assets resulting from capital share transactions	(84,438,645)	(6,327,926)	(2,935,150)	(7,739,660)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS A:
Proceeds from shares sold	4,354,298	23,756,168	464,968	2,637,530
Redemption fees	164	1,454	4	—
Cost of shares redeemed	(12,725,934)	(18,170,301)	(4,206,822)	(4,968,036)
Net increase (decrease) in net assets resulting from capital share transactions	(8,371,472)	5,587,321	(3,741,850)	(2,330,506)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	1,540,034	9,629,115	147,771	697,027
Redemption fees	—	2,106	—	61
Cost of shares redeemed	(4,144,013)	(2,801,727)	(727,287)	(774,680)
Net increase (decrease) in net assets resulting from capital share transactions	(2,603,979)	6,829,494	(579,516)	(77,592)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
CAPITAL SHARE TRANSACTIONS — INSTITUTIONAL CLASS:
Proceeds from shares sold	$37,700,129	$69,362,018	$277,363	$2,345,012
Redemption fees	5,630	1,007	—	—
Cost of shares redeemed	(40,526,909)	(41,890,144)	(772,372)	(859,118)
Net increase (decrease) in net assets resulting from capital share transactions	(2,821,150)	27,472,881	(495,009)	1,485,894
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(133,033,087)	5,123,309	$(12,185,332)	(12,189,450)
NET ASSETS:
Beginning of year	353,020,487	347,897,178	54,351,610	66,541,060
End of year*	$219,987,400	$353,020,487	$42,166,278	$54,351,610
* Including undistributed net investment loss of:	$(4,080,361)	$(1,564,310)	$(587,426)	$(616,233)
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	176,696	4,843,634	26,996	459,541
Shares redeemed	(2,482,816)	(5,019,164)	(204,096)	(910,691)
Net decrease in shares outstanding	(2,306,120)	(175,530)	(177,100)	(451,150)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	120,018	605,187	27,989	151,222
Shares redeemed	(356,455)	(458,053)	(260,043)	(286,803)
Net increase (decrease) in shares outstanding	(236,437)	147,134	(232,054)	(135,581)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Fund		Opportunities Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	44,364	251,012	9,142	40,997
Shares redeemed	(122,629)	(72,816)	(45,272)	(45,433)
Net increase (decrease) in shares outstanding	(78,265)	178,196	(36,130)	(4,436)
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	999,079	1,719,477	16,350	133,749
Shares redeemed	(1,134,556)	(1,046,919)	(47,445)	(50,621)
Net increase (decrease) in shares outstanding	(135,477)	672,558	(31,095)	83,128
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$38,206	$(33,516)	$4,426,691	$3,337,411
Net realized gain (loss) on sale of investments, foreign currency and written options and distributions received from other investment companies	1,242,092	470,836	(1,550,562)	1,920,531
Net change in unrealized depreciation of investments, foreign currency and written options	(331,341)	(108,927)	(4,902,242)	(3,227,523)
Net increase (decrease) in net assets resulting from operations	948,957	328,393	(2,026,113)	2,030,419
DISTRIBUTIONS TO SHAREHOLDERS — NO LOAD CLASS:
Net investment income	—	—	(191,179)	(455,480)
Net realized gains	—	—	(7,624)	(248,972)
Total distributions	—	—	(198,803)	(704,452)
DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS A:
Net investment income	—	—	(227,693)	(395,670)
Net realized gains	—	—	(9,565)	(290,649)
Total distributions	—	—	(237,258)	(686,319)
DISTRIBUTIONS TO SHAREHOLDERS — ADVISOR CLASS C:
Net investment income	—	—	(157,175)	(218,512)
Net realized gains	—	—	(8,371)	(209,535)
Total distributions	—	—	(165,546)	(428,047)
DISTRIBUTIONS TO SHAREHOLDERS — INSTITUTIONAL CLASS:
Net investment income	(19,394)	—	(2,377,868)	(2,149,325)
Net realized gains	—	—	(85,793)	(1,730,722)
Total distributions	(19,394)	—	(2,463,661)	(3,880,047)
CAPITAL SHARE TRANSACTIONS — NO LOAD CLASS:
Proceeds from shares sold	1,687,199	3,393,314	471,133	3,708,727
Redemption fees	3,409	446	40	37
Proceeds from shares issued to holders in reinvestment of dividends	—	—	186,758	592,803
Cost of shares redeemed	(5,521,196)	(7,189,252)	(4,348,492)	(13,631,910)
Net decrease in net assets resulting from capital share transactions	(3,830,588)	(3,795,492)	(3,690,561)	(9,330,343)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
CAPITAL SHARE TRANSACTIONS —ADVISOR CLASS A:
Proceeds from shares sold	$761,205	$2,345,454	$886,482	$3,461,056
Redemption fees	—	102	367	1,186
Proceeds from shares issued to holders in reinvestment of dividends	—	—	215,606	630,746
Cost of shares redeemed	(775,056)	(3,730,023)	(4,138,991)	(28,268,189)
Net decrease in net assets resulting from capital share transactions	(13,851)	(1,384,467)	(3,036,536)	(24,175,201)
CAPITAL SHARE TRANSACTIONS — ADVISOR CLASS C:
Proceeds from shares sold	151,620	461,527	516,516	1,455,079
Redemption fees	488	—	—	33
Proceeds from shares issued to holders in reinvestment of dividends	—	—	154,744	409,715
Cost of shares redeemed	(331,488)	(827,335)	(1,365,971)	(2,414,816)
Net decrease in net assets resulting from capital share transactions	(179,380)	(365,808)	(694,711)	(549,989)
CAPITAL SHARE TRANSACTIONS —INSTITUTIONAL CLASS:
Proceeds from shares sold	3,555,305	23,588,431	29,981,522	107,173,887
Redemption fees	1,283	80	804	—
Proceeds from shares issued to holders in reinvestment of dividends	19,163	—	2,462,293	3,872,607
Cost of shares redeemed	(10,871,931)	(3,697,548)	(64,984,222)	(28,102,437)
Net increase (decrease) in net assets resulting from capital share transactions	(7,296,180)	19,890,963	(32,539,603)	82,944,057
TOTAL INCREASE (DECREASE) IN NET ASSETS:	(10,390,436)	14,673,589	(45,052,792)	45,220,078
NET ASSETS:
Beginning of year	38,135,805	23,462,216	135,379,594	90,159,516
End of year*	$27,745,369	$38,135,805	$90,326,802	$135,379,594
* Including undistributed net investment income (loss) of:	$18,812	$—	$40,102	$(845,286)
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-
	Income Fund		Disciplinary Income Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
CHANGES IN SHARES OUTSTANDING — NO LOAD CLASS:
Shares sold	18,558	38,237	43,279	331,467
Shares issued in reinvestments of dividends and distributions	—	—	17,449	53,691
Shares redeemed	(60,805)	(80,966)	(405,296)	(1,222,512)
Net decrease in shares outstanding	(42,247)	(42,729)	(344,568)	(837,354)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS A:
Shares sold	8,362	26,310	82,960	310,268
Shares issued in reinvestments of dividends and distributions	—	—	20,254	57,214
Shares redeemed	(8,696)	(41,822)	(393,862)	(2,519,758)
Net decrease in shares outstanding	(334)	(15,512)	(290,648)	(2,152,276)
CHANGES IN SHARES OUTSTANDING — ADVISOR CLASS C:
Shares sold	1,735	5,282	48,420	130,823
Shares issued in reinvestments of dividends and distributions	—	—	14,642	37,746
Shares redeemed	(3,794)	(9,522)	(129,094)	(220,662)
Net decrease in shares outstanding	(2,059)	(4,240)	(66,032)	(52,093)
CHANGES IN SHARES OUTSTANDING — INSTITUTIONAL CLASS:
Shares sold	38,472	261,887	2,758,151	9,538,510
Shares issued in reinvestments of dividends and distributions	206	—	229,675	353,169
Shares redeemed	(118,650)	(40,965)	(6,066,130)	(2,509,318)
Net increase (decrease) in shares outstanding	(79,972)	220,922	(3,078,304)	7,382,361
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements
December 31, 2015
1. Organization
Kinetics Mutual Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is incorporated in the State of Maryland. The Company is an open-end management investment company issuing its shares in series. One billion shares are authorized for the Company with a par value of $0.001 per share. The series of the Company presently authorized are The Internet Fund ("Internet"), The Global Fund ("Global"), The Paradigm Fund ("Paradigm"), The Medical Fund ("Medical"), The Small Cap Opportunities Fund ("Small Cap"), The Market Opportunities Fund ("Market Opportunities"), The Alternative Income Fund ("Alternative Income"), and The Multi-Disciplinary Income Fund ("Multi-Disciplinary Income"). Investment operations of the Company began on October 21, 1996 (Internet), September 30, 1999 (Medical), December 31, 1999 (Global and Paradigm), March 20, 2000 (Small Cap), January 31, 2006 (Market Opportunities), June 29, 2007 (Alternative Income), and February 11, 2008 (Multi-Disciplinary Income). Each series, unlike many other investment companies which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing all of its investable assets in a corresponding portfolio series (each a "Master Portfolio" and collectively the "Master Portfolios") of Kinetics Portfolios Trust (the "Trust").
On April 28, 2000 (January 31, 2006 with respect to Market Opportunities, June 29, 2007 with respect to Alternative Income, and February 11, 2008 with respect to Multi-Disciplinary Income), each series in the Company entered into a master-feeder fund structure. By entering into this structure, each series (each a "Feeder Fund" and collectively, the "Feeder Funds") invested all of its assets in a corresponding Master Portfolio which had the same investment objective as the Feeder Fund. Each Master Portfolio has multiple feeder funds. Each Feeder Fund receives a proportionate amount of interest in the Master Portfolio equal to its relative contribution of capital. Thus, each Feeder Fund is allocated its portion of income, gains (losses) and expenses from the Master Portfolio.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2015
Each Feeder Fund's respective interest in the corresponding Master Portfolio as of December 31, 2015, is as follows:

Interest in
Master Portfolio
The Internet Fund	99.985%
The Global Fund	99.907%
The Paradigm Fund	98.815%
The Medical Fund	99.881%
The Small Cap Opportunities Fund	99.984%
The Market Opportunities Fund	99.966%
The Alternative Income Fund	99.576%
The Multi-Disciplinary Income Fund	99.830%
Prior to the conversion to a master-feeder fund structure on April 28, 2000, each then existing series conducted its own investment operations.
As of December 31, 2015, each of the Feeder Funds offers Advisor Class A shares. Advisor Class A shares are subject to an annual Rule 12b-1 fee of 0.25% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. The Advisor Class A shares are also subject to a front-end sales charge of 5.75%.
As of December 31, 2015, each of the Feeder Funds offers Advisor Class C shares. Advisor Class C shares are subject to an annual Rule 12b-1 fee of 0.75% of average daily net assets and a shareholder servicing fee of 0.25% of average daily net assets. If you sell your Advisor Class C shares within 12 months of purchase, you will have to pay a contingent deferred sales charge of 1.00%, which is applied to the NAV of the shares on the date of original purchase or on the date of redemption, whichever is less.
As of December 31, 2015, each of the Feeder Funds offers No Load Class shares. No Load Class shares are subject to a shareholder servicing fee of 0.25% of average daily net assets but do not have 12b-1 fees or a sales charge.
As of December 31, 2015, the Paradigm, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds offer Institutional Class shares. Institutional Class shares are subject to a shareholder servicing fee of 0.20% of average daily net assets but do not have 12b-1 fees or a sales charge. The Adviser has voluntarily agreed to waive the portion of the Institutional Class shareholder servicing fee in excess of 0.05%.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2015

Each class of shares for each Fund has identical rights and privileges except with respect to the Rule 12b-1 fees paid by the Advisor Class A and Advisor Class C shares, the front-end sales charge on the Advisor Class A shares, the contingent deferred sales charge on Class C, the shareholder servicing fees paid by the Advisor Class A, Advisor Class C, No Load Class and Institutional Class shares, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. Shares of each Feeder Fund will assess a 2.00% redemption fee (with exceptions) on shares redeemed or exchanged within 30 days of purchase. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class based on its relative net assets.
Refer to the Master Portfolios' financial statements to obtain information about the investment objective of the corresponding Feeder Fund. The financial statements of the Master Portfolios, including the portfolios of investments, are contained elsewhere in this report and should be read in conjunction with the Feeder Funds' financial statements.
2. Significant Accounting Policies
Security Valuation
Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange ("NYSE"), "fair value" will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS
Notes to Financial Statements — (Continued)
December 31, 2015
the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. If the composite option price is not available, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at a quote provided by third party pricing agents. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. If none of the third party pricing agents publish a price and it is the day of expiration, expiring options will be priced at intrinsic value. Debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity will be valued as follows: Debt securities are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Investments in registered open-end investment companies other than exchange-traded funds are valued at their reported net asset value ("NAV"). Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost.
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2015, 0.00%, 0.00%, and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2015.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015
Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolios receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.
Written Option Accounting
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.
Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015
other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2015, the following Master Portfolios held securities restricted to institutional investors (144A securities):

		Percentage of
	Market Value	Net Assets
The Alternative Income Portfolio	$451,093	1.62%
The Multi-Disciplinary Income Portfolio	22,686,464	25.08%
An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Master Portfolio has valued the investment. At December 31, 2015, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$—	*	0.00%
The Paradigm Portfolio	—	*	0.00%
The Market Opportunities Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	245,000		0.27%

*	Amount is less than $0.50.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker-dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.
Expense Allocation
Common expenses incurred by Feeder Funds are allocated among the Feeder Funds (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Feeder Funds, depending on the nature of the expenditure.
Each Feeder Fund records its proportionate share of the corresponding Master Portfolio's expenses on a daily basis. In addition, each Feeder Fund accrues its own separate expenses. Any cap on expenses includes Feeder Fund-specific expenses as well as the expenses allocated from the Master Portfolio.
Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio via its investment in a Feeder Fund will be subject to taxation on its share of the Master Portfolio's ordinary income and capital gains. It is intended that the Master Portfolio's

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

assets will be managed so an investor in the Master Portfolio via its investment in a Feeder Fund can satisfy the requirements of subchapter M of the Internal Revenue Code.
It is the Feeder Funds' policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Feeder Funds intend to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expenses and gain items for financial statement and tax purposes. Additionally, the Feeder Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2015, open tax years include the tax years ended December 31, 2012, through 2015. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. Other noncash

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Company's understanding of the applicable country's tax rules and rates.
3.   Investment Adviser
The Trust has entered into Investment Advisory Agreements (the "Agreements") with Kinetics Asset Management LLC (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio's average daily net assets.
The Adviser has voluntarily agreed to waive a portion of its advisory fee and/or reimburse certain operating expenses as deemed appropriate through at least May 1, 2016. The Adviser may discontinue the voluntary waiver/reimbursement at any time after May 1, 2016; these waivers/reimbursements are not subject to recapture. Below are operating expense limitations by Feeder Fund and share class:

	The Internet	The Global
	Fund	Fund
No Load Class	1.89%	1.39%
Class A	2.14%	1.64%
Class C	2.64%	2.14%

	The Paradigm	The Medical
	Fund	Fund
No Load Class	1.64%	1.39%
Class A	1.89%	1.64%
Class C	2.39%	2.14%
Institutional Class	1.44%	N/A

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
No Load Class	1.64%	1.64%
Class A	1.89%	1.89%
Class C	2.39%	2.39%
Institutional Class	1.44%	1.44%

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
No Load Class	0.95%	1.49%
Class A	1.20%	1.74%
Class C	1.70%	2.24%
Institutional Class	0.75%	1.29%
For the year ended December 31, 2015, the rate earned by the Adviser from the Master Portfolios and the waived fees/reimbursed expenses for the Feeder Funds are as follows:

	The Internet	The Global
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$—	$123,114

	The Paradigm	The Medical
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%

Expenses Reimbursed by Adviser through voluntary waiver	$738,527	$176,332
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$506,804	N/A

	The Small Cap	The Market
	Opportunities	Opportunities
	Fund	Fund
Annual Advisory Rate	1.25%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$282,313	$128,541
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$105,268	$4,172

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

	The Alternative	The Multi-
	Income	Disciplinary Income
	Fund	Fund
Annual Advisory Rate	0.90%	1.25%
Expenses Reimbursed by Adviser through voluntary waiver	$271,150	$382,621
Expenses Reimbursed by Adviser through institutional class shareholder servicing fee waiver	$37,629	$146,719
The Adviser receives the shareholder servicing fees from the No Load Class, Advisor Class A and Advisor Class C shares of a Feeder Fund pursuant to a Shareholder Servicing Agreement in the amount equal to 0.25% of the Feeder Fund's average daily net assets attributable to No Load Class, Advisor Class A and Advisor Class C shares, respectively. For the Institutional Class, the Adviser receives a shareholder servicing fee pursuant to a shareholder servicing agreement in the amount equal to 0.20% of a Feeder Fund's average daily net assets attributable to Institutional Class shares. At this time, the Adviser has contractually agreed to waive and/or reimburse the portion of the Institutional Class shareholder servicing fee in excess of 0.05% of a Feeder Fund's average daily net assets attributable to Institutional Class shares until at least May 1, 2016. For the year ended December 31, 2015, the Adviser waived amounts depicted in the above table in shareholder servicing fees for the Institutional Class of the Paradigm, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds.

Shareholder Servicing
Expenses Incurred
During 2015
The Internet Fund	$359,258
The Global Fund	20,792
The Paradigm Fund	2,429,376
The Medical Fund	73,892
The Small Cap Opportunities Fund	727,223
The Market Opportunities Fund	122,398
The Alternative Income Fund	72,886
The Multi-Disciplinary Income Fund	271,584
The Adviser is responsible for paying a portion of these shareholder servicing fees to various agents that have a written shareholder servicing agreement with the Adviser and that perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Feeder Funds.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

For the year ended December 31, 2015, the Feeder Funds were allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.
The Company, on behalf of the Feeder Funds, has adopted two Retail Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). One Plan is for Advisor Class A shares, while the other Plan is for Advisor Class C shares. Under the 12b-1 Plan for Advisor Class A shares, Advisor Class A shares may pay up to an annual rate of 0.50% of the average daily net asset value of Advisor Class A shares to the Distributor or other qualified recipients under the 12b-1 Plan. During the year ended December 31, 2015, payments under the 12b-1 Plan for the Advisor Class A shares of the Internet, Global, Paradigm, Medical, Small Cap, Market Opportunities, Alternative Income, and Multi-Disciplinary Income Funds were limited to 0.25% of the average daily net asset value of such shares of such Funds. Under the second 12b-1 Plan, Advisor Class C shares pay an annual rate of 0.75% of the average daily net asset value of such shares.

	12b-1 Expenses
	Incurred
	During 2015
	Advisor Class A	Advisor Class C
The Internet Fund	$10,544	$7,558
The Global Fund	1,149	13,095
The Paradigm Fund	401,417	983,241
The Medical Fund	13,989	4,938
The Small Cap Opportunities Fund	51,953	89,611
The Market Opportunities Fund	16,292	36,141
The Alternative Income Fund	3,952	10,730
The Multi-Disciplinary Income Fund	29,003	76,021
Kinetics Funds Distributor, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

Distributor Sales
Load Fees Received
During the Year
The Internet Fund	$305
The Global Fund	—
The Paradigm Fund	21,753
The Medical Fund	3,912
The Small Cap Opportunities Fund	4,006
The Market Opportunities Fund	365
The Alternative Income Fund	1,793
The Multi-Disciplinary Income Fund	913
4.  Reclassification of Capital Accounts
GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2015, each Feeder Fund recorded the following reclassifications to the accounts listed below:

	INCREASE/(DECREASE)
	Accumulated
	Net	Accumulated
	Investment	Net Realized
	Income	Gain
	(Loss)	(Loss)	Paid In Capital
The Internet Fund	$2,205,656	$(2,139,478)	$(66,178)
The Global Fund	43,769	8,661	(52,430)
The Paradigm Fund	10,674,501	(192,848)	(10,481,653)
The Medical Fund	381	(190,958)	190,577
The Small Cap Opportunities Fund	356,747	(189,473)	(167,274)
The Market Opportunities Fund	524,460	(314,309)	(210,151)
The Alternative Income Fund	—	2	(2)
The Multi-Disciplinary Income Fund	(587,388)	585,143	2,245
5.  Income Taxes
At December 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Internet	Global	Paradigm	Medical
Net Unrealized Appreciation	$46,499,771	$211,369	$181,372,344	$10,439,369
Undistributed Ordinary Income	—	—	—	22,011
Undistributed Long-Term Capital Gains	3,753,798	—	—	—
Total Distributable Earnings	$3,753,798	$—	$—	$22,011
Other Accumulated Loss	(224,735)	(48,886)	(608,221,566)	—
Total Accumulated Gain (Loss)	$50,028,834	$162,483	$(426,849,222)	$10,461,380

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

				Multi-
	Small Cap	Market	Alternative	Disciplinary
	Opportunities	Opportunities	Income	Income
Net Unrealized Appreciation (Depreciation)	$(38,966,793)	$3,405,512	$86,289	$(6,841,228)
Undistributed Ordinary Income	—	—	18,812	40,102
Undistributed Long-Term Capital Gains	—	—	—	—
Total Distributable Earnings	$—	$—	$18,812	$40,102
Other Accumulated Loss	(98,430,290)	(17,028,429)	(6,327,625)	(1,136,409)
Total Accumulated Loss	$(137,397,083)	$(13,622,917)	$(6,222,524)	$(7,937,535)
At December 31, 2015, the Feeder Funds had accumulated net realized capital loss carryforwards expiring in the following years:

	2018	2017	2016	Total
The Internet Fund	$—	$—	$—	$—
The Global Fund	—	(27,489)	—	(27,489)
The Paradigm Fund	(115,786,082)	(445,505,345)	(45,902,125)	(607,193,552)
The Medical Fund	—	—	—	—
The Small Cap Opportunities Fund	(8,224,702)	(86,316,846)	—	(94,541,548)
The Market Opportunities Fund	(2,108,533)	(6,623,055)	(7,913,031)	(16,644,619)
The Alternative Income Fund	(2,203,647)	(4,123,978)	—	(6,327,625)
The Multi-Disciplinary Income Fund	—	—	—	—
As a result of the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), losses incurred in this fiscal year and beyond retain their character, short-term or long-term, have no expiration date and are utilized prior to capital loss carryforwards accumulated before the enactment of the Modernization Act.
At December 31, 2015, the Global Fund had $15,382 in short-term capital loss carryforwards without expiration and the Multi-Disciplinary Income Fund had $705,331 in long-term capital loss carryforwards without expiration.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

For the year ended December 31, 2015, the following Feeder Funds utilized capital loss carryforwards:

Capital Loss
Carryforward
The Internet Fund	$—
The Global Fund	—
The Paradigm Fund	123,223,215
The Medical Fund	—
The Small Cap Opportunities Fund	40,234,429
The Market Opportunities Fund	4,689,935
The Alternative Income Fund	1,228,237
The Multi-Disciplinary Income Fund	—
At December 31, 2015, the following Feeder Funds deferred, on a tax basis, post-October losses:

	Late Year	Post-October
	Ordinary	Capital Loss
	Loss Deferral	Deferral
The Internet Fund	$—	$—
The Global Fund	(4,192)	(1,823)
The Paradigm Fund	(309,091)	—
The Medical Fund	—	—
The Small Cap Opportunities Fund	(3,345,372)	—
The Market Opportunities Fund	(206,393)	—
The Alternative Income Fund	—	—
The Multi-Disciplinary Income Fund	—	(431,078)

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

The tax components of dividends paid during the year ended December 31, 2015, and the year ended December 31, 2014, are:

	Internet		Global
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2015	$—	$27,584,492	$—	$3,860
2014	$—	$8,349,038	$—	$939

	Paradigm		Medical
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2015	$—	$—	$1,201,551	$686,006
2014	$—	$—	$—	$41,984

	Small Cap		Market Opportunities
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2015	$—	$—	$—	$—
2014	$—	$—	$—	$—

	Alternative Income		Multi-Disciplinary Income
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distribution	Distribution	Distribution	Distribution
2015	$19,394	$—	$3,065,268	$—
2014	$—	$—	$5,680,986	$17,879
6.  Tax Information (Unaudited)
The Medical Fund designates 54% of dividends declared after December 31, 2015, from net investment income as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The Medical, Alternative Income, and Multi-Disciplinary Income Funds hereby designate 64%, 100% and 100%, respectively, as ordinary income distributions and 100%, 100% and 36%, respectively, for the Internet, Global and Medical Funds as long-term capital gain distributions for the purposes of the dividends paid deduction, which include earnings and profits distributed to shareholders on redemptions of Fund shares.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Notes to Financial Statements — (Continued) December 31, 2015

For corporate shareholders in the Feeder Funds, the percentage of ordinary dividend income distributed for the year ended December 31, 2015, which was designated as qualifying for the dividends-received deduction, is 35% for the Medical Fund. The Multi-Disciplinary Income Fund and the Alternative Income Fund designate 100% and 100%, respectively, of their ordinary income distributions for the fiscal year ended December 31, 2015, as interest-related dividends under Internal Revenue Code Section 871(k)(l)(C).
The Medical Fund designates 92% of its ordinary income distribution as a short-term capital gain distribution under Internal Revenue Code Section 871(k)(2)(C).
7.   Information about Proxy Voting (Unaudited)
Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge, upon request by calling toll-free at 1-800-930-3828 or by accessing the Company's website at www.kineticsfunds.com and by accessing the SEC's website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC's website at www.sec.gov.
8.  Information about the Portfolio Holdings (Unaudited)
The Feeder Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Feeder Funds' Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
9.  Subsequent Events
In preparing these financial statements, management has evaluated Fund related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Funds' financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights

	The Internet Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$56.08	$59.27	$43.18	$36.26	$37.25
Income from Investment Operations:
Net investment loss(2)	(0.84)	(0.77)	(0.67)	(0.15)	(0.37)
Net realized and unrealized gain (loss) on investments	(2.21)	0.69	19.78	8.56	(0.37)
Total from investment operations	(3.05)	(0.08)	19.11	8.41	(0.74)
Redemption Fees	0.00 (3)	0.01	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net realized gains	(11.35)	(3.12)	(3.02)	(1.49)	(0.25)
Total distributions	(11.35)	(3.12)	(3.02)	(1.49)	(0.25)
Net Asset Value, End of Year	$41.68	$56.08	$59.27	$43.18	$36.26
Total return	(5.42)%	(0.16)%	44.28%	23.24%	(1.98)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$122,332	$151,200	$172,332	$155,036	$103,828
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.82%	1.78%	1.84%	1.94%	1.94%
After expense reimbursement(4)	1.82%	1.78%	1.84%	1.89%	1.89%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.51)%	(1.34)%	(1.30)%	(0.41)%	(0.99)%
After expense reimbursement(4)	(1.51)%	(1.34)%	(1.30)%	(0.36)%	(0.94)%
Portfolio turnover rate(5)	1%	1%	8%	9%	32%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Internet Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$54.51	$57.84	$42.30	$35.63	$36.69
Income from Investment Operations:
Net investment loss(2)	(0.95)	(0.89)	(0.81)	(0.24)	(0.46)
Net realized and unrealized gain (loss) on investments	(2.14)	0.68	19.36	8.40	(0.36)
Total from investment operations	(3.09)	(0.21)	18.55	8.16	(0.82)
Redemption Fees	—	0.00 (3)	0.01	—	0.01
Less Distributions:
From net realized gains	(11.35)	(3.12)	(3.02)	(1.49)	(0.25)
Total distributions	(11.35)	(3.12)	(3.02)	(1.49)	(0.25)
Net Asset Value, End of Year	$40.07	$54.51	$57.84	$42.30	$35.63
Total return(4)	(5.65)%	(0.41)%	43.94%	22.92%	(2.20)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$2,978	$5,143	$5,506	$1,379	$1,050
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.07%	2.03%	2.09%	2.19%	2.19%
After expense reimbursement(5)	2.07%	2.03%	2.09%	2.14%	2.14%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.76)%	(1.59)%	(1.55)%	(0.66)%	(1.24)%
After expense reimbursement(5)	(1.76)%	(1.59)%	(1.55)%	(0.61)%	(1.19)%
Portfolio turnover rate(6)	1%	1%	8%	9%	32%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Internet Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$51.81	$55.38	$40.79	$34.58	$35.79
Income from Investment Operations:
Net investment loss(2)	(1.15)	(1.11)	(1.03)	(0.43)	(0.63)
Net realized and unrealized gain (loss) on investments	(2.04)	0.64	18.64	8.13	(0.34)
Total from investment operations	(3.19)	(0.47)	17.61	7.70	(0.97)
Redemption Fees	—	0.02	—	—	0.01
Less Distributions:
From net realized gains	(11.35)	(3.12)	(3.02)	(1.49)	(0.25)
Total distributions	(11.35)	(3.12)	(3.02)	(1.49)	(0.25)
Net Asset Value, End of Year	$37.27	$51.81	$55.38	$40.79	$34.58
Total return	(6.14)%	(0.86)%	43.20%	22.32%	(2.67)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$848	$1,105	$913	$185	$103
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.57%	2.53%	2.59%	2.69%	2.69%
After expense reimbursement(3)	2.57%	2.53%	2.59%	2.64%	2.64%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(2.26)%	(2.09)%	(2.05)%	(1.16)%	(1.74)%
After expense reimbursement(3)	(2.26)%	(2.09)%	(2.05)%	(1.11)%	(1.69)%
Portfolio turnover rate(4)	1%	1%	8%	9%	32%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Internet Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Global Fund
					No Load Class
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2015		2014		2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.33		$6.05		$4.71	$3.92	$4.67
Income from Investment Operations:
Net investment income (loss)(2)	(0.02)		(0.02)		0.01	0.03	0.06
Net realized and unrealized gain (loss) on investments	(0.72)		(0.70)		1.34	0.88	(0.78)
Total from investment operations	(0.74)		(0.72)		1.35	0.91	(0.72)
Redemption Fees(3)	0.00		0.00		0.00	0.00	0.00
Less Distributions:
From net investment income	—		—		(0.01)	(0.12)	(0.03)
From net realized gains	(0.00	)(3)	(0.00	)(3)	—	—	—
Total distributions	(0.00	)(3)	(0.00	)(3)	(0.01)	(0.12)	(0.03)
Net Asset Value, End of Year	$4.59		$5.33		$6.05	$4.71	$3.92
Total return	(13.83)%		(11.89)%		28.59%	23.16%	(15.41)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$4,745		$6,771		$8,705	$5,069	$3,631
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.87%		2.61%		2.83%	3.38%	3.94%
After expense reimbursement(4)	1.39%		1.39%		1.39%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.77)%		(1.54)%		(1.22)%	(1.22)%	(1.11)%
After expense reimbursement(4)	(0.29)%		(0.32)%		0.22%	0.77%	1.44%
Portfolio turnover rate(5)	16%		14%		15%	23%	135%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Global Fund
					Advisor Class A
	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2015		2014		2013		2012		2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.31		$6.03		$4.71		$3.92		$4.68
Income from Investment Operations:
Net investment income (loss)(2)	(0.03)		(0.03)		(0.00	)(3)	0.02		0.05
Net realized and unrealized gain (loss) on investments	(0.71)		(0.70)		1.33		0.88		(0.78)
Total from investment operations	(0.74)		(0.73)		1.33		0.90		(0.73)
Redemption Fees	—		0.01		(0.00	)(3)	(0.00	)(3)	(0.00	)(3)
Less Distributions:
From net investment income	—		—		(0.01)		(0.11)		(0.03)
From net realized gains	(0.00	)(3)	(0.00	)(3)	—		—		—
Total distributions	(0.00	)(3)	(0.00	)(3)	(0.01)		(0.11)		(0.03)
Net Asset Value, End of Year	$4.57		$5.31		$6.03		$4.71		$3.92
Total return(4)	(13.89)%		(11.93)%		28.16%		22.94%		(15.59)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$376		$497		$1,992		$1,093		$392
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.12%		2.86%		3.08%		3.63%		4.19%
After expense reimbursement(5)	1.64%		1.64%		1.64%		1.64%		1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.02)%		(1.79)%		(1.47)%		(1.47)%		(1.36)%
After expense reimbursement(5)	(0.54)%		(0.57)%		(0.03)%		0.52%		1.19%
Portfolio turnover rate(6)	16%		14%		15%		23%		135%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Global Fund
					Advisor Class C
	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	December 31,		December 31,		December 31,	December 31,		December 31,
	2015		2014		2013	2012		2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$5.16		$5.90		$4.62	$3.87		$4.64
Income from Investment Operations:
Net investment income (loss)(2)	(0.05)		(0.06)		(0.03)	(0.00	)(3)	0.03
Net realized and unrealized gain (loss) on investments	(0.70)		(0.68)		1.32	0.85		(0.77)
Total from investment operations	(0.75)		(0.74)		1.29	0.85		(0.74)
Redemption Fees	—		0.00	(3)	—	—		—
Less Distributions:
From net investment income	—		—		(0.01)	(0.10)		(0.03)
From net realized gains	(0.00	)(3)	(0.00	)(3)	—	—		—
Total distributions	(0.00	)(3)	(0.00	)(3)	(0.01)	(0.10)		(0.03)
Net Asset Value, End of Year	$4.41		$5.16		$5.90	$4.62		$3.87
Total return	(14.48)%		(12.53)%		27.84%	22.04%		(15.94)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$1,614		$1,608		$1,523	$383		$111
Ratio of operating expenses to average net assets:
Before expense reimbursement	3.62%		3.36%		3.58%	4.13%		4.69%
After expense reimbursement(4)	2.14%		2.14%		2.14%	2.14%		2.14%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.52)%		(2.29)%		(1.97)%	(1.97)%		(1.86)%
After expense reimbursement(4)	(1.04)%		(1.07)%		(0.53)%	0.02%		0.69%
Portfolio turnover rate(5)	16%		14%		15%	23%		135%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Global Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$34.08	$34.35	$23.99	$19.81	$23.31
Income from Investment Operations:
Net investment income (loss)(2)	(0.32)	(0.36)	(0.15)	0.05	0.02
Net realized and unrealized gain (loss) on investments	(2.52)	0.09	10.72	4.25	(3.34)
Total from investment operations	(2.84)	(0.27)	10.57	4.30	(3.32)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	(0.21)	(0.12)	(0.18)
Total distributions	—	—	(0.21)	(0.12)	(0.18)
Net Asset Value, End of Year	$31.24	$34.08	$34.35	$23.99	$19.81
Total return	(8.33)%	(0.79)%	44.07%	21.78%	(14.27)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$292,014	$521,738	$597,746	$416,696	$430,528
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.71%	1.68%	1.72%	1.78%	1.78%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.99)%	(1.06)%	(0.60)%	0.08%	(0.03)%
After expense reimbursement(4)	(0.92)%	(1.02)%	(0.52)%	0.22%	0.11%
Portfolio turnover rate(5)	2%	7%	4%	6%	58%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$33.39	$33.74	$23.59	$19.45	$22.95
Income from Investment Operations:
Net investment loss(2)	(0.39)	(0.43)	(0.22)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(2.47)	0.08	10.53	4.18	(3.29)
Total from investment operations	(2.86)	(0.35)	10.31	4.17	(3.32)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	(0.16)	(0.03)	(0.18)
Total distributions	—	—	(0.16)	(0.03)	(0.18)
Net Asset Value, End of Year	$30.53	$33.39	$33.74	$23.59	$19.45
Total return(4)	(8.57)%	(1.04)%	43.70%	21.49%	(14.49)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$129,707	$171,958	$204,548	$135,747	$146,939
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.96%	1.93%	1.97%	2.03%	2.03%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.24)%	(1.31)%	(0.85)%	(0.17)%	(0.28)%
After expense reimbursement(5)	(1.17)%	(1.27)%	(0.77)%	(0.03)%	(0.14)%
Portfolio turnover rate(6)	2%	7%	4%	6%	58%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$31.88	$32.38	$22.66	$18.76	$22.25
Income from Investment Operations:
Net investment loss(2)	(0.53)	(0.58)	(0.35)	(0.11)	(0.14)
Net realized and unrealized gain (loss) on investments	(2.34)	0.08	10.10	4.01	(3.17)
Total from investment operations	(2.87)	(0.50)	9.75	3.90	(3.31)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	(0.03)	—	(0.18)
Total distributions	—	—	(0.03)	—	(0.18)
Net Asset Value, End of Year	$29.01	$31.88	$32.38	$22.66	$18.76
Total return	(9.00)%	(1.54)%	43.01%	20.85%	(14.90)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$114,008	$135,333	$138,355	$101,405	$102,534
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.46%	2.43%	2.47%	2.53%	2.53%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.74)%	(1.81)%	(1.35)%	(0.67)%	(0.78)%
After expense reimbursement(4)	(1.67)%	(1.77)%	(1.27)%	(0.53)%	(0.64)%
Portfolio turnover rate(5)	2%	7%	4%	6%	58%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Paradigm Fund
			Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$34.08	$34.28	$23.93	$19.79	$23.25
Income from Investment Operations:
Net investment income (loss)(2)	(0.25)	(0.29)	(0.09)	0.10	0.07
Net realized and unrealized gain (loss) on investments	(2.53)	0.09	10.70	4.24	(3.35)
Total from investment operations	(2.78)	(0.20)	10.61	4.34	(3.28)
Redemption Fees(3)	0.00	0.00	0.00	0.00	0.00
Less Distributions:
From net investment income	—	—	(0.26)	(0.20)	(0.18)
Total distributions	—	—	(0.26)	(0.20)	(0.18)
Net Asset Value, End of Year	$31.30	$34.08	$34.28	$23.93	$19.79
Total return	(8.16)%	(0.61)%	44.40%	21.99%	(14.13)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$302,130	$346,273	$333,682	$192,478	$134,309
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.66%	1.63%	1.67%	1.73%	1.73%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.94)%	(1.01)%	(0.55)%	0.13%	0.02%
After expense reimbursement(4)	(0.72)%	(0.82)%	(0.32)%	0.42%	0.31%
Portfolio turnover rate(5)	2%	7%	4%	6%	58%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Paradigm Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Medical Fund
			No Load Class
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2015	2014	2013		2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$30.67	$26.38	$17.82		$18.75	$19.48
Income from Investment Operations:
Net investment income (loss)(2)	0.08	0.13	(0.00	)(3)	0.33	0.18
Net realized and unrealized gain on investments	1.96	4.21	8.77		1.32	0.82
Total from investment operations	2.04	4.34	8.77		1.65	1.00
Redemption Fees(3)	0.00	0.00	0.00		0.00	0.00
Less Distributions:
From net investment income	(0.12)	—	(0.06)		(0.36)	(0.25)
From net realized gains	(1.97)	(0.05)	(0.15)		(2.22)	(1.48)
Total distributions	(2.09)	(0.05)	(0.21)		(2.58)	(1.73)
Net Asset Value, End of Year	$30.62	$30.67	$26.38		$17.82	$18.75
Total return	6.59%	16.44%	49.25%		8.86%	5.11%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$22,257	$21,876	$20,489		$14,254	$16,376
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.99%	2.02%	2.09%		2.22%	2.02%
After expense reimbursement(4)	1.39%	1.39%	1.39%		1.39%	1.39%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.35)%	(0.17)%	(0.70)%		0.83%	0.24%
After expense reimbursement(4)	0.25%	0.46%	0.00%		1.66%	0.87%
Portfolio turnover rate(5)	12%	3%	12%		0%	5%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Medical Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$29.71	$25.62	$17.33	$18.29	$19.06
Income from Investment Operations:
Net investment income (loss)(2)	0.00 (3)	0.06	(0.06)	0.27	0.12
Net realized and unrealized gain on investments	1.90	4.08	8.52	1.29	0.80
Total from investment operations	1.90	4.14	8.46	1.56	0.92
Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	(0.07)	—	(0.03)	(0.30)	(0.21)
From net realized gains	(1.97)	(0.05)	(0.15)	(2.22)	(1.48)
Total distributions	(2.04)	(0.05)	(0.18)	(2.52)	(1.69)
Net Asset Value, End of Year	$29.57	$29.71	$25.62	$17.33	$18.29
Total return(4)	6.34%	16.15%	48.90%	8.60%	4.79%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$6,241	$4,578	$3,746	$2,583	$3,240
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.24%	2.27%	2.34%	2.47%	2.27%
After expense reimbursement(5)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.60)%	(0.42)%	(0.95)%	0.58%	(0.01)%
After expense reimbursement(5)	0.00%	0.21%	(0.25)%	1.41%	0.62%
Portfolio turnover rate(6)	12%	3%	12%	0%	5%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Medical Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Medical Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$29.15	$25.27	$17.19	$18.15	$18.90
Income from Investment Operations:
Net investment income (loss)(2)	(0.16)	(0.08)	(0.16)	0.17	0.02
Net realized and unrealized gain on investments	1.87	4.01	8.42	1.29	0.80
Total from investment operations	1.71	3.93	8.26	1.46	0.82
Redemption Fees	—	—	—	—	0.00 (3)
Less Distributions:
From net investment income	(0.07)	—	(0.03)	(0.20)	(0.09)
From net realized gains	(1.97)	(0.05)	(0.15)	(2.22)	(1.48)
Total distributions	(2.04)	(0.05)	(0.18)	(2.42)	(1.57)
Net Asset Value, End of Year	$28.82	$29.15	$25.27	$17.19	$18.15
Total return	5.81%	15.54%	48.08%	8.08%	4.32%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$608	$631	$531	$450	$580
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.74%	2.77%	2.84%	2.97%	2.77%
After expense reimbursement(4)	2.14%	2.14%	2.14%	2.14%	2.14%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.10)%	(0.92)%	(1.45)%	0.08%	(0.51)%
After expense reimbursement(4)	(0.50)%	(0.29)%	(0.75)%	0.91%	0.12%
Portfolio turnover rate(5)	12%	3%	12%	0%	5%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Medical Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$37.21	$40.12	$25.17	$19.85	$23.32
Income from Investment Operations:
Net investment income (loss)(2)	(0.35)	(0.36)	(0.10)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	(4.22)	(2.56)	15.05	5.31	(3.15)
Total from investment operations	(4.57)	(2.92)	14.95	5.32	(3.19)
Redemption Fees	0.00 (3)	0.01	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	(0.28)
Total distributions	—	—	—	—	(0.28)
Net Asset Value, End of Year	$32.64	$37.21	$40.12	$25.17	$19.85
Total return	(12.26)%	(7.28)%	59.40%	26.74%	(13.65)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$145,032	$251,110	$277,816	$63,947	$67,798
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.73%	1.71%	1.73%	1.96%	1.90%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.03)%	(0.96)%	(0.38)%	(0.25)%	(0.44)%
After expense reimbursement(4)	(0.94)%	(0.89)%	(0.29)%	0.07%	(0.18)%
Portfolio turnover rate(5)	2%	19%	6%	22%	47%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$36.43	$39.39	$24.77	$19.59	$22.98
Income from Investment Operations:
Net investment loss(2)	(0.43)	(0.45)	(0.18)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(4.12)	(2.51)	14.79	5.22	(3.08)
Total from investment operations	(4.55)	(2.96)	14.61	5.18	(3.18)
Redemption Fees	0.00 (3)	0.00 (3)	0.01	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	(0.21)
Total distributions	—	—	—	—	(0.21)
Net Asset Value, End of Year	$31.88	$36.43	$39.39	$24.77	$19.59
Total return(4)	(12.47)%	(7.54)%	59.02%	26.44%	(13.85)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$14,857	$25,591	$21,871	$7,558	$7,250
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.98%	1.96%	1.98%	2.21%	2.15%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.28)%	(1.21)%	(0.63)%	(0.50)%	(0.69)%
After expense reimbursement(5)	(1.19)%	(1.14)%	(0.54)%	(0.18)%	(0.43)%
Portfolio turnover rate(6)	2%	19%	6%	22%	47%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$35.47	$38.53	$24.35	$19.36	$22.68
Income from Investment Operations:
Net investment loss(2)	(0.59)	(0.63)	(0.34)	(0.15)	(0.20)
Net realized and unrealized gain (loss) on investments	(4.00)	(2.44)	14.51	5.14	(3.04)
Total from investment operations	(4.59)	(3.07)	14.17	4.99	(3.24)
Redemption Fees	—	0.01	0.01	—	—
Less Distributions:
From net investment income	—	—	—	—	(0.08)
Total distributions	—	—	—	—	(0.08)
Net Asset Value, End of Year	$30.88	$35.47	$38.53	$24.35	$19.36
Total return	(12.92)%	(7.97)%	58.23%	25.77%	(14.29)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$8,840	$12,928	$7,178	$2,536	$2,440
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.48%	2.46%	2.48%	2.71%	2.65%
After expense reimbursement(3)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.78)%	(1.71)%	(1.13)%	(1.00)%	(1.19)%
After expense reimbursement(3)	(1.69)%	(1.64)%	(1.04)%	(0.68)%	(0.93)%
Portfolio turnover rate(4)	2%	19%	6%	22%	47%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Small Cap Opportunities Fund
			Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$37.57	$40.44	$25.32	$19.93	$23.45
Income from Investment Operations:
Net investment income (loss)(2)	(0.28)	(0.28)	(0.03)	0.06	0.00 (3)
Net realized and unrealized gain (loss) on investments	(4.26)	(2.59)	15.15	5.33	(3.17)
Total from investment operations	(4.54)	(2.87)	15.12	5.39	(3.17)
Redemption Fees	0.00 (3)	0.00 (3)	—	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	—	—	(0.35)
Total distributions	—	—	—	—	(0.35)
Net Asset Value, End of Year	$33.03	$37.57	$40.44	$25.32	$19.93
Total return	(12.06)%	(7.12)%	59.72%	27.04%	(13.51)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$51,258	$63,392	$41,032	$7,482	$5,498
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.68%	1.66%	1.68%	1.91%	1.85%
After expense reimbursement(4)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.98)%	(0.91)%	(0.33)%	(0.20)%	(0.39)%
After expense reimbursement(4)	(0.74)%	(0.69)%	(0.09)%	0.27%	0.02%
Portfolio turnover rate(5)	2%	19%	6%	22%	47%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Small Cap Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$16.68	$17.66	$12.08	$10.45	$11.46
Income from Investment Operations:
Net investment income (loss)(2)	(0.15)	(0.10)	0.00 (3)	0.03	0.01
Net realized and unrealized gain (loss) on investments	(1.37)	(0.88)	5.65	1.80	(0.91)
Total from investment operations	(1.52)	(0.98)	5.65	1.83	(0.90)
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	(0.07)	(0.20)	(0.11)
Total distributions	—	—	(0.07)	(0.20)	(0.11)
Net Asset Value, End of Year	$15.16	$16.68	$17.66	$12.08	$10.45
Total return	(9.11)%	(5.55)%	46.74%	17.52%	(7.85)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$31,230	$37,318	$47,466	$32,929	$30,191
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.90%	1.86%	1.88%	1.97%	1.93%
After expense reimbursement(4)	1.64%	1.64%	1.64%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.17)%	(0.77)%	(0.21)%	(0.10)%	(0.20)%
After expense reimbursement(4)	(0.91)%	(0.55)%	0.03%	0.23%	0.09%
Portfolio turnover rate(5)	2%	18%	21%	26%	14%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$16.59	$17.60	$12.07	$10.43	$11.43
Income from Investment Operations:
Net investment income (loss)(2)	(0.19)	(0.14)	(0.03)	0.00 (3)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.36)	(0.87)	5.63	1.80	(0.90)
Total from investment operations	(1.55)	(1.01)	5.60	1.80	(0.92)
Redemption Fees	0.00 (3)	—	0.00 (3)	0.00 (3)	0.00 (3)
Less Distributions:
From net investment income	—	—	(0.07)	(0.16)	(0.08)
Total distributions	—	—	(0.07)	(0.16)	(0.08)
Net Asset Value, End of Year	$15.04	$16.59	$17.60	$12.07	$10.43
Total return(4)	(9.34)%	(5.74)%	46.36%	17.26%	(8.08)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$4,502	$8,817	$11,742	$6,518	$8,600
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.15%	2.11%	2.13%	2.22%	2.18%
After expense reimbursement(5)	1.89%	1.89%	1.89%	1.89%	1.89%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.42)%	(1.02)%	(0.46)%	(0.35)%	(0.45)%
After expense reimbursement(5)	(1.16)%	(0.80)%	(0.22)%	(0.02)%	(0.16)%
Portfolio turnover rate(6)	2%	18%	21%	26%	14%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Market Opportunities Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$16.24	$17.32	$11.94	$10.32	$11.30
Income from Investment Operations:
Net investment loss(2)	(0.27)	(0.22)	(0.11)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(1.32)	(0.86)	5.56	1.78	(0.88)
Total from investment operations	(1.59)	(1.08)	5.45	1.72	(0.96)
Redemption Fees	—	0.00 (3)	0.00 (3)	0.00 (3)	—
Less Distributions:
From net investment income	—	—	(0.07)	(0.10)	(0.02)
Total distributions	—	—	(0.07)	(0.10)	(0.02)
Net Asset Value, End of Year	$14.65	$16.24	$17.32	$11.94	$10.32
Total return	(9.79)%	(6.24)%	45.61%	16.70%	(8.51)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$4,079	$5,109	$5,525	$3,932	$4,233
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.65%	2.61%	2.63%	2.72%	2.68%
After expense reimbursement(4)	2.39%	2.39%	2.39%	2.39%	2.39%
Ratio of net investment loss to average net assets:
Before expense reimbursement	(1.92)%	(1.52)%	(0.96)%	(0.85)%	(0.95)%
After expense reimbursement(4)	(1.66)%	(1.30)%	(0.72)%	(0.52)%	(0.66)%
Portfolio turnover rate(5)	2%	18%	21%	26%	14%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(5)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Market Opportunities Fund
			Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$16.80	$17.74	$12.10	$10.46	$11.48
Income from Investment Operations:
Net investment income (loss)(2)	(0.12)	(0.06)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on investments	(1.39)	(0.88)	5.67	1.81	(0.92)
Total from investment operations	(1.51)	(0.94)	5.70	1.86	(0.89)
Redemption Fees	—	—	0.01	—	—
Less Distributions:
From net investment income	—	—	(0.07)	(0.22)	(0.13)
Total distributions	—	—	(0.07)	(0.22)	(0.13)
Net Asset Value, End of Year	$15.29	$16.80	$17.74	$12.10	$10.46
Total return	(8.93)%	(5.36)%	47.15%	17.83%	(7.71)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$2,355	$3,108	$1,809	$229	$186
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.85%	1.81%	1.83%	1.92%	1.88%
After expense reimbursement(3)	1.44%	1.44%	1.44%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.12)%	(0.72)%	(0.16)%	(0.05)%	(0.15)%
After expense reimbursement(3)	(0.71)%	(0.35)%	0.23%	0.43%	0.29%
Portfolio turnover rate(4)	2%	18%	21%	26%	14%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(4)	Portfolio turnover of The Market Opportunities Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
			No Load Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012(1)	2011(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$89.06	$87.88	$83.31	$77.90	$83.82
Income from Investment Operations:
Net investment income (loss)(3)	0.01	(0.12)	(0.21)	1.53	1.03
Net realized and unrealized gain (loss) on investments	2.56	1.30	4.78	6.09	(5.13)
Total from investment operations	2.57	1.18	4.57	7.62	(4.10)
Redemption Fees	0.05	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)
Less Distributions:
From net investment income	—	—	—	(2.21)	(1.82)
Total distributions	—	—	—	(2.21)	(1.82)
Net Asset Value, End of Year	$91.68	$89.06	$87.88	$83.31	$77.90
Total return	2.94%	1.50%	5.22%	9.90%	(4.88)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$4,570	$8,202	$11,848	$4,699	$5,613
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.74%	1.80%	2.23%	2.55%	2.29%
After expense reimbursement(5)	0.95%	0.95%	0.95%	1.64%	1.64%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.78)%	(0.99)%	(1.52)%	0.93%	0.59%
After expense reimbursement(5)	0.01%	(0.14)%	(0.24)%	1.84%	1.24%
Portfolio turnover rate(6)	6%	17%	19%	56%	69%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
			Advisor Class A
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012(1)	2011(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$88.69	$87.73	$83.38	$77.76	$83.52
Income from Investment Operations:
Net investment income (loss)(3)	(0.22)	(0.34)	(0.43)	1.31	0.82
Net realized and unrealized gain (loss) on investments	2.55	1.30	4.77	6.09	(5.13)
Total from investment operations	2.33	0.96	4.34	7.40	(4.31)
Redemption Fees	—	0.00 (4)	0.01	0.00 (4)	0.01
Less Distributions:
From net investment income	—	—	—	(1.78)	(1.46)
Total distributions	—	—	—	(1.78)	(1.46)
Net Asset Value, End of Year	$91.02	$88.69	$87.73	$83.38	$77.76
Total return(5)	2.63%	1.24%	4.91%	9.61%	(5.08)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$1,565	$1,554	$2,898	$2,597	$4,559
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.99%	2.05%	2.48%	2.80%	2.54%
After expense reimbursement(6)	1.20%	1.20%	1.20%	1.89%	1.89%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.03)%	(1.24)%	(1.77)%	0.68%	0.34%
After expense reimbursement(6)	(0.24)%	(0.39)%	(0.49)%	1.59%	0.99%
Portfolio turnover rate(7)	6%	17%	19%	56%	69%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	Portfolio turnover of The Alternative Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
			Advisor Class C
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012(1)	2011(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$86.60	$86.10	$82.26	$76.75	$82.53
Income from Investment Operations:
Net investment income (loss)(3)	(0.65)	(0.77)	(0.84)	0.89	0.40
Net realized and unrealized gain (loss) on investments	2.48	1.27	4.68	6.00	(5.03)
Total from investment operations	1.83	0.50	3.84	6.89	(4.63)
Redemption Fees	0.03	—	—	0.00 (4)	0.01
Less Distributions:
From net investment income	—	—	—	(1.38)	(1.16)
Total distributions	—	—	—	(1.38)	(1.16)
Net Asset Value, End of Year	$88.46	$86.60	$86.10	$82.26	$76.75
Total return	2.15%	0.74%	4.46%	8.96%	(5.51)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$1,356	$1,506	$1,862	$1,763	$2,316
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.49%	2.55%	2.98%	3.30%	3.04%
After expense reimbursement(5)	1.70%	1.70%	1.70%	2.39%	2.39%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.53)%	(1.74)%	(2.27)%	0.18%	(0.16)%
After expense reimbursement(5)	(0.74)%	(0.89)%	(0.99)%	1.09%	0.49%
Portfolio turnover rate(6)	6%	17%	19%	56%	69%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Alternative Income Fund
			Institutional Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012(1)	2011(1)
PER SHARE DATA:(2)
Net Asset Value, Beginning of Year	$90.14	$88.76	$84.00	$78.49	$84.22
Income from Investment Operations:
Net investment income (loss)(3)	0.19	0.06	(0.04)	1.72	1.21
Net realized and unrealized gain (loss) on investments	2.60	1.32	4.80	6.16	(5.13)
Total from investment operations	2.79	1.38	4.76	7.88	(3.92)
Redemption Fees	0.00 (4)	0.00 (4)	—	0.01	0.17
Less Distributions:
From net investment income	(0.09)	—	—	(2.38)	(1.98)
Total distributions	(0.09)	—	—	(2.38)	(1.98)
Net Asset Value, End of Year	$92.84	$90.14	$88.76	$84.00	$78.49
Total return	3.09%	1.72%	5.39%	10.17%	(4.43)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$20,255	$26,874	$6,854	$1,629	$798
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.69%	1.75%	2.18%	2.50%	2.24%
After expense reimbursement(5)	0.75%	0.75%	0.75%	1.44%	1.44%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(0.73)%	(0.94)%	(1.47)%	0.98%	0.64%
After expense reimbursement(5)	0.21%	0.06%	(0.04)%	2.04%	1.44%
Portfolio turnover rate(6)	6%	17%	19%	56%	69%

(1)	Per share data adjusted for 1:10 reverse stock split completed as of May 31, 2013.
(2)	Information presented relates to a share of capital stock outstanding for each period.
(3)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)	Amount calculated is less than $0.005.
(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	Portfolio turnover of The Alternative Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
			No Load Class
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2015	2014	2013		2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.79	$11.02	$11.08		$10.09	$10.47
Income from Investment Operations:
Net investment income(2)	0.37	0.33	0.20		0.34	0.83
Net realized and unrealized gain (loss) on investments	(0.60)	(0.06)	0.28		1.20	(0.80)
Total from investment operations	(0.23)	0.27	0.48		1.54	0.03
Redemption Fees(3)	0.00	0.00	0.00		0.00	0.00
Less Distributions:
From net investment income	(0.23)	(0.29)	(0.28)		(0.43)	(0.36)
From net realized gains	(0.01)	(0.21)	(0.26)		(0.12)	(0.05)
Total distributions	(0.24)	(0.50)	(0.54)		(0.55)	(0.41)
Net Asset Value, End of Year	$10.32	$10.79	$11.02		$11.08	$10.09
Total return	(2.17)%	2.46%	4.28%		15.38%	0.24%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$6,108	$10,105	$19,553		$19,566	$13,389
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.79%	1.79%	1.83	%(4)	2.00%	2.38%
After expense reimbursement(5)	1.49%	1.49%	1.50	%(4)	1.49%	1.49%
Ratio of net investment income to average net assets:
Before expense reimbursement	3.08%	2.63%	1.41%	(6)	2.65%	7.09%
After expense reimbursement(5)	3.38%	2.93%	1.74%	(6)	3.16%	7.98%
Portfolio turnover rate(7)	10%	35%	54%		41%	74%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.82% before expense reimbursement and 1.49% after expense reimbursement.

(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.

The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
			Advisor Class A
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2015	2014	2013		2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.75	$10.98	$11.03		$10.05	$10.44
Income from Investment Operations:
Net investment income(2)	0.34	0.30	0.17		0.31	0.78
Net realized and unrealized gain (loss) on investments	(0.60)	(0.06)	0.29		1.20	(0.78)
Total from investment operations	(0.26)	0.24	0.46		1.51	—
Redemption Fees	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	—
Less Distributions:
From net investment income	(0.21)	(0.26)	(0.25)		(0.41)	(0.34)
From net realized gains	(0.01)	(0.21)	(0.26)		(0.12)	(0.05)
Total distributions	(0.22)	(0.47)	(0.51)		(0.53)	(0.39)
Net Asset Value, End of Year	$10.27	$10.75	$10.98		$11.03	$10.05
Total return(4)	(2.46)%	2.17%	4.15%		15.12%	(0.01)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$8,754	$12,281	$36,170		$25,764	$4,726
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.04%	2.04%	2.08	%(5)	2.25%	2.63%
After expense reimbursement(6)	1.74%	1.74%	1.75	%(5)	1.74%	1.74%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.83%	2.38%	1.16	%(7)	2.40%	6.84%
After expense reimbursement(6)	3.13%	2.68%	1.49	%(7)	2.91%	7.73%
Portfolio turnover rate(8)	10%	35%	54%		41%	74%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)	The total return calculation does not reflect the 5.75% front end sales charge on Advisor Class A shares.
(5)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.07% before expense reimbursement and 1.74% after expense reimbursement.

(6)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(7)	The ratio of net investment income includes borrowing expense on securities sold short.
(8)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
			Advisor Class C
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2015	2014	2013		2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.65	$10.90	$10.96		$10.00	$10.40
Income from Investment Operations:
Net investment income(2)	0.28	0.24	0.11		0.26	0.74
Net realized and unrealized gain (loss) on investments	(0.58)	(0.06)	0.29		1.18	(0.78)
Total from investment operations	(0.30)	0.18	0.40		1.44	(0.04)
Redemption Fees	—	0.00 (3)	—		—	—
Less Distributions:
From net investment income	(0.16)	(0.22)	(0.20)		(0.36)	(0.31)
From net realized gains	(0.01)	(0.21)	(0.26)		(0.12)	(0.05)
Total distributions	(0.17)	(0.43)	(0.46)		(0.48)	(0.36)
Net Asset Value, End of Year	$10.18	$10.65	$10.90		$10.96	$10.00
Total return	(2.84)%	1.61%	3.59%		14.48%	(0.49)%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$9,266	$10,403	$11,209		$7,485	$1,645
Ratio of operating expenses to average net assets:
Before expense reimbursement	2.54%	2.54%	2.58	%(4)	2.75%	3.13%
After expense reimbursement(5)	2.24%	2.24%	2.25	%(4)	2.24%	2.24%
Ratio of net investment income to average net assets:
Before expense reimbursement	2.33%	1.88%	0.66	%(6)	1.90%	6.34%
After expense reimbursement(5)	2.63%	2.18%	0.99	%(6)	2.41%	7.23%
Portfolio turnover rate(7)	10%	35%	54%		41%	74%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 2.57% before expense reimbursement and 2.24% after expense reimbursement.

(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. — THE FEEDER FUNDS Financial Highlights — (Continued)

	The Multi-Disciplinary Income Fund
			Institutional Class
	For the	For the	For the		For the	For the
	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	December 31,	December 31,	December 31,		December 31,	December 31,
	2015	2014	2013		2012	2011
PER SHARE DATA:(1)
Net Asset Value, Beginning of Year	$10.82	$11.06	$11.11		$10.12	$10.50
Income from Investment Operations:
Net investment income(2)	0.39	0.35	0.22		0.36	0.85
Net realized and unrealized gain (loss) on investments	(0.59)	(0.06)	0.29		1.20	(0.80)
Total from investment operations	(0.20)	0.29	0.51		1.56	0.05
Redemption Fees	0.00 (3)	—	—		—	—
Less Distributions:
From net investment income	(0.27)	(0.32)	(0.30)		(0.45)	(0.38)
From net realized gains	(0.01)	(0.21)	(0.26)		(0.12)	(0.05)
Total distributions	(0.28)	(0.53)	(0.56)		(0.57)	(0.43)
Net Asset Value, End of Year	$10.34	$10.82	$11.06		$11.11	$10.12
Total return	(1.96)%	2.61%	4.58%		15.55%	0.42%

SUPPLEMENTAL DATA AND RATIOS
Net assets, end of year (000's)	$66,199	$102,590	$23,227		$6,576	$3,878
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.74%	1.74%	1.78	%(4)	1.95%	2.33%
After expense reimbursement(5)	1.29%	1.29%	1.30	%(4)	1.29%	1.29%
Ratio of net investment income to average net assets:
Before expense reimbursement	3.13%	2.68%	1.46	%(6)	2.70%	7.14%
After expense reimbursement(5)	3.58%	3.13%	1.94	%(6)	3.36%	8.18%
Portfolio turnover rate(7)	10%	35%	54%		41%	74%

(1)	Information presented relates to a share of capital stock outstanding for each period.
(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)	Amount calculated is less than $0.005.
(4)
The ratio of expenses includes borrowing expense on securities sold short. The expense ratio excluding borrowing expenses on securities sold short was 1.77% before expense reimbursement and 1.29% after expense reimbursement.

(5)	See Note #3, Investment Adviser, for the waiver and expense reimbursement discussion.
(6)	The ratio of net investment income includes borrowing expense on securities sold short.
(7)	Portfolio turnover of The Multi-Disciplinary Income Portfolio.
The accompanying notes are an integral part of these financial statements.

KINETICS MUTUAL FUNDS, INC. Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of
Kinetics Mutual Funds, Inc.
New York, NY
We have audited the accompanying statements of assets and liabilities of The Internet Fund, The Global Fund, The Paradigm Fund, The Medical Fund, The Small Cap Opportunities Fund, The Market Opportunities Fund, The Alternative Income Fund and The Multi-Disciplinary Income Fund, each a series of shares of Kinetics Mutual Funds, Inc. (the "Funds"), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor were the Funds required to have, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight funds of the Kinetics Mutual Funds, Inc. as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania
February 26, 2016

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015

The Internet Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$50,959,355	40.4%
Retail Trade	10,105,612	8.0%
Management of Companies and Enterprises	8,523,683	6.7%
Finance and Insurance	6,983,413	5.5%
Manufacturing	4,003,300	3.2%
Administrative and Support and Waste Management and Remediation Services	3,109,266	2.5%
Arts, Entertainment, and Recreation	1,444,716	1.1%
Real Estate and Rental and Leasing	376,200	0.3%
Professional, Scientific, and Technical Services	11,460	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015 — (Continued)

The Global Portfolio

		Percentage
	Market	of Total
Country Allocation*	Value	Net Assets
United States	$2,186,457	32.5%
Canada	1,886,825	28.0%
France	443,196	6.6%
Cayman Islands	330,000	4.9%
United Kingdom	66,320	1.0%
Brazil	26,067	0.4%
Argentina	23,027	0.3%
Netherlands	5,760	0.1%
Spain	4,792	0.1%
Sweden	3,703	0.0%
Japan	1,000	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015 — (Continued)

The Paradigm Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$174,595,008	20.6%
Real Estate and Rental and Leasing	119,975,060	14.1%
Finance and Insurance	103,848,371	12.2%
Petroleum and Gas	79,609,834	9.4%
Management of Companies and Enterprises	77,173,086	9.1%
Retail Trade	61,429,181	7.2%
Manufacturing	52,519,150	6.2%
Arts, Entertainment, and Recreation	38,547,707	4.6%
Mining, Quarrying, and Oil and Gas Extraction	23,059,942	2.7%
Utilities	2,221,526	0.3%
Transportation and Warehousing	60,696	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015 — (Continued)

The Medical Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$24,845,999	85.3%
Professional, Scientific, and Technical Services	2,365,218	8.1%
Finance and Insurance	6,274	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015 — (Continued)

The Small Cap Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Manufacturing	$43,528,248	19.8%
Real Estate and Rental and Leasing	34,644,661	15.7%
Finance and Insurance	26,961,607	12.3%
Petroleum and Gas	25,566,058	11.6%
Management of Companies and Enterprises	21,078,916	9.6%
Information	13,451,502	6.1%
Retail Trade	9,728,653	4.4%
Arts, Entertainment, and Recreation	7,506,135	3.4%
Accommodation and Food Services	4,426,350	2.0%
Mining, Quarrying, and Oil and Gas Extraction	3,666,373	1.7%
Utilities	2,754,885	1.3%
Wholesale Trade	750,026	0.3%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015 — (Continued)

The Market Opportunities Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$16,779,148	39.8%
Real Estate and Rental and Leasing	4,191,655	9.9%
Petroleum and Gas	3,940,692	9.4%
Management of Companies and Enterprises	3,486,574	8.3%
Accommodation and Food Services	1,352,400	3.2%
Manufacturing	44,704	0.1%
Wholesale Trade	30,720	0.1%
Retail Trade	7,183	0.0%
Support Activities for Water Transportation	7,126	0.0%
Industrials	6,637	0.0%
Administrative and Support and Waste Management and Remediation Services	6,034	0.0%
Mining, Quarrying, and Oil and Gas Extraction	1,242	0.0%

*	Excludes Short-Term Investments

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015 — (Continued)

The Alternative Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Finance and Insurance	$10,885,292	39.1%
Manufacturing	6,532,998	23.5%
Public Administration	2,596,012	9.3%
Retail Trade	1,100,289	3.9%
Mining, Quarrying, and Oil and Gas Extraction	897,900	3.2%
Information	775,078	2.8%
Utilities	602,323	2.2%
Wholesale Trade	497,481	1.8%
Professional, Scientific, and Technical Services	429,504	1.5%
Accommodation and Food Services	399,340	1.4%
Administrative and Support and Waste Management and
Remediation Services	385,713	1.4%
Transportation and Warehousing	303,273	1.1%

*	Excludes Short-Term Investments & Written Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS Allocation of Portfolio Assets December 31, 2015 — (Continued)

The Multi-Disciplinary Income Portfolio

		Percentage
	Market	of Total
Sector Allocation*	Value	Net Assets
Information	$19,073,799	21.1%
Real Estate and Rental and Leasing	14,357,816	15.9%
Manufacturing	13,532,020	15.0%
Finance and Insurance	8,581,071	9.5%
Construction	8,472,278	9.4%
Mining, Quarrying, and Oil and Gas Extraction	6,669,710	7.4%
Retail Trade	6,653,625	7.3%
Accommodation and Food Services	4,347,307	4.8%
Administrative and Support and Waste Management and Remediation Services	4,049,790	4.5%
Professional, Scientific, and Technical Services	763,438	0.8%
Health Care and Social Assistance	510,375	0.6%
Transportation and Warehousing	474,375	0.5%
Utilities	305,925	0.3%
Wholesale Trade	278,125	0.3%

*	Excludes Short-Term Investments & Written Options

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2015

COMMON STOCKS — 67.64%	Shares	Value
Administrative and Support Services — 2.46%
CreditRiskMonitor.com, Inc.	780	$1,638
Ctrip.com International Limited — ADR*^	11,600	537,428
PayPal Holdings, Inc.*	71,000	2,570,200
		3,109,266
Broadcasting (except Internet) — 4.05%
The E.W. Scripps Company — Class A	76,000	1,444,000
The Madison Square Garden Company — Class A*	16,366	2,648,019
MSG Networks Inc. — Class A*	49,100	1,021,280
		5,113,299
Cable Distributor — 6.76%
Liberty Broadband Corporation — Series A*	23,200	1,198,280
Liberty Broadband Corporation — Series C*	57,200	2,966,392
Liberty Global plc — Series C*	100,000	4,077,000
Liberty Global plc LiLAC — Series C*^	6,740	289,820
		8,531,492
Credit Intermediation and Related Activities — 0.58%
LendingTree, Inc.*^	8,233	735,042
Data Processing, Hosting and Related Services — 0.33%
CoStar Group, Inc.*^	2,000	413,380
Data Processor — 3.90%
MasterCard, Inc. — Class A	19,600	1,908,256
Verisk Analytics, Inc. — Class A*	7,600	584,288
Visa, Inc. — Class A	31,400	2,435,070
		4,927,614
Defense — 3.17%
CACI International, Inc. — Class A*	35,000	3,247,300
ManTech International Corporation — Class A	25,000	756,000
		4,003,300
E-Commerce — 6.40%
eBay, Inc.*	72,000	1,978,560
Liberty Interactive Corporation — Class A*	223,400	6,103,288
		8,081,848
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Global Exchanges — 0.05%
JSE Limited	8,000	$66,214
Holding Company — 0.85%
Icahn Enterprises LP	17,444	1,069,317
Media — 15.82%
Liberty Media Corporation — Class A*	99,000	3,885,750
Liberty Media Corporation — Class C*	156,200	5,948,096
Liberty Ventures — Series A*	144,000	6,495,840
Starz — Class A*	97,000	3,249,500
Viacom Inc. — Class B	9,600	395,136
		19,974,322
Motor Vehicle and Parts Dealers — 0.20%
AutoNation, Inc.*	4,200	250,572
Non-Store Retailers — 1.09%
Copart, Inc.*	36,000	1,368,360
Overstock.com, Inc.*	1,000	12,280
		1,380,640
Other Information Services — 8.62%
Alphabet, Inc. — Class A*	6,000	4,668,060
Alphabet, Inc. — Class C*	6,000	4,553,280
Yahoo! Inc.*	50,000	1,663,000
		10,884,340
Performing Arts, Spectator Sports, and Related Industries — 1.15%
Live Nation Entertainment, Inc.*	58,800	1,444,716
Professional, Scientific, and Technical Services — 0.01%
Monster Worldwide, Inc.*	2,000	11,460
Publishing Industries (except Internet) — 0.19%
Journal Media Group Inc.	19,375	232,888
Rental and Leasing Services — 0.20%
Comdisco Holding Company, Inc.*	56,000	252,000
Satellite Telecommunications — 10.82%
DISH Network Corp. — Class A*	108,400	6,198,312
EchoStar Corporation — Class A*	190,600	7,454,366
		13,652,678
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.99%
The Bitcoin Investment Trust*	1,900	$119,700
MarketAxess Holdings, Inc.	5,700	636,063
OTC Markets Group Inc. — Class A	30,600	498,780
		1,254,543
Telecommunications — 0.00%
ICTC Group Inc.*	149	3,874
TOTAL COMMON STOCKS
(cost $38,773,094)		85,392,805

	Principal
ESCROW NOTES — 0.00%	Amount
Special Purpose Entity — 0.00%
Adelphia Communications Corp. Preferred*+	$190,000	—
TOTAL ESCROW NOTES
(cost $0)		—

RIGHTS — 0.10%	Shares
Rental and Leasing Services — 0.10%
Comdisco Holding Company, Inc.*^#	1,800,000	124,200
TOTAL RIGHTS
(cost $21,920)		124,200

SHORT-TERM INVESTMENTS — 20.40%
Money Market Funds — 20.40%
Fidelity Institutional Government Portfolio — Class I, 0.12%b	6,440,000	6,440,000
Fidelity Institutional Money Market Portfolio — Class I, 0.28%b	6,440,000	6,440,000
Fidelity Institutional Tax-Exempt Portfolio — Class I, 0.01%b	6,440,000	6,440,000
First American Government Obligations Fund — Class Z, 0.10%b	6,440,000	6,440,000
TOTAL SHORT-TERM INVESTMENTS
(cost $25,760,000)		25,760,000
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Internet Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.53%	Shares	Value
Money Market Funds — 0.53%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.47%b	669,576	$669,576
TOTAL INVESTMENTS PURCHASED WITH THE
CASH PROCEEDS FROM SECURITIES LENDING
(cost $669,576)		669,576
TOTAL INVESTMENTS — 88.67%
(cost $65,224,590)		$111,946,581

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^—
This security or a portion of this security was out on loan at December 31, 2015. Total loaned securities had a market value of $608,492 at December 31, 2015. The remaining contractual maturity of all of the securities lending transactions was overnight and continuous.

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
# —	Contingent value right (contingent upon profitability of company).
b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
ADR — American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

COMMON STOCKS — 73.02%	Shares	Value
Asset Management — 10.36%
Brookfield Asset Management Inc. — Class A	5,800	$182,874
JZ Capital Partners Limited	10,000	56,462
Onex Corporation	7,000	430,640
Partners Value Investments Inc.*	1,200	27,370
		697,346
Cable Distributor — 2.22%
Altice SA*	400	5,760
Liberty Broadband Corporation — Series A*	900	46,485
Liberty Broadband Corporation — Series C*	1,800	93,348
Numericable Group SA	100	3,640
		149,233
Crop Production — 0.34%
Cresud S.A.C.I.F.y A. — ADR*	1,785	23,027
Global Exchanges — 0.39%
BM&F Bovespa SA	9,470	26,067
Holding Company — 16.33%
Bollore SA	92,500	431,956
Clarke Inc.	33,000	235,152
Dundee Corporation — Class A*	17,800	58,918
HRG Group, Inc.*	200	2,712
Icahn Enterprises LP	5,994	367,432
Investor AB — B Shares	100	3,703
		1,099,873
Insurance Carriers and Related Activities — 5.00%
Fairfax Financial Holdings Limited	715	336,765
Lessors of Nonresidential Buildings (except Miniwarehouses) — 4.87%
The Howard Hughes Corporation*	2,900	328,164
Media — 9.35%
Liberty Media Corporation — Class A*	3,600	141,300
Liberty Media Corporation — Class C*	5,200	198,016
Liberty Ventures — Series A*	6,432	290,148
		629,464
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Mining (except Oil and Gas) — 5.39%
Franco-Nevada Corporation	1,200	$54,900
NovaCopper Inc.*	666	188
NovaGold Resources Inc.*^	4,000	16,840
Sandstorm Gold Limited*	3,600	9,468
Silver Wheaton Corporation	22,650	281,313
		362,709
Motion Picture and Sound Recording Industries — 0.31%
DreamWorks Animation SKG, Inc. — Class A*	800	20,616
Oil and Gas — 5.57%
Texas Pacific Land Trust	2,866	375,217
Oil and Gas Extraction — 0.68%
Continental Resources, Inc.*	2,000	45,960
Oil and Gas Services — 4.90%
Siem Industries Inc.	6,600	330,000
Other Information Services — 0.01%
Internet Initiative Japan Inc. — ADR	100	1,000
Pipeline Transportation — 0.11%
Rubis SCA	100	7,600
Publishing Industries (except Internet) — 0.07%
Promotora de Informaciones S.A. — ADR*	240	1,332
Promotora de Informaciones S.A. — Class A*	610	3,460
		4,792
Real Estate — 3.28%
Brookfield Property Partners LP^	281	6,531
Dream Unlimited Corp. — Class A*	40,800	214,364
		220,895
Restaurants — 0.56%
Restaurant Brands International LP	18	672
Restaurant Brands International, Inc.	1,000	37,360
		38,032
Satellite Telecommunications — 2.24%
DISH Network Corp. — Class A*	1,000	57,180
EchoStar Corporation — Class A*	2,400	93,864
		151,044
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.47%
The Bitcoin Investment Trust*	500	$31,500
Telecommunications — 0.15%
Cable & Wireless Communications plc	9,000	9,858
Transportation Equipment Manufacturing — 0.42%
HEICO Corporation — Class A	575	28,290
TOTAL COMMON STOCKS
(cost $4,681,978)		4,917,452

	Principal
CORPORATE BONDS — 0.54%	Amount
General Merchandise Stores — 0.54%
Sears Holdings Corporation, 8.000%, 12/15/2019	$39,500	36,340
TOTAL CORPORATE BONDS
(cost $39,500)		36,340

PURCHASED PUT OPTIONS — 0.12%	Contractsd
Funds, Trusts, and Other Financial Vehicles — 0.12%
ProShares Ultra VIX Short-Term Futures ETF*
Expiration Date: January 2017, Exercise Price: $20.00	2	2,195
Expiration Date: January 2017, Exercise Price: $25.00	4	5,870
TOTAL PURCHASED PUT OPTIONS
(cost $9,106)		8,065

WARRANTS — 0.23%	Shares
General Merchandise Stores — 0.23%
Sears Holdings Corporation*^	1,390	15,290
TOTAL WARRANTS
(cost $19,439)		15,290

SHORT-TERM INVESTMENTS — 20.00%
Money Market Funds — 20.00%
Fidelity Institutional Government Portfolio — Class I, 0.12%b	336,062	336,062
Fidelity Institutional Money Market Portfolio — Class I, 0.28%b	337,000	337,000
Fidelity Institutional Tax-Exempt Portfolio — Class I, 0.01%b	337,000	337,000
First American Government Obligations Fund — Class Z, 0.10%b	337,000	337,000
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Global Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
TOTAL SHORT-TERM INVESTMENTS
(cost $1,347,062)		$1,347,062

INVESTMENTS PURCHASED WITH THE
CASH PROCEEDS FROM
SECURITIES LENDING — 0.55%
Money Market Funds — 0.55%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.47%b	36,852	36,852
TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS
FROM SECURITIES LENDING
(cost $36,852)		36,852
TOTAL INVESTMENTS — 94.46%
(cost $6,133,937)		$6,361,061

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^—
This security or a portion of this security was out on loan at December 31, 2015. Total loaned securities had a market value of $32,954 at December 31, 2015. The remaining contractual maturity of all of the securities lending transactions was overnight and continuous.

b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
d —	100 shares per contract.
ADR — American Depository Receipt.
ETF — Exchange Traded Fund.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

COMMON STOCKS — 86.27%	Shares	Value
Apparel Manufacturing — 0.20%
L Brands, Inc.	18,000	$1,724,760
Asset Management — 6.63%
Brookfield Asset Management Inc. — Class A	1,119,200	35,288,376
Onex Corporation	332,500	20,455,400
Partners Value Investments Inc.*	800	18,247
RIT Capital Partners plc	20,600	510,498
		56,272,521
Beverage and Tobacco Product Manufacturing — 0.14%
Brown-Forman Corporation — Class A^	450	49,550
Crimson Wine Group Limited*	127,600	1,122,880
		1,172,430
Broadcasting (except Internet) — 0.76%
CBS Corporation — Class B	136,400	6,428,532
Cable Distributor — 2.28%
Liberty Broadband Corporation — Series A*	99,200	5,123,680
Liberty Broadband Corporation — Series C*	273,600	14,188,896
		19,312,576
Chemical Manufacturing — 0.16%
Platform Specialty Products Corporation*^	106,400	1,365,112
Construction of Buildings — 0.04%
TRI Pointe Group, Inc.*	23,400	296,478
E-Commerce — 2.64%
Liberty Interactive Corporation — Class A*	724,600	19,796,072
Liberty TripAdvisor Holdings Inc. — Series A*	85,300	2,588,002
		22,384,074
Electrical Equipment, Appliance, and Component Manufacturing — 0.00%
Danaher Corporation	100	9,288
Electronics and Appliance Stores — 0.04%
Sears Hometown and Outlet Stores Inc.*	47,000	376,000
Food Manufacturing — 0.04%
The Kraft Heinz Company	4,800	349,248
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Gaming — 1.27%
Las Vegas Sands Corp.	121,000	$5,304,640
MGM Resorts International*	106,400	2,417,408
Wynn Resorts Limited^	44,000	3,044,360
		10,766,408
General Merchandise Stores — 0.94%
Sears Canada Inc.*^	361,400	1,846,754
Sears Holdings Corporation*^	297,600	6,118,656
		7,965,410
Global Exchanges — 0.09%
JSE Limited	94,000	778,015
Holding Company — 7.43%
Bollore SA	499,600	2,333,027
Dundee Corporation — Class A*	149,800	495,838
Icahn Enterprises LP	850,600	52,141,780
Leucadia National Corporation	464,800	8,082,872
		63,053,517
Insurance Carriers and Related Activities — 1.88%
Markel Corporation*	18,100	15,988,635
Lessors of Nonresidential Buildings (except Miniwarehouses) — 11.38%
The Howard Hughes Corporation*	833,400	94,307,544
Rouse Properties, Inc.^	151,400	2,204,384
		96,511,928
Lessors of Residential Buildings and Dwellings — 0.86%
Equity Lifestyle Properties, Inc. — REIT	108,900	7,260,363
Manufactured Brands — 3.44%
Jarden Corporation*	510,700	29,171,184
Media — 10.20%
Discovery Communications, Inc. — Class A*^	211,000	5,629,480
Discovery Communications, Inc. — Class C*	172,400	4,347,928
Liberty Media Corporation — Class A*	464,800	18,243,400
Liberty Media Corporation — Class C*	785,600	29,915,648
Liberty Ventures — Series A*	258,400	11,656,424
Scripps Networks Interactive — Class A	30,100	1,661,821
Starz — Class A*	409,300	13,711,550
Viacom Inc. — Class B	32,700	1,345,932
		86,512,183
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Mining (except Oil and Gas) — 1.51%
Franco-Nevada Corporation^	278,000	$12,718,500
Silver Wheaton Corporation	10,000	124,200
		12,842,700
Motion Picture and Sound Recording Industries — 3.05%
DreamWorks Animation SKG, Inc. — Class A*^	1,003,500	25,860,195
Motor Vehicle and Parts Dealers — 4.56%
AutoNation, Inc.*	648,100	38,665,646
Oil and Gas — 9.38%
Texas Pacific Land Trustc	608,080	79,609,834
Oil and Gas Extraction — 0.98%
Canadian Natural Resources Limited	47,800	1,043,474
Continental Resources, Inc.*	119,700	2,750,706
Tourmaline Oil Corp.*	282,400	4,561,422
		8,355,602
Oil and Gas Services — 0.18%
Siem Industries Inc.	29,700	1,485,000
Oil Refining — 0.04%
Par Pacific Holdings, Inc.*	16,000	376,640
Other Exchanges — 3.56%
CBOE Holdings Inc.	456,500	29,626,850
Urbana Corporation — Class A	364,178	539,542
		30,166,392
Performing Arts, Spectator Sports, and Related Industries — 3.27%
Live Nation Entertainment, Inc.*	1,130,700	27,781,299
Real Estate — 1.87%
Brookfield Property Partners LP^	71,064	1,651,527
Dream Unlimited Corp. — Class A*	306,000	1,607,733
Forest City Enterprises, Inc. — Class A*	576,700	12,647,031
		15,906,291
Restaurants — 2.40%
The Wendy's Company	1,894,400	20,402,688
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Satellite Telecommunications — 4.76%
DISH Network Corp. — Class A*	450,400	$25,753,872
EchoStar Corporation — Class A*	373,700	14,615,407
		40,369,279
Securities, Commodity Contracts, and Other Financial Investments and
Related Activities — 0.01%
The Bitcoin Investment Trust*	1,600	100,800
Support Activities for Transportation — 0.01%
HNA Infrastructure Company Limited	48,000	60,696
Transportation Equipment Manufacturing — 0.01%
HEICO Corporation — Class A	1,000	49,200
Utilities — 0.26%
Brookfield Infrastructure Partners LP^	58,600	2,221,526
TOTAL COMMON STOCKS
(cost $518,222,728)		731,952,450

	Principal
ESCROW NOTES — 0.00%	Amount
Special Purpose Entity — 0.00%
Adelphia Communications Corp.*+	$200,000	—
TOTAL ESCROW NOTES
(cost $0)		—

PURCHASED PUT OPTIONS — 0.01%	Contractsd
Funds, Trusts, and Other Financial Vehicles — 0.01%
ProShares Ultra VIX Short-Term Futures ETF*
Expiration Date: January 2017, Exercise Price: $20.00	18	19,755
Expiration Date: January 2017, Exercise Price: $25.00	18	26,415
TOTAL PURCHASED PUT OPTIONS
(cost $52,508)		46,170

WARRANTS — 0.12%	Shares
General Merchandise Stores — 0.12%
Sears Holdings Corporation*^	94,631	1,040,941
TOTAL WARRANTS
(cost $1,567,656)		1,040,941
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Paradigm Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

SHORT-TERM INVESTMENTS — 13.75%	Shares	Value
Money Market Funds — 13.48%
Fidelity Institutional Government Portfolio — Class I, 0.12%b	42,374,489	$42,374,488
Fidelity Institutional Money Market Portfolio — Class I, 0.28%b	42,390,000	42,390,000
Fidelity Institutional Tax-Exempt Portfolio — Class I, 0.01%b	29,590,964	29,590,964
		114,355,452

	Principal
	Amount
U.S. Treasury Obligations — 0.27%
United States Treasury Bills, Maturity Date: 01/21/2016,
Yield to Maturity 0.12%	$2,298,000	2,297,906
TOTAL SHORT-TERM INVESTMENTS
(cost $116,653,305)		116,653,358

INVESTMENTS PURCHASED WITH
THE CASH PROCEEDS FROM
SECURITIES LENDING — 3.77%	Shares
Money Market Funds — 3.77%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.47%b	31,982,370	31,982,370
TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS
FROM SECURITIES LENDING
(cost $31,982,370)		31,982,370
TOTAL INVESTMENTS — 103.92%
(cost $668,478,567)		$881,675,289

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^—
This security or a portion of this security was out on loan at December 31, 2015. Total loaned securities had a market value of $30,148,648 at December 31, 2015. The remaining contractual maturity of all of the securities lending transactions was overnight and continuous.

+—	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
c —	Affiliated issuer. See Note 10.
d —	100 shares per contract.
ETF — Exchange Traded Fund.
REIT — Real Estate Investment Trust.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

COMMON STOCKS — 93.38%	Shares	Value
Chemical Manufacturing — 12.97%
Agenus, Inc.*	148	$672
AmpliPhi Biosciences Corp.*	20	80
Celgene Corporation*	7,000	838,320
Gilead Sciences, Inc.	9,000	910,710
Immune Pharmaceuticals Inc.*	17	12
Ionis Pharmaceuticals, Inc.*	17,000	1,052,810
Lonza Group AG*	6,000	977,037
		3,779,641
Pharmaceutical and Biotechnology — 72.37%
AbbVie Inc.	14,000	829,360
Alkermes plc*	25,000	1,984,500
Arena Pharmaceuticals, Inc.*	45,000	85,500
AstraZeneca plc — ADR	28,000	950,600
Biogen Inc.*	6,750	2,067,862
Bristol-Myers Squibb Company	34,000	2,338,860
Celldex Therapeutics Inc.*^	26,294	412,290
Eli Lilly & Company	23,000	1,937,980
GlaxoSmithKline plc — ADR	24,673	995,556
Johnson & Johnson	15,000	1,540,800
Merck & Co., Inc.	16,000	845,120
Merrimack Pharmaceuticals, Inc.*^	25,000	197,500
Novartis AG — ADR	18,000	1,548,720
Onconova Therapeutics, Inc.*^	24,000	22,963
Osiris Therapeutics, Inc.^	21,000	217,980
Pfizer, Inc.	46,000	1,484,880
Progenics Pharmaceuticals, Inc.*	67,200	411,936
Roche Holding AG Limited — ADR	24,000	827,280
Sanofi — ADR	27,000	1,151,550
Shire plc — ADR	6,000	1,230,000
Synta Pharmaceuticals Corp.*	18,000	6,336
		21,087,573
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Professional, Scientific, and Technical Services — 8.04%
Affymetrix, Inc.*	104,000	$1,049,360
Albany Molecular Research, Inc.*^	56,000	1,111,600
Codexis, Inc.*	5,611	23,735
Pacific Biosciences of California Inc.*^	12,000	157,560
		2,342,255
TOTAL COMMON STOCKS
(cost $16,699,062)		27,209,469

RIGHTS — 0.03%
Funds, Trusts, and Other Financial Vehicles — 0.02%
Ligand Pharmaceuticals Inc.	44,000	1,540
Ligand Pharmaceuticals Inc.*	44,000	1,408
Ligand Pharmaceuticals Inc.	44,000	3,168
Ligand Pharmaceuticals Inc.*	44,000	158
		6,274
Pharmaceutical and Biotechnology — 0.01%
Sanofi*	15,538	1,748
TOTAL RIGHTS
(cost $0)		8,022

SHORT-TERM INVESTMENTS — 6.78%
Money Market Funds — 6.78%
Fidelity Institutional Government Portfolio — Class I, 0.12%b	1,401,655	1,401,655
Fidelity Institutional Money Market Portfolio — Class I, 0.28%b	574,333	574,333
TOTAL SHORT-TERM INVESTMENTS
(cost $1,975,988)		1,975,988

INVESTMENTS PURCHASED WITH
THE CASH PROCEEDS FROM
SECURITIES LENDING — 5.12%
Money Market Funds — 5.12%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.47%b	1,492,308	1,492,308
TOTAL INVESTMENTS PURCHASED WITH THE CASH PROCEEDS
FROM SECURITIES LENDING
(cost $1,492,308)		1,492,308
TOTAL INVESTMENTS — 105.31%
(cost $20,167,358)		$30,685,787
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Medical Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^—
This security or a portion of this security was out on loan at December 31, 2015. Total loaned securities had a market value of $1,383,115 at December 31, 2015. The remaining contractual maturity of all of the securities lending transactions was overnight and continuous.

b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
ADR — American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

COMMON STOCKS — 87.94%	Shares	Value
Asset Management — 8.12%
Associated Capital Group, Inc. — Class A*	19,200	$585,600
GAMCO Investors, Inc. — Class A	19,200	595,968
JZ Capital Partners Limited	194,400	1,097,625
Onex Corporation	143,100	8,771,946
Partners Value Investments Inc.*	191,000	4,356,407
RIT Capital Partners plc	99,200	2,458,320
Sprott, Inc.	1,680	2,889
		17,868,755
Chemical Manufacturing — 2.81%
Inter Parfums, Inc.	106,900	2,546,358
Platform Specialty Products Corporation*^	283,600	3,638,588
		6,184,946
Construction of Buildings — 2.00%
Green Brick Partners, Inc.*^	109,300	786,960
TRI Pointe Group, Inc.*	286,200	3,626,154
		4,413,114
Credit Intermediation and Related Activities — 1.23%
Emergent Capital, Inc.*^	735,250	2,713,072
Electronics and Appliance Stores — 1.37%
Sears Hometown and Outlet Stores Inc.*	375,700	3,005,600
Forestry and Logging — 0.01%
Keweenaw Land Association Limited*	380	30,780
Gaming — 2.01%
Tropicana Entertainment Inc.*	256,600	4,426,350
General Merchandise Stores — 1.86%
Sears Canada Inc.*^	613,100	3,132,941
Sears Holdings Corporation*^	46,500	956,040
		4,088,981
Holding Company — 10.65%
Dundee Corporation — Class A*	854,700	2,829,057
Icahn Enterprises LP	336,294	20,614,822
		23,443,879
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Insurance Carriers and Related Activities — 1.14%
AmTrust Financial Services, Inc.	28,400	$1,748,872
Greenlight Capital Re, Limited — Class A*	41,000	767,110
		2,515,982
Lessors of Nonresidential Buildings (except Miniwarehouses) — 8.21%
The Howard Hughes Corporation*	159,600	18,060,336
Machinery Manufacturing — 0.37%
Colfax Corporation*	34,500	805,575
Manufactured Brands — 9.16%
Jarden Corporation*	332,000	18,963,840
Movado Group, Inc.^	46,700	1,200,657
		20,164,497
Media — 1.53%
Liberty Ventures — Series A*	26,300	1,186,393
Starz — Class A*	65,000	2,177,500
		3,363,893
Merchant Wholesalers, Durable Goods — 0.34%
Dorman Products, Inc.*^	15,800	750,026
Mining (except Oil and Gas) — 0.08%
McEwen Mining Inc.^	160,600	170,236
Motion Picture and Sound Recording Industries — 4.86%
DreamWorks Animation SKG, Inc. — Class A*	415,000	10,694,550
Motor Vehicle and Parts Dealers — 0.61%
Penske Automotive Group, Inc.	31,700	1,342,178
Oil and Gas — 11.61%
Texas Pacific Land Trust	195,280	25,566,058
Oil and Gas Extraction — 0.00%
Biloxi Marsh Lands Corporation	100	1,125
Oil Refining — 1.59%
Par Pacific Holdings, Inc.*	148,519	3,496,137
Other Exchanges — 0.47%
Urbana Corporation — Class A	695,071	1,029,772
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Performing Arts, Spectator Sports, and Related Industries — 3.41%
Live Nation Entertainment, Inc.*	305,500	$7,506,135
Pipeline Transportation — 1.25%
Rubis SCA	36,250	2,754,885
Publishing Industries (except Internet) — 0.21%
Promotora de Informaciones S.A. — ADR	64,644	358,774
Value Line, Inc.	7,615	102,270
		461,044
Real Estate — 5.32%
Dream Unlimited Corp. — Class A*	2,230,000	11,716,485
Rental and Leasing Services — 0.02%
Comdisco Holding Company, Inc.*	7,560	34,020
Restaurants — 5.58%
The Wendy's Company	1,140,000	12,277,800
Satellite Telecommunications — 0.21%
Loral Space & Communications Inc.*	11,400	464,094
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities — 0.00%
BHF Kleinwort Benson Group SA*	800	4,969
Telecommunications — 0.05%
CIBL, Inc.*	18	23,400
ICTC Group Inc.*	208	5,408
LICT Corporation*	16	89,600
		118,408
Transportation Equipment Manufacturing — 1.86%
American Railcar Industries, Inc.^	44,000	2,036,320
Federal-Mogul Holdings Corporation*	300,600	2,059,110
		4,095,430
TOTAL COMMON STOCKS
(cost $228,579,933)		193,569,112
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

RIGHTS — 0.18%	Shares	Value
Rental and Leasing Services — 0.18%
Comdisco Holding Company, Inc.*#	5,634,807	$388,801
TOTAL RIGHTS
(cost $1,088,543)		388,801

WARRANTS — 0.05%
General Merchandise Stores — 0.05%
Sears Holdings Corporation*^	9,591	105,501
TOTAL WARRANTS
(cost $97,553)		105,501

SHORT-TERM INVESTMENTS — 11.69%
Money Market Funds — 11.69%
Fidelity Institutional Government Portfolio — Class I, 0.12%b	11,110,743	11,110,743
Fidelity Institutional Money Market Portfolio — Class I, 0.28%b	11,110,000	11,110,000
Fidelity Institutional Tax-Exempt Portfolio — Class I, 0.01%b	3,517,359	3,517,359
TOTAL SHORT-TERM INVESTMENTS
(cost $25,738,102)		25,738,102

INVESTMENTS PURCHASED WITH
THE CASH PROCEEDS FROM
SECURITIES LENDING — 5.32%
Money Market Funds — 5.32%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.47%b	11,712,925	11,712,925
TOTAL INVESTMENTS PURCHASED WITH THE
CASH PROCEEDS FROM SECURITIES LENDING
(cost $11,712,925)		11,712,925
TOTAL INVESTMENTS — 105.18%
(cost $267,217,056)		$231,514,441
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Small Cap Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^—
This security or a portion of this security was out on loan at December 31, 2015. Total loaned securities had a market value of $10,619,444 at December 31, 2015. The remaining contractual maturity of all of the securities lending transactions was overnight and continuous.

# —	Contingent value right (contingent upon profitability of company).
b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
ADR — American Depository Receipt.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

COMMON STOCKS — 70.71%	Shares	Value
Administrative and Support Services — 0.02%
Markit Limited*	200	$6,034
Asset Management — 12.65%
Associated Capital Group, Inc. — Class A*	200	6,100
Brookfield Asset Management Inc. — Class A	18,000	567,540
Federated Investors, Inc. — Class B	3,600	103,140
JZ Capital Partners Limited	47,800	269,889
Oaktree Capital Group LLC^	17,000	811,240
Onex Corporation	40,800	2,510,016
Partners Value Investments Inc.*	43,216	985,689
Senvest Capital Inc.*	120	13,442
Sprott, Inc.	41,155	70,788
		5,337,844
Beverage and Tobacco Product Manufacturing — 0.11%
Crimson Wine Group Limited*	5,080	44,704
Credit Intermediation and Related Activities — 2.11%
BBCN Bancorp, Inc.	10	172
Emergent Capital, Inc.	241,200	890,028
		890,200
Data Processor — 6.35%
MasterCard, Inc. — Class A	10,000	973,600
Visa, Inc. — Class A	22,000	1,706,100
		2,679,700
Gaming — 3.21%
Tropicana Entertainment Inc.*	78,400	1,352,400
Global Exchanges — 2.27%
JSE Limited	53,000	438,668
London Stock Exchange Group plc	12,800	517,789
		956,457
Holding Company — 9.53%
Clarke Inc.	1,000	7,126
Dundee Corporation — Class A*	161,000	532,910
Icahn Enterprises LP	56,800	3,481,840
		4,021,876
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Shares	Value
Insurance Carriers and Related Activities — 1.53%
Fairfax Financial Holdings Limited	60	$28,260
Markel Corporation*	700	618,345
		646,605
Lessors of Nonresidential Buildings (except Miniwarehouses) — 6.52%
The Howard Hughes Corporation*	24,320	2,752,051
Merchant Wholesalers, Durable Goods — 0.07%
A-Mark Precious Metals, Inc.	1,600	30,720
Mining (except Oil and Gas) — 0.01%
Sandstorm Gold Limited*	1,800	4,734
Silver Wheaton Corporation	100	1,242
		5,976
Oil and Gas — 9.34%
Texas Pacific Land Trust	30,100	3,940,692
Other Exchanges — 6.67%
CBOE Holdings Inc.	31,200	2,024,880
NZX Limited	359,002	262,726
Urbana Corporation — Class A	356,004	527,433
		2,815,039
Real Estate — 3.41%
Dream Unlimited Corp. — Class A*	274,000	1,439,604
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities — 6.56%
The Bitcoin Investment Trust*	1,100	69,300
CME Group, Inc.	5,000	453,000
IntercontinentalExchange Group, Inc.	3,000	768,780
Ladenburg Thalmann Financial Services Inc.*	24,000	66,240
OTC Markets Group Inc. — Class A	86,385	1,408,075
		2,765,395
Transportation — 0.02%
Clarkson plc	200	6,637
U.S. Equity Exchanges — 0.33%
NASDAQ, Inc.	2,400	139,608
TOTAL COMMON STOCKS
(cost $26,046,396)		29,831,542
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
CORPORATE BONDS — 0.01%	Amount	Value
General Merchandise Stores — 0.01%
Sears Holdings Corporation 8.000%, 12/15/2019	$5,500	$5,060
TOTAL CORPORATE BONDS
(cost $5,500)		5,060

PURCHASED PUT OPTIONS — 0.04%	Contractsd
Funds, Trusts, and Other Financial Vehicles — 0.04%
ProShares Ultra VIX Short-Term Futures ETF*
Expiration Date: January 2017, Exercise Price: $20.00	6	6,585
Expiration Date: January 2017, Exercise Price: $25.00	6	8,805
TOTAL PURCHASED PUT OPTIONS
(cost $17,473)		15,390

RIGHTS — 0.00%	Shares
Asset Management — 0.00%
W.P. Stewart & Co., Limited*+	205	—
TOTAL RIGHTS
(cost $0)		—

WARRANTS — 0.01%
General Merchandise Stores — 0.01%
Sears Holdings Corporation*^	193	2,123
TOTAL WARRANTS
(cost $3,070)		2,123

SHORT-TERM INVESTMENTS — 20.11%
Money Market Funds — 20.11%
Fidelity Institutional Government Portfolio — Class I, 0.12%b	2,120,926	2,120,926
Fidelity Institutional Money Market Portfolio — Class I, 0.28%b	2,121,000	2,121,000
Fidelity Institutional Tax-Exempt Portfolio — Class I, 0.01%b	2,121,000	2,121,000
First American Government Obligations Fund — Class Z, 0.10%b	2,121,000	2,121,000
TOTAL SHORT-TERM INVESTMENTS
(cost $8,483,926)		8,483,926
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Market Opportunities Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 2.00%	Shares	Value
Money Market Funds — 2.00%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.47%b	843,792	$843,792
TOTAL INVESTMENTS PURCHASED WITH THE
CASH PROCEEDS FROM SECURITIES LENDING
(cost $843,792)		843,792
TOTAL INVESTMENTS — 92.88%
(cost $35,400,157)		$39,181,833

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^—
This security or a portion of this security was out on loan at December 31, 2015. Total loaned securities had a market value of $805,227 at December 31, 2015. The remaining contractual maturity of all of the securities lending transactions was overnight and continuous.

+ —	Security is considered illiquid and was fair valued. The aggregate value of such securities is $0 or 0.00% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
CORPORATE BONDS — 59.28%	Amount	Value
Beverage and Tobacco Product Manufacturing — 1.43%
Dr. Pepper Snapple Group, Inc., 2.900%, 01/15/2016	$200,000	$200,075
PepsiCo, Inc., 0.950%, 02/22/2017#	200,000	199,657
		399,732
Computer and Electronic Product Manufacturing — 2.34%
Apple, Inc., 1.050%, 05/05/2017#	250,000	250,196
Intel Corp., 1.950%, 10/01/2016	200,000	201,270
Texas Instruments Inc., 2.375%, 05/16/2016	200,000	201,118
		652,584
Consumer Staples — 0.72%
The Procter & Gamble Company, 0.750%, 11/04/2016	200,000	199,528
Credit Intermediation and Related Activities — 9.98%
Bank of America Corporation, 1.250%, 01/11/2016	250,000	250,020
Bank of Nova Scotia, 0.950%, 03/15/2016	200,000	200,100
Branch Banking & Trust Company, 1.450%, 10/03/2016	180,000	180,678
Capital One Bank (USA), NA, 1.200%, 02/13/2017	250,000	248,836
Caterpillar Financial Services Corporation, 2.650%, 04/01/2016	200,000	200,945
Citigroup Inc., 1.300%, 11/15/2016	350,000	349,217
Fifth Third Bank, 0.900%, 02/26/2016	150,000	150,003
John Deere Capital Corporation, 1.050%, 12/15/2016	200,000	199,996
Key Bank NA, 1.100%, 11/25/2016	250,000	249,694
Manufacturers and Traders Trust Company, 1.400%, 07/25/2017#	300,000	298,692
PNC Bank NA, 1.300%, 10/03/2016	250,000	250,558
Wells Fargo & Company, 1.250%, 07/20/2016	200,000	200,332
		2,779,071
Diversified Financial Services — 1.08%
The Goldman Sachs Group, Inc., 3.625%, 02/07/2016	300,000	300,767
Electrical Equipment, Appliance, and Component Manufacturing — 1.08%
Danaher Corporation, 2.300%, 06/23/2016	200,000	201,138
Whirlpool Corporation, 1.350%, 03/01/2017	100,000	99,443
		300,581
Food and Beverage Stores — 1.07%
The Kroger Co., 1.200%, 10/17/2016	300,000	299,462
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
Food Manufacturing — 3.06%
ConAgra Foods, Inc., 1.300%, 01/25/2016	$200,000	$200,032
General Mills, Inc., 0.875%, 01/29/2016	200,000	199,980
Kellogg Company, 1.875%, 11/17/2016	100,000	100,676
The Kraft Heinz Company, 2.000%, 09/12/2016	150,000	150,875
William Wrigley Jr. Company, 1.400%, 10/21/2016,
Acquired 10/28/2013 at $200,394■	200,000	199,833
		851,396
Food Services and Drinking Places — 1.43%
Starbucks Corporation, 0.875%, 12/05/2016	400,000	399,340
General Merchandise Stores — 0.72%
Wal-Mart Stores, Inc., 0.600%, 04/11/2016	200,000	200,000
Health and Personal Care Stores — 0.72%
CVS Health Corporation, 1.200%, 12/05/2016	200,000	200,081
Holding Company — 0.90%
Berkshire Hathaway Finance Corp., 0.950%, 08/15/2016#	250,000	250,163
Household and Personal Products — 0.72%
Colgate-Palmolive Company, 1.300%, 01/15/2017#	200,000	200,399
Insurance Carriers and Related Activities — 3.62%
Aetna Inc., 1.750%, 05/15/2017#	300,000	300,442
American International Group, Inc., 5.450%, 05/18/2017#	400,000	420,356
UnitedHealth Group Inc., 1.875%, 11/15/2016	285,000	287,325
		1,008,123
Machinery Manufacturing — 1.93%
Cameron International Corporation, 1.400%, 06/15/2017	242,000	238,653
Illinois Tool Works, Inc., 0.900%, 02/25/2017#	300,000	299,157
		537,810
Merchant Wholesalers, Nondurable Goods — 1.61%
AmerisourceBergen Corporation, 1.150%, 05/15/2017	300,000	297,953
Express Scripts Holding Company, 3.125%, 05/15/2016	150,000	151,015
		448,968
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
Miscellaneous Manufacturing — 5.03%
3M Co., 1.375%, 09/29/2016	$250,000	$250,666
Baxter International Inc., 0.950%, 06/01/2016	200,000	199,898
Becton Dickinson & Co.
1.450%, 05/15/2017	300,000	298,832
1.800%, 12/15/2017	300,000	299,706
CR Bard, Inc., 2.875%, 01/15/2016	150,000	150,076
Stryker Corporation, 2.000%, 09/30/2016	200,000	201,538
		1,400,716
Motor Vehicle and Parts Dealers — 0.90%
AutoZone, Inc., 1.300%, 01/13/2017	250,000	249,731
Oil and Gas Extraction — 0.72%
Occidental Petroleum Corporation, 1.750%, 02/15/2017#	200,000	200,433
Other Information Services — 0.80%
Google, Inc., 2.125%, 05/19/2016	222,000	223,303
Petroleum and Coal Products Manufacturing — 3.94%
Chevron Corporation, 0.889%, 06/24/2016	200,000	200,064
Exxon Mobil Corporation, 0.921%, 03/15/2017#	200,000	199,805
Hess Corporation, 1.300%, 06/15/2017	350,000	342,595
Phillips 66, 2.950%, 05/01/2017	350,000	354,872
		1,097,336
Pharmaceutical and Biotechnology — 5.31%
Amgen Inc., 2.300%, 06/15/2016	427,000	429,504
GlaxoSmithKline Capital Inc., 0.700%, 03/18/2016	200,000	200,042
Johnson & Johnson, 0.700%, 11/28/2016#	300,000	299,509
Medtronic, Inc., 0.875%, 02/27/2017#	250,000	249,155
Pfizer, Inc., 1.100%, 05/15/2017#	300,000	299,818
		1,478,028
Pharmaceuticals — 0.72%
Mylan Inc., 1.800%, 06/24/2016	200,000	199,894
Publishing Industries (except Internet) — 0.36%
Thomson Reuters Corporation, 0.875%, 05/23/2016	100,000	99,931
Satellite Telecommunications — 0.90%
DIRECTV Holdings, LLC, 2.400%, 03/15/2017	250,000	252,086
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
Support Activities for Mining — 0.90%
Schlumberger Investment SA, 1.950%, 09/14/2016,
Acquired 01/10/2014 at $251,778■	$250,000	$251,260
Support Activities for Transportation — 1.09%
GATX Corporation, 3.500%, 07/15/2016	300,000	303,273
Telecommunications — 0.72%
Vodafone Group plc, 1.625%, 03/20/2017	200,000	199,758
Transportation Equipment Manufacturing — 1.94%
Lockheed Martin Corp., 2.125%, 09/15/2016	250,000	251,750
VW Credit, Inc., 1.875%, 10/13/2016	290,000	289,744
		541,494
Utilities — 2.16%
Duke Energy Corporation, 2.150%, 11/15/2016	400,000	402,484
Xcel Energy, Inc., 0.750%, 05/09/2016	200,000	199,839
		602,323
Waste Management and Remediation Services — 1.38%
Waste Management, Inc., 2.600%, 09/01/2016	383,000	385,712
TOTAL CORPORATE BONDS
(cost $16,556,013)		16,513,283

U.S. GOVERNMENT AGENCY ISSUES — 1.79%1
U.S. Government Agency Issues — 1.79%
Federal Home Loan Banks, 1.000%, 03/11/2016#	200,000	200,257
Federal Home Loan Mortgage Corporation, 0.500%, 05/13/2016#	300,000	300,041
TOTAL U.S. GOVERNMENT AGENCY ISSUES
(cost $500,212)		500,298

U.S. TREASURY OBLIGATIONS — 9.32%
United States Treasury Notes — 9.32%
0.250%, 04/15/2016#	500,000	499,951
0.625%, 07/15/2016#	250,000	250,049
0.625%, 10/15/2016#	300,000	299,760
0.625%, 02/15/2017#	200,000	199,523
0.750%, 06/30/2017	500,000	498,506
0.875%, 08/15/2017#	850,000	848,223
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
TOTAL U.S. TREASURY OBLIGATIONS
(cost $2,596,462)		$2,596,012

EXCHANGE TRADED FUNDS — 20.61%	Shares
Funds, Trusts, and Other Financial Vehicles — 20.61%
iShares 1-3 Year Credit Bond ETF	27,000	2,824,200
PIMCO Enhanced Short Maturity ETF	4,700	472,867
SPDR Barclays Short Term Corporate Bond ETF#	24,000	729,600
Vanguard Short-Term Corporate Bond ETF	21,700	1,714,083
TOTAL EXCHANGE TRADED FUNDS
(cost $5,804,792)		5,740,750

PURCHASED PUT OPTIONS — 0.20%	Contractsd
Credit Intermediation and Related Activities — 0.09%
iPath S&P 500 VIX Short-Term Futures ETN*
Expiration Date: January 2016, Exercise Price: $15.00	12	6
Expiration Date: January 2016, Exercise Price: $20.00	71	8,449
Expiration Date: January 2016, Exercise Price: $25.00	30	16,125
		24,580
Funds, Trusts, and Other Financial Vehicles — 0.11%
ProShares Ultra VIX Short-Term Futures ETF*
Expiration Date: January 2016, Exercise Price: $10.00	6	2,730
Expiration Date: January 2016, Exercise Price: $15.00	29	27,550
		30,280
TOTAL PURCHASED PUT OPTIONS
(cost $67,982)		54,860

SHORT-TERM INVESTMENTS — 8.95%	Shares
Money Market Funds — 8.95%
Fidelity Institutional Government Portfolio — Class I, 0.12%#b	1,492,769	1,492,769
Fidelity Institutional Money Market Portfolio — Class I, 0.28%b	1,001,248	1,001,248
TOTAL SHORT-TERM INVESTMENTS
(cost $2,494,017)		2,494,017
TOTAL INVESTMENTS — 100.15%
(cost $28,019,478)		$27,899,220
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
# —	All or a portion of the securities have been committed as collateral for written option contracts.
■ —	Restricted security restricted to institutional investors (144a securities); the percentage of net assets comprised of 144a securities was 1.62%.
1 —	The obligations of certain U.S. Government-Sponsored entities are neither issued nor guaranteed by the United States Treasury.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
d —	100 shares per contract.
ETF — Exchange Traded Fund.
ETN — Exchange Traded Note.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

		Principal
CONVERTIBLE BONDS — 6.12%		Amount	Value
Computer and Electronic Product Manufacturing — 0.51%
Quantum Corp., 4.500%, 11/15/2017		$500,000	$460,000
Mining (except Oil and Gas) — 5.04%
Detour Gold Corporation, 5.500%, 11/30/2017		1,000,000	971,250
Kirkland Lake Gold Inc., 6.000%, 06/30/2017	CAD	350,000	245,686
Royal Gold, Inc., 2.875%, 06/15/2019		3,664,000	3,343,400
			4,560,336
Real Estate — 0.57%
Forest City Enterprises, Inc., 4.250%, 08/15/2018		446,000	517,081
TOTAL CONVERTIBLE BONDS
(cost $6,069,362)			5,537,417

CORPORATE BONDS — 84.43%
Ambulatory Health Care Services — 0.34%
DaVita HealthCare Partners Inc., 5.750%, 08/15/2022		300,000	310,125
Apparel Manufacturing — 3.30%
L Brands, Inc.
6.625%, 04/01/2021		200,000	222,500
5.625%, 02/15/2022		2,600,000	2,765,750
			2,988,250
Broadcasting (except Internet) — 5.69%
AMC Networks, Inc., 7.750%, 07/15/2021		700,000	738,500
Cablevision Systems Corporation, 5.875%, 09/15/2022		200,000	170,500
CCO Holdings LLC/Capital Corporation, 5.250%, 09/30/2022		2,150,000	2,176,875
Sinclair Television Group, 5.375%, 04/01/2021		250,000	251,562
Sirius XM Radio, Inc.
5.750%, 08/01/2021, Acquired 02/28/2014-03/20/2014 at $782,604■		750,000	775,313
4.625%, 05/15/2023, Acquired 04/11/2014-07/14/2015 at $1,005,888■		1,050,000	1,032,937
			5,145,687
Cable Distributor — 1.33%
Altice SA, 7.750%, 05/15/2022, Acquired 07/02/2014 at $266,519■		250,000	226,250
Numericable Group SA, 6.000%, 05/15/2022,
Acquired 06/11/2014-11/04/2014 at $1,041,553■		1,000,000	972,500
			1,198,750
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
Chemical Manufacturing — 5.81%
Ashland Inc., 4.750%, 08/15/2022	$3,800,000	$3,709,750
LSB Industries, Inc., 7.750%, 08/01/2019	1,850,000	1,544,750
		5,254,500
Construction of Buildings — 9.26%
Lennar Corporation, 4.750%, 11/15/2022	5,160,000	5,141,940
TRI Pointe Holdings, Inc., 4.375%, 06/15/2019	3,295,000	3,237,338
		8,379,278
Credit Intermediation and Related Activities — 1.11%
Ally Financial, Inc., 8.000%, 03/15/2020	161,000	183,942
Sprint Capital Corp., 6.900%, 05/01/2019	1,000,000	820,000
		1,003,942
E-Commerce — 3.94%
IAC/InterActiveCorp, 4.750%, 12/15/2022	4,250,000	3,564,687
Food Manufacturing — 6.09%
Post Holdings, Inc.
6.750%, 12/01/2021, Acquired 04/17/2014-07/14/2015 at $515,091■	500,000	511,250
7.375%, 02/15/2022	4,775,000	4,995,844
		5,507,094
Gaming — 4.81%
MGM Resorts International, 6.625%, 12/15/2021	756,000	777,735
Wynn Las Vegas LLC
5.375%, 03/15/2022	3,300,000	3,139,884
4.250%, 05/30/2023, Acquired 07/02/2014-07/29/2014 at $487,683^■	500,000	429,688
		4,347,307
Holding Company — 1.90%
Icahn Enterprises, 5.875%, 02/01/2022	1,750,000	1,717,188
Hospitals — 0.22%
Community Health System, Inc., 7.125%, 07/15/2020	200,000	200,250
Lessors of Nonresidential Buildings (except Miniwarehouses) — 5.55%
The Howard Hughes Corporation, 6.875%, 10/01/2021,
Acquired 03/05/2014-06/19/2015 at $5,193,560■	4,900,000	5,022,500
Merchant Wholesalers, Durable Goods — 0.31%
HD Supply, Inc., 11.500%, 07/15/2020	250,000	278,125
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
Mining (except Oil and Gas) — 0.97%
Freeport-McMoRan Copper & Gold Inc., 3.550%, 03/01/2022	$1,100,000	$643,500
Vulcan Materials Co., 7.500%, 06/15/2021	200,000	234,000
		877,500
Motor Vehicle and Parts Dealers — 4.05%
Penske Automotive Group, Inc., 5.750%, 10/01/2022	3,550,000	3,665,375
Nonmetallic Mineral Product Manufacturing — 0.31%
USG Corporation, 9.750%, 01/15/2018	250,000	279,375
Non-Store Retailers — 4.48%
Sotheby's, 5.250%, 10/01/2022,
Acquired 03/03/2014-10/03/2014 at $4,340,634■	4,426,000	4,049,790
Oil and Gas Extraction — 1.36%
Continental Resources, Inc., 5.000%, 09/15/2022	100,000	73,875
QEP Resources, Inc., 6.875%, 03/01/2021	250,000	206,250
WPX Energy Inc., 6.000%, 01/15/2022	1,350,000	951,750
		1,231,875
Pharmaceuticals — 0.30%
Forest Laboratories, Inc., 5.000%, 12/15/2021,
Acquired 04/01/2014 at $262,920■	250,000	271,989
Professional, Scientific, and Technical Services — 0.84%
Lamar Media Corp., 5.000%, 05/01/2023	500,000	508,750
Nielsen Finance LLC, 4.500%, 10/01/2020	250,000	254,688
		763,438
Publishing Industries (except Internet) — 0.57%
TEGNA, Inc.
5.125%, 10/15/2019	250,000	259,375
5.125%, 07/15/2020	250,000	260,000
		519,375
Rail Transportation — 0.25%
Florida East Coast Holdings Corporation, 6.750%, 05/01/2019,
Acquired 07/09/2014 at $263,114■	250,000	229,375
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
Real Estate — 7.20%
Brookfield Residential Properties
6.500%, 12/15/2020, Acquired 07/14/2014-06/19/2015 at $6,259,816■	$6,000,000	$5,812,500
6.125%, 07/01/2022, Acquired 04/09/2015 at $103,750■	100,000	93,000
6.375%, 05/15/2025, Acquired 06/19/2015 at $641,235■	651,000	608,685
		6,514,185
Rental and Leasing Services — 2.65%
Hertz Corp., 6.750%, 04/15/2019	200,000	204,800
International Lease Finance Corp., 8.250%, 12/15/2020	1,850,000	2,192,250
		2,397,050
Satellite Telecommunications — 3.51%
Dish DBS Corp.
4.625%, 07/15/2017	3,000,000	3,067,500
7.875%, 09/01/2019	100,000	109,000
		3,176,500
Software and Services — 1.61%
Crown Castle International Corp., 4.875%, 04/15/2022	723,000	751,920
Nuance Communications, Inc., 5.375%, 08/15/2020,
Acquired 02/14/2014-07/29/2014 at $706,145■	700,000	704,424
		1,456,344
Telecommunications — 4.42%
CenturyLink, Inc., 5.800%, 03/15/2022	500,000	460,125
Hughes Satellite Systems Corp.
6.500%, 06/15/2019	450,000	486,562
7.625%, 06/15/2021	500,000	531,875
Level 3 Financing, Inc., 7.000%, 06/01/2020	200,000	209,500
Millicom International Cellular SA, 4.750%, 05/22/2020,
Acquired 08/28/2014 at $390,975■	390,000	351,000
SoftBank Group Corp., 4.500%, 04/15/2020,
Acquired 04/24/2014-06/19/2015 at $1,414,406■	1,400,000	1,396,500
Sprint Communications Inc., 9.000%, 11/15/2018,
Acquired 12/30/2013 at $112,898■	100,000	105,500
T-Mobile USA, Inc., 6.633%, 04/28/2021	350,000	364,000
Virgin Media Secured Finance plc, 5.375%, 04/15/2021,
Acquired 02/11/2014 at $91,463■	90,000	93,263
		3,998,325
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

	Principal
	Amount	Value
Transportation Equipment Manufacturing — 1.95%
Dana Holding Corp., 5.375%, 09/15/2021	$250,000	$249,062
Lear Corp., 4.750%, 01/15/2023	500,000	505,000
Navistar International Corp., 8.250%, 11/01/2021	1,500,000	1,005,000
		1,759,062
Utilities — 0.30%
NRG Energy, Inc., 7.625%, 01/15/2018	100,000	104,750
ONEOK Inc., 4.250%, 02/01/2022	230,000	166,175
		270,925
TOTAL CORPORATE BONDS
(cost $80,805,333)		76,378,166

MUNICIPAL BONDS — 0.27%
Air Transportation — 0.27%
Branson Missouri Regional Airport Transportation Development District
6.000%, 07/01/2025a+	2,000,000	140,000
6.000%, 07/01/2037a+	1,500,000	105,000
		245,000
TOTAL MUNICIPAL BONDS
(cost $2,245,112)		245,000

ESCROW NOTES — 0.04%
Holding Company — 0.04%
Energy Future Intermediate Holdings Co. LLCa	1,000,000	35,000
TOTAL ESCROW NOTES
(cost $38,520)		35,000

EXCHANGE TRADED NOTES — 0.00%	Shares
Credit Intermediation and Related Activities — 0.00%
VelocityShares Daily Inverse VIX Medium Term ETN*	100	4,131
TOTAL EXCHANGE TRADED NOTES
(cost $3,971)		4,131
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

MUTUAL FUNDS — 6.47%	Shares	Value
Funds, Trusts, and Other Financial Vehicles — 6.47%
AllianceBernstein Income Fund, Inc.	130,600	$1,001,702
DoubleLine Opportunistic Credit Fund	50,000	1,265,500
PIMCO Dynamic Income Fund	89,000	2,435,040
PIMCO Income Opportunity Fund	10,050	212,758
PIMCO Income Strategy Fund	10,000	97,400
PIMCO Income Strategy Fund II	10,000	87,700
Special Opportunities Fund Inc.	20,000	264,000
Western Asset Mortgage Defined Opportunity Fund Inc.^	19,200	452,160
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	2,200	22,638
Western Asset/Claymore Inflation-Linked Securities & Income Fund	1,600	16,912
TOTAL MUTUAL FUNDS
(cost $6,430,937)		5,855,810

PURCHASED PUT OPTIONS — 0.02%	Contractsd
Motion Picture and Sound Recording Industries — 0.02%
DreamWorks Animation SKG, Inc. — Class A*
Expiration Date: January 2016, Exercise Price: $10.00	108	810
Expiration Date: January 2017, Exercise Price: $8.00	144	13,320
TOTAL PURCHASED PUT OPTIONS
(cost $10,718)		14,130

SHORT-TERM INVESTMENTS — 1.27%	Shares
Money Market Funds — 1.04%
Fidelity Institutional Government Portfolio — Class I, 0.12%b	943,735	943,735
U.S. Treasury Obligations — 0.23%
United States Treasury Bills, Maturity Date: 01/14/2016,
Yield to Maturity 0.040%	207,000	207,080
TOTAL SHORT-TERM INVESTMENTS
(cost $1,150,818)		1,150,815
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Multi-Disciplinary Income Portfolio
Portfolio of Investments — December 31, 2015 — (Continued)

INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING — 0.53%	Shares	Value
Money Market Funds — 0.53%
Mount Vernon Securities Lending Trust — Prime Portfolio, 0.47%b	475,000	$475,000
TOTAL INVESTMENTS PURCHASED WITH THE CASH
PROCEEDS FROM SECURITIES LENDING
(cost $475,000)		475,000
TOTAL INVESTMENTS — 99.15%
(cost $97,229,771)		$89,695,469

Percentages are stated as a percent of net assets.
* —	Non-income producing security.
^—
This security or a portion of this security was out on loan at December 31, 2015. Total loaned securities had a market value of $462,615 at December 31, 2015. The remaining contractual maturity of all of the securities lending transactions was overnight and continuous.

■ —	Restricted security restricted to institutional investors (144a securities); the percentage of net assets comprised of 144a securities was 25.08%.
a —	Default or other conditions exist and the security is not presently accruing income.
+ —	Security is considered illiquid. The aggregate value of such securities is $245,000 or 0.27% of net assets.
b —	The rate quoted is the annualized seven-day yield as of December 31, 2015.
d —	100 shares per contract.
CAD — Canadian Dollars.
ETN — Exchange Traded Note.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015

PUT OPTIONS WRITTEN	Contractsd	Value
Accommodation
Marriott International Inc. — Class A
Expiration: January 2016, Exercise Price: $55.00	4	$50
Expiration: January 2017, Exercise Price: $50.00	4	790
Expiration: January 2017, Exercise Price: $55.00	9	2,768
Starwood Hotels & Resorts Worldwide, Inc.
Expiration: January 2016, Exercise Price: $54.90	10	50
Expiration: January 2016, Exercise Price: $57.40	1	7
Expiration: January 2016, Exercise Price: $59.90	5	52
Expiration: January 2017, Exercise Price: $54.35	12	2,742
		6,459
Administrative and Support Services
The Priceline Group Inc.
Expiration: January 2017, Exercise Price: $860.00	1	2,125
Beverage and Tobacco Product Manufacturing
The Coca-Cola Company
Expiration: January 2017, Exercise Price: $35.00	17	1,318
Molson Coors Brewing Company — Class B
Expiration: January 2017, Exercise Price: $60.00	2	220
PepsiCo, Inc.
Expiration: January 2017, Exercise Price: $80.00	3	570
		2,108
Broadcasting (except Internet)
CBS Corporation — Class B
Expiration: January 2016, Exercise Price: $40.00	36	252
Twenty-First Century Fox, Inc. — Class A
Expiration: January 2017, Exercise Price: $25.00	16	3,360
		3,612
Building Material and Garden Equipment and Supplies Dealers
Fastenal Company
Expiration: January 2016, Exercise Price: $33.00	20	100
Expiration: January 2016, Exercise Price: $35.00	3	23
Expiration: January 2017, Exercise Price: $30.00	4	330
Expiration: January 2017, Exercise Price: $33.00	16	2,160
		2,613
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Chemical Manufacturing
Celgene Corporation
Expiration: January 2017, Exercise Price: $70.00	3	$634
CF Industries Holdings, Inc.
Expiration: January 2017, Exercise Price: $39.00	10	5,550
Expiration: January 2017, Exercise Price: $40.00	5	3,037
The Dow Chemical Company
Expiration: January 2016, Exercise Price: $35.00	8	4
Expiration: January 2016, Exercise Price: $37.00	35	210
Expiration: January 2016, Exercise Price: $40.00	13	46
Eastman Chemical Company
Expiration: January 2016, Exercise Price: $55.00	6	30
Expiration: January 2016, Exercise Price: $60.00	18	180
Expiration: January 2016, Exercise Price: $65.00	6	315
Gilead Sciences, Inc.
Expiration: January 2017, Exercise Price: $75.00	1	317
Expiration: January 2017, Exercise Price: $80.00	6	2,490
Expiration: January 2017, Exercise Price: $85.00	2	1,095
LyondellBasell Industries NV — Class A
Expiration: January 2016, Exercise Price: $65.00	7	140
Expiration: January 2016, Exercise Price: $67.50	12	90
Monsanto Company
Expiration: January 2016, Exercise Price: $85.00	7	60
		14,198
Clothing and Clothing Accessories Stores
DSW Inc. — Class A
Expiration: January 2017, Exercise Price: $20.00	35	5,775
Expiration: January 2017, Exercise Price: $22.50	46	12,995
Nordstrom, Inc.
Expiration: January 2017, Exercise Price: $50.15	8	5,260
Tiffany & Co.
Expiration: January 2016, Exercise Price: $67.50	7	77
Expiration: January 2016, Exercise Price: $70.00	2	42
Expiration: January 2016, Exercise Price: $72.50	7	343
Expiration: January 2016, Exercise Price: $75.00	8	932
Expiration: January 2017, Exercise Price: $65.00	2	950
Expiration: January 2017, Exercise Price: $70.00	4	2,620
Expiration: January 2017, Exercise Price: $75.00	3	2,632
		31,626
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Computer and Electronic Product Manufacturing
Agilent Technologies, Inc.
Expiration: January 2017, Exercise Price: $30.00	6	$582
Apple, Inc.
Expiration: January 2017, Exercise Price: $80.00	6	1,890
Cisco Systems, Inc.
Expiration: January 2017, Exercise Price: $20.00	12	768
EMC Corporation
Expiration: January 2016, Exercise Price: $20.00	7	87
Expiration: January 2017, Exercise Price: $23.00	11	1,337
International Business Machines Corporation
Expiration: January 2016, Exercise Price: $130.00	1	33
Expiration: January 2017, Exercise Price: $125.00	1	813
Expiration: January 2017, Exercise Price: $130.00	4	4,010
Texas Instruments Inc.
Expiration: January 2017, Exercise Price: $38.00	7	812
		10,332
Construction of Buildings
Lennar Corporation — Class A
Expiration: January 2017, Exercise Price: $30.00	21	1,911
Expiration: January 2017, Exercise Price: $33.00	6	750
Tri Pointe Group, Inc.
Expiration: January 2017, Exercise Price: $10.00	75	4,875
		7,536
Couriers and Messengers
FedEx Corp.
Expiration: January 2017, Exercise Price: $125.00	6	3,555
Expiration: January 2017, Exercise Price: $130.00	4	2,870
		6,425
Credit Intermediation and Related Activities
American Express Company
Expiration: January 2016, Exercise Price: $65.00	12	258
Expiration: January 2016, Exercise Price: $67.50	6	318
Expiration: January 2017, Exercise Price: $65.00	5	2,225
Bank of America Corporation
Expiration: January 2017, Exercise Price: $13.00	15	705
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Credit Intermediation and Related Activities (Continued)
U.S. Bancorp
Expiration: January 2016, Exercise Price: $35.00	2	$13
Wells Fargo & Company
Expiration: January 2017, Exercise Price: $45.00	3	514
		4,033
Diversified Financial Services
The Goldman Sachs Group, Inc.
Expiration: January 2017, Exercise Price: $150.00	2	1,370
Electrical Equipment, Appliance, and Component Manufacturing
Corning Inc.
Expiration: January 2016, Exercise Price: $15.00	13	13
Expiration: January 2017, Exercise Price: $15.00	23	2,093
Emerson Electric Co.
Expiration: January 2016, Exercise Price: $45.00	2	40
Whirlpool Corporation
Expiration: January 2016, Exercise Price: $130.00	2	48
		2,194
Equity Index
S&P 500 Index
Expiration: January 2016, Exercise Price: $1,955.00	1	223
Expiration: January 2016, Exercise Price: $1,960.00	5	3,150
Expiration: January 2016, Exercise Price: $1,990.00	6	11,850
Expiration: January 2016, Exercise Price: $1,995.00	28	39,880
Expiration: January 2016, Exercise Price: $2,000.00	5	3,525
Expiration: January 2016, Exercise Price: $2,005.00	1	840
Expiration: January 2016, Exercise Price: $2,010.00	4	8,350
Expiration: January 2016, Exercise Price: $2,015.00	8	17,580
Expiration: January 2016, Exercise Price: $2,025.00	6	7,620
		93,018
Food and Beverage Stores
Whole Foods Market, Inc.
Expiration: January 2017, Exercise Price: $28.00	25	5,300
Food Manufacturing
Tyson Foods, Inc. — Class A
Expiration: January 2017, Exercise Price: $28.00	55	2,475
Expiration: January 2017, Exercise Price: $30.00	34	1,955
		4,430
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Furniture and Home Furnishings Stores
Bed Bath & Beyond Inc.
Expiration: January 2016, Exercise Price: $50.00	10	$2,545
Heavy and Civil Engineering Construction
Chicago Bridge & Iron Company N.V.
Expiration: January 2016, Exercise Price: $32.50	7	35
Expiration: January 2016, Exercise Price: $35.00	3	45
Expiration: January 2017, Exercise Price: $35.00	8	3,560
Expiration: January 2017, Exercise Price: $37.50	19	9,975
		13,615
Insurance Carriers and Related Activities
Aflac, Inc.
Expiration: January 2017, Exercise Price: $47.50	4	632
Lincoln National Corporation
Expiration: January 2016, Exercise Price: $40.00	5	30
MetLife, Inc.
Expiration: January 2016, Exercise Price: $38.00	27	445
Expiration: January 2016, Exercise Price: $40.00	19	323
Prudential Financial, Inc.
Expiration: January 2016, Exercise Price: $65.00	30	75
		1,505
Machinery Manufacturing
Baker Hughes Inc.
Expiration: January 2017, Exercise Price: $40.00	8	4,780
Caterpillar Inc.
Expiration: January 2016, Exercise Price: $65.00	8	468
Eaton Corporation plc
Expiration: January 2016, Exercise Price: $50.00	17	722
Expiration: January 2017, Exercise Price: $45.00	10	3,200
Ingersoll-Rand plc
Expiration: January 2016, Exercise Price: $47.50	2	15
		9,185
Merchant Wholesalers, Nondurable Goods
Express Scripts Holding Company
Expiration: January 2017, Exercise Price: $60.00	4	448
Ralph Lauren Corporation
Expiration: January 2016, Exercise Price: $110.00	1	218
		666
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Miscellaneous Manufacturing
3M Co.
Expiration: January 2017, Exercise Price: $125.00	2	$890
Intuitive Surgical, Inc.
Expiration: January 2017, Exercise Price: $340.00	1	555
Expiration: January 2017, Exercise Price: $370.00	2	1,650
Expiration: January 2017, Exercise Price: $390.00	1	1,050
		4,145
Motor Vehicle and Parts Dealers
CarMax, Inc.
Expiration: January 2017, Exercise Price: $35.00	6	645
Expiration: January 2017, Exercise Price: $40.00	10	1,825
		2,470
Nonmetallic Mineral Product Manufacturing
USG Corporation
Expiration: January 2017, Exercise Price: $20.00	9	1,305
Non-Store Retailers
Sotheby's
Expiration: January 2017, Exercise Price: $25.00	8	2,840
Expiration: January 2017, Exercise Price: $28.00	12	6,240
		9,080
Oil and Gas Extraction
EOG Resources, Inc.
Expiration: January 2016, Exercise Price: $60.00	2	31
Expiration: January 2016, Exercise Price: $65.00	2	99
Expiration: January 2016, Exercise Price: $67.50	14	1,323
Expiration: January 2017, Exercise Price: $65.00	5	3,887
		5,340
Performing Arts, Spectator Sports, and Related Industries
Live Nation Entertainment, Inc.
Expiration: January 2016, Exercise Price: $17.00	32	400
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Petroleum and Coal Products Manufacturing
Marathon Petroleum Corporation
Expiration: January 2017, Exercise Price: $32.50	18	$2,160
Phillips 66
Expiration: January 2016, Exercise Price: $65.00	2	15
Expiration: January 2017, Exercise Price: $55.00	14	2,660
Expiration: January 2017, Exercise Price: $60.00	3	803
		5,638
Pharmaceutical and Biotechnology
AbbVie Inc.
Expiration: January 2017, Exercise Price: $45.00	10	2,225
Expiration: January 2017, Exercise Price: $47.50	8	2,500
Amgen Inc.
Expiration: January 2017, Exercise Price: $95.00	1	203
Expiration: January 2017, Exercise Price: $100.00	2	467
Expiration: January 2017, Exercise Price: $105.00	1	282
Expiration: January 2017, Exercise Price: $110.00	2	695
Expiration: January 2017, Exercise Price: $115.00	2	830
Expiration: January 2017, Exercise Price: $120.00	5	2,475
Biogen Inc.
Expiration: January 2017, Exercise Price: $230.00	2	2,680
Expiration: January 2017, Exercise Price: $240.00	3	4,725
Bristol-Myers Squibb Company
Expiration: January 2016, Exercise Price: $45.00	4	6
Eli Lilly & Company
Expiration: January 2017, Exercise Price: $50.00	7	721
Merck & Co., Inc.
Expiration: January 2017, Exercise Price: $40.00	3	349
Expiration: January 2017, Exercise Price: $42.50	15	2,348
Expiration: January 2017, Exercise Price: $45.00	17	3,579
Expiration: January 2017, Exercise Price: $47.50	3	843
		24,928
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Professional, Scientific, and Technical Services
Computer Sciences Corporation
Expiration: January 2016, Exercise Price: $50.00	5	$12
Leidos Holdings Inc.
Expiration: January 2016, Exercise Price: $35.00	8	160
		172
Publishing Industries (except Internet)
Autodesk, Inc.
Expiration: January 2017, Exercise Price: $40.00	17	2,176
Expiration: January 2017, Exercise Price: $42.50	4	688
		2,864
Rail Transportation
Norfolk Southern Corporation
Expiration: January 2016, Exercise Price: $75.00	1	18
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities
Morgan Stanley
Expiration: January 2017, Exercise Price: $25.00	20	2,340
Software Publishers
Oracle Corporation
Expiration: January 2016, Exercise Price: $32.00	12	66
Support Activities for Mining
Halliburton Company
Expiration: January 2016, Exercise Price: $33.00	6	348
Expiration: January 2016, Exercise Price: $35.00	10	1,495
Expiration: January 2017, Exercise Price: $35.00	2	1,100
Schlumberger Limited
Expiration: January 2016, Exercise Price: $65.00	9	279
Expiration: January 2016, Exercise Price: $70.00	12	1,926
Expiration: January 2017, Exercise Price: $65.00	2	1,175
Expiration: January 2017, Exercise Price: $70.00	12	9,810
		16,133
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
The Alternative Income Portfolio
Portfolio of Options Written — December 31, 2015 — (Continued)

	Contractsd	Value
Transportation Equipment Manufacturing
Harley-Davidson, Inc.
Expiration: January 2016, Exercise Price: $42.50	3	$43
Expiration: January 2016, Exercise Price: $45.00	3	207
Johnson Controls, Inc.
Expiration: January 2016, Exercise Price: $35.00	35	438
Expiration: January 2016, Exercise Price: $38.00	22	715
Expiration: January 2017, Exercise Price: $30.00	13	1,755
Expiration: January 2017, Exercise Price: $33.00	6	1,215
Textron Inc.
Expiration: January 2016, Exercise Price: $27.00	12	234
Expiration: January 2016, Exercise Price: $30.00	8	156
United Technologies Corporation
Expiration: January 2017, Exercise Price: $75.00	4	866
		5,629
TOTAL PUT OPTIONS WRITTEN
(premiums received $531,242)		$305,423

d —	100 Shares Per Contract.
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities
December 31, 2015

	The Internet	The Global
	Portfolio	Portfolio
ASSETS:
Investments, at value (1)(2)	$111,946,581	$6,361,061
Cash	15,101,686	440,014
Receivable for contributed capital	24,775	—
Receivable for investments sold	95,697	—
Dividends and interest receivable	5,701	9,294
Securities litigation receivable	99,877	—
Prepaid expenses and other assets	1,603	495
Total Assets	127,275,920	6,810,864
LIABILITIES:
Payable to Adviser	137,530	7,262
Payable to Trustees	2,782	157
Payable to Chief Compliance Officer	161	15
Payable for securities purchased	18,655	—
Payable for collateral received for securities loaned	669,576	36,852
Payable for withdrawn capital	166,550	17,094
Accrued expenses and other liabilities	34,049	15,586
Total Liabilities	1,029,303	76,966
Net Assets	$126,246,617	$6,733,898
(1) Cost of investments	$65,224,590	$6,133,937
(2) Includes loaned securities with a market value of	$608,492	$32,954
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2015

	The Paradigm	The Medical
	Portfolio	Portfolio
ASSETS:
Investments, at value
Unaffiliated issuers(1)	$802,065,455	$30,685,787
Affiliated issuers(2)	79,609,834	—
Total investments, at value(3)(4)	881,675,289	30,685,787
Cash	173,489	—
Receivable for contributed capital	799,606	9,711
Receivable for investments sold	1,100,873	—
Dividends and interest receivable	81,029	40,934
Prepaid expenses and other assets	164,231	2,090
Total Assets	883,994,517	30,738,522
LIABILITIES:
Payable to Adviser	928,849	30,876
Payable to Trustees	19,778	585
Payable to Chief Compliance Officer	1,322	30
Payable for collateral received for securities loaned	31,982,370	1,492,308
Payable for withdrawn capital	2,462,930	58,301
Accrued expenses and other liabilities	179,693	16,949
Total Liabilities	35,574,942	1,599,049
Net Assets	$848,419,575	$29,139,473
(1) Unaffiliated issuers cost	$613,969,915	$20,167,358
(2) Affiliated issuers cost	54,508,652	—
(3) Total issuers cost	$668,478,567	$20,167,358
(4) Includes loaned securities with a market value of	$30,148,648	$1,383,115
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2015

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
ASSETS:
Investments, at value (1)(2)	$231,514,441	$39,181,833
Cash	—	4,124,365
Receivable for contributed capital	153,937	—
Receivable for investments sold	1,833,665	—
Dividends and interest receivable	36,319	29,486
Securities litigation receivable	20,977	—
Prepaid expenses and other assets	51,769	1,658
Total Assets	233,611,108	43,337,342
LIABILITIES:
Payable to Adviser	247,021	46,007
Payable to Trustees	5,662	947
Payable to Chief Compliance Officer	401	60
Payable for collateral received for securities loaned	11,712,925	843,792
Payable for withdrawn capital	1,477,557	239,804
Accrued expenses and other liabilities	54,389	21,456
Total Liabilities	13,497,955	1,152,066
Net Assets	$220,113,153	$42,185,276
(1) Cost of investments	$267,217,056	$35,400,157
(2) Includes loaned securities with a market value of	$10,619,444	$805,227
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Assets & Liabilities — (Continued)
December 31, 2015

		The Multi-
	The Alternative	Disciplinary
	Income	Income
	Portfolio	Portfolio
ASSETS:
Investments, at value (1)(2)	$27,899,220	$89,695,469
Cash	232,629	8,281
Receivable for contributed capital	9,411	72,217
Receivable for investments sold	3,698	290,263
Dividends and interest receivable	70,248	1,178,378
Prepaid expenses and other assets	342	1,696
Total Assets	28,215,548	91,246,304
LIABILITIES:
Written options, at value (3)	305,423	—
Payable to Adviser	21,468	100,529
Payable to Trustees	650	2,303
Payable to Chief Compliance Officer	48	178
Payable for securities purchased	51	—
Payable for collateral received for securities loaned	—	475,000
Payable for withdrawn capital	8,315	169,531
Accrued expenses and other liabilities	21,534	32,209
Total Liabilities	357,489	779,750
Net Assets	$27,858,059	$90,466,554
(1) Cost of investments	$28,019,478	$97,229,771
(2) Includes loaned securities with a market value of	$—	$462,615
(3) Premiums received	$531,242	$—
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations
For the Year Ended December 31, 2015

	The Internet	The Global
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$397,983	$70,838
Interest	3,702	3,329
Income from securities lending	37,086	17,720
Total investment income	438,771	91,887
EXPENSES:
Investment advisory fees	1,798,481	103,877
Administration fees	64,478	5,348
Professional fees	16,526	8,405
Fund accounting fees	26,890	6,723
Trustees' fees	12,505	725
Chief Compliance Officer fees	2,091	125
Custodian fees and expenses	21,814	15,006
Other expenses	5,833	364
Total expenses	1,948,618	140,573
Net investment loss	(1,509,847)	(48,686)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	29,301,715	(13,117)
Net change in unrealized depreciation of:
Investments and foreign currency	(34,665,263)	(1,094,934)
Net realized and unrealized loss on investments	(5,363,548)	(1,108,051)
Net decrease in net assets resulting from operations	$(6,873,395)	$(1,156,737)
† Net of foreign taxes withheld of:	$986	$4,809
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2015

	The Paradigm	The Medical
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$5,439,596	$469,340
Interest	63,505	296
Income from securities lending	1,875,668	16,191
Dividends from affiliated issuer	168,896	—
Total investment income	7,547,665	485,827
EXPENSES:
Investment advisory fees	13,151,361	369,584
Administration fees	465,978	13,614
Professional fees	71,780	9,659
Fund accounting fees	177,213	7,050
Trustees' fees	91,958	2,543
Chief Compliance Officer fees	15,559	429
Custodian fees and expenses	180,041	10,282
Other expenses	44,309	1,032
Total expenses	14,198,199	414,193
Net investment income (loss)	(6,650,534)	71,634
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	131,816,286	1,640,497
Affiliated issuer	113,483	—
Net change in unrealized depreciation of:
Investments and foreign currency	(202,056,024)	(49,516)
Net realized and unrealized gain (loss) on investments	(70,126,255)	1,590,981
Net increase (decrease) in net assets resulting from operations	$(76,776,789)	$1,662,615
† Net of foreign taxes withheld of:	$172,652	$15,373
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2015

	The Small Cap	The Market
	Opportunities	Opportunities
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends†	$1,402,799	$344,898
Interest	9,219	1,843
Income from securities lending	719,994	18,949
Total investment income	2,132,012	365,690
EXPENSES:
Investment advisory fees	3,811,318	619,651
Administration fees	135,849	23,185
Professional fees	26,516	10,857
Fund accounting fees	53,586	12,309
Trustees' fees	26,720	4,277
Chief Compliance Officer fees	4,525	725
Custodian fees and expenses	33,909	18,974
Other expenses	12,791	2,070
Total expenses	4,105,214	692,048
Net investment loss	(1,973,202)	(326,358)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments and foreign currency	40,437,004	5,055,001
Net change in unrealized depreciation of:
Investments and foreign currency	(72,366,337)	(8,994,782)
Net realized and unrealized loss on investments	(31,929,333)	(3,939,781)
Net decrease in net assets resulting from operations	$(33,902,535)	$(4,266,139)
† Net of foreign taxes withheld of:	$24,544	$14,706
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Operations — (Continued)
For the Year Ended December 31, 2015

	The Alternative	The Multi-Disciplinary
	Income	Income
	Portfolio	Portfolio
INVESTMENT INCOME:
Dividends	$101,433	$965,741
Interest	227,077	5,269,780
Income from securities lending	—	18,714
Total investment income	328,510	6,254,235
EXPENSES:
Investment advisory fees	308,226	1,603,658
Administration fees	23,177	60,612
Professional fees	10,070	16,146
Fund accounting fees	40,104	42,921
Trustees' fees	3,028	11,450
Chief Compliance Officer fees	541	1,984
Custodian fees and expenses	10,240	16,316
Other expenses	1,253	4,668
Total expenses	396,639	1,757,755
Net investment income (loss)	(68,129)	4,496,480
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency	(1,314)	(2,805,443)
Written option contracts expired or closed	1,248,922	1,137,218
Long term realized gain distributions received from other investment companies	1,280	117,027
Net change in unrealized depreciation of:
Investments and foreign currency	(26,926)	(3,905,583)
Written option contracts	(307,666)	(1,004,687)
Net realized and unrealized gain (loss) on investments	914,296	(6,461,468)
Net increase (decrease) in net assets resulting from operations	$846,167	$(1,964,988)
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets

	The Internet Portfolio		The Global Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment loss	$(1,509,847)	$(1,481,267)	$(48,686)	$(56,057)
Net realized gain (loss) on sale of investments and foreign currency	29,301,715	10,596,602	(13,117)	318,326
Net change in unrealized depreciation of investments and foreign currency	(34,665,263)	(9,485,968)	(1,094,934)	(1,489,533)
Net decrease in net assets resulting from operations	(6,873,395)	(370,633)	(1,156,737)	(1,227,264)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	125,717	4,258,113	712,605	1,321,420
Withdrawals	(24,551,767)	(25,200,462)	(1,701,358)	(3,431,883)
Net decrease in net assets resulting from beneficial interest transactions	(24,426,050)	(20,942,349)	(988,753)	(2,110,463)
Total decrease in net assets	(31,299,445)	(21,312,982)	(2,145,490)	(3,337,727)
NET ASSETS:
Beginning of year	157,546,062	178,859,044	8,879,388	12,217,115
End of year	$126,246,617	$157,546,062	$6,733,898	$8,879,388
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Paradigm Portfolio		The Medical Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$(6,650,534)	$(9,322,981)	$71,634	$116,887
Net realized gain on sale of investments and foreign currency	131,929,769	37,768,737	1,640,497	724,347
Net change in unrealized appreciation (depreciation) of investments and foreign currency	(202,056,024)	(31,751,718)	(49,516)	3,052,140
Net increase (decrease) in net assets resulting from operations	(76,776,789)	(3,305,962)	1,662,615	3,893,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	2,767,699	41,918,037	3,148,519	2,943,930
Withdrawals	(269,901,615)	(174,025,392)	(2,788,288)	(4,510,015)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(267,133,916)	(132,107,355)	360,231	(1,566,085)
Total increase (decrease) in net assets	(343,910,705)	(135,413,317)	2,022,846	2,327,289
NET ASSETS:
Beginning of year	1,192,330,280	1,327,743,597	27,116,627	24,789,338
End of year	$848,419,575	$1,192,330,280	$29,139,473	$27,116,627
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Small Cap		The Market
	Opportunities Portfolio		Opportunities Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment loss	$(1,973,202)	$(2,371,492)	$(326,358)	$(188,939)
Net realized gain on sale of investments and foreign currency	40,437,004	22,546,457	5,055,001	4,070,775
Net change in unrealized depreciation of investments and foreign currency	(72,366,337)	(47,310,333)	(8,994,782)	(7,187,539)
Net decrease in net assets resulting from operations	(33,902,535)	(27,135,368)	(4,266,139)	(3,305,703)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	4,181,520	137,470,247	626,085	7,541,435
Withdrawals	(103,323,128)	(105,175,818)	(8,550,561)	(16,421,154)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(99,141,608)	32,294,429	(7,924,476)	(8,879,719)
Total increase (decrease) in net assets	(133,044,143)	5,159,061	(12,190,615)	(12,185,422)
NET ASSETS:
Beginning of year	353,157,296	347,998,235	54,375,891	66,561,313
End of year	$220,113,153	$353,157,296	$42,185,276	$54,375,891
The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Statements of Changes in Net Assets — (Continued)

	The Alternative		The Multi-Disciplinary
	Income Portfolio		Income Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2015	2014	2015	2014
OPERATIONS:
Net investment income (loss)	$(68,129)	$(125,267)	$4,496,480	$3,503,350
Net realized gain (loss) on sale of investments, foreign currency and written options and distributions received from other investment companies	1,248,888	473,583	(1,551,198)	1,923,890
Net change in unrealized depreciation of investments, foreign currency and written options	(334,592)	(109,204)	(4,910,270)	(3,230,822)
Net increase (decrease) in net assets resulting from operations	846,167	239,112	(1,964,988)	2,196,418
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM BENEFICIAL INTEREST TRANSACTIONS:
Contributions	3,765,782	21,281,441	11,325,447	67,848,185
Withdrawals	(14,984,082)	(6,843,392)	(54,428,755)	(24,821,261)
Net increase (decrease) in net assets resulting from beneficial interest transactions	(11,218,300)	14,438,049	(43,103,308)	43,026,924
Total increase (decrease) in net assets	(10,372,133)	14,677,161	(45,068,296)	45,223,342
NET ASSETS:
Beginning of year	38,230,192	23,553,031	135,534,850	90,311,508
End of year	$27,858,059	$38,230,192	$90,466,554	$135,534,850

The accompanying notes are an integral part of these financial statements.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements
December 31, 2015
1. Organization
The Kinetics Portfolios Trust (the "Trust") was organized as a Delaware Statutory Trust on March 14, 2000 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its beneficial interests in series, each series representing a distinct portfolio with its own investment objective and policies. The series currently authorized are: The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio (collectively, the "Master Portfolios"). Pursuant to the 1940 Act, the Master Portfolios, are "non-diversified" series of the Trust, except The Global Portfolio, The Alternative Income Fund and The Multi-Disciplinary Income Portfolio. The Market Opportunities Portfolio commenced operations on January 31, 2006, The Alternative Income Portfolio commenced operations on June 29, 2007 and The Multi-Disciplinary Income Portfolio commenced operations on February 11, 2008. Each of the remaining Master Portfolios commenced operations on April 28, 2000.
Each Master Portfolio is a Master Investment Portfolio in a master-feeder fund structure. Each Master Portfolio has multiple feeder funds invested in the Master Portfolio. By contributing assets to the Master Portfolio, the feeder funds receive a beneficial interest in the Master Portfolio. The Master Portfolio then invests the contributed assets in portfolio securities and allocates income, gains (losses) and expenses to the feeder funds based on the feeder funds' proportionate interests in the Master Portfolio.
Each of the Master Portfolios, except for The Alternative Income Portfolio and The Multi-Disciplinary Income Portfolio, seeks to provide investors with long-term capital growth. The Alternative Income Portfolio seeks to provide current income and gains. The Multi-Disciplinary Income Portfolio seeks to provide investors with total return. The Internet Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in the Internet and Internet-related activities. The Global Portfolio generally invests in the equity securities of foreign companies that have the ability to facilitate an increase in the growth of their traditional business lines and in U.S. companies benefiting from international economic growth. The Paradigm Portfolio invests primarily in the equity securities of U.S. and foreign companies that the investment adviser believes are undervalued and that have high returns on equity and are well positioned to reduce their costs, extend the reach of their distribution channels

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
and experience significant growth in their assets or revenues. The Medical Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in medical research, pharmaceutical treatments and related medical technology industries and related technology industries, generally, with a focus on companies engaged in cancer research and drug development. The Small Cap Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign small capitalized companies that provide attractive valuation opportunities due to special situations such as lack of institutional ownership, lack of significant analyst coverage or companies with sound fundamentals that have experienced a short-term earnings shortfall. The Market Opportunities Portfolio invests primarily in the equity securities of U.S. and foreign companies engaged in capital markets or related to capital markets, as well as companies involved in the gaming industry. The Alternative Income and Multi-Disciplinary Income Portfolios utilizes a two-part investment strategy, which includes fixed income and derivatives components.
2. Significant Accounting Policies
Security Valuation
Master Portfolio securities that are listed on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Foreign securities are valued by an independent pricing service. In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange ("NYSE"), "fair value" will be determined. Unlisted U.S. securities and listed U.S. securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and the lowest asked price across the exchanges where the option is traded. If the composite option price is not

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
available, the mean between the highest bid and the lowest asked quotations at the close of the exchanges will be used. If none of the above are available, exchange traded options are valued at a quote provided by third party pricing agents. Non-exchange traded options for which over-the-counter quotations are not readily available are valued at the mean of the current bid and asked prices. If none of the third party pricing agents publish a price and it is the day of expiration, expiring options will be priced at intrinsic value. Debt obligations (including convertible securities) that are either investment grade or non-investment grade and irrespective of days to maturity will be valued as follows: Debt securities are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Investments in registered open-end investment companies other than exchange-traded funds are valued at their reported net asset value ("NAV"). Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost.
Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets. At December 31, 2015, 0.00%, 0.00% and 0.00% of the net assets of The Internet Portfolio, The Paradigm Portfolio and The Market Opportunities Portfolio, respectively, were fair valued securities. The other Master Portfolios did not hold any fair valued securities at December 31, 2015.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
Repurchase Agreements
Each Master Portfolio may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. In connection with transactions in repurchase agreements, it is the Trust's policy that the Master Portfolio receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 102% of the amount invested by the Master Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Master Portfolio may be delayed or limited.
Written Options
The Master Portfolios may write (sell) call or put options for trading or hedging purposes. When a Master Portfolio writes an option, an amount equal to the premium received by the Master Portfolio is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing the option, the Master Portfolio may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. When an option expires on its stipulated expiration date or the Master Portfolio enters into a closing purchase transaction, the Master Portfolio realizes a gain or loss if the cost of the closing transaction differs from the premium received when the option was sold, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Master Portfolio realizes a gain or loss from the sale of the security (or closing of the short sale). As collateral for uncovered written options, the Master Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the exercise price of the purchase obligation for put options or the market value of the instrument underlying the contract for call options.
Foreign Currency Translations
The books and records of the Master Portfolios are maintained in U.S. dollars. For the Master Portfolios, foreign currency transactions are translated into U.S. dollars on the following basis: (i) market values of investment securities and

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
other assets and liabilities are translated at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The Master Portfolios do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes, the Master Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising between trade date and settlement date.
Restricted and Illiquid Securities
The Master Portfolios may invest in restricted securities. These securities are valued by the Master Portfolios after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Master Portfolios have no right to require registration of unregistered securities. At December 31, 2015, the following Master Portfolios held securities restricted to institutional investors (144A Securities):

		Percentage of
	Market Value	Net Assets
The Alternative Income Portfolio	$451,093	1.62%
The Multi-Disciplinary Income Portfolio	22,686,464	25.08%
An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Master Portfolio has valued the investment. At December 31, 2015, the following Master Portfolios held illiquid securities:

			Percentage of
	Market Value		Net Assets
The Internet Portfolio	$—	*	0.00%
The Paradigm Portfolio	—	*	0.00%
The Market Opportunities Portfolio	—	*	0.00%
The Multi-Disciplinary Income Portfolio	245,000		0.27%

*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
When-Issued Securities
The Master Portfolios may purchase securities on a when-issued or delayed delivery basis. Although the purchase amounts of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date. The Master Portfolios record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Master Portfolios maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.
Securities Lending
Each Master Portfolio may lend its portfolio securities to broker-dealers by entering directly into lending arrangements with such broker dealers or indirectly through repurchase agreements with respect to no more than 33 1/3% of the total assets of each Master Portfolio (including any collateral posted) or 50% of the total assets of each Master Portfolio (excluding any collateral posted). Securities lending and repurchase transactions will be fully collateralized at all times with cash and/or short-term debt obligations. The Master Portfolios receive interest on the collateral received as well as a fee for the securities loaned.
Short-Term Investments
The Portfolios may invest in money market funds and short-term high quality debt securities such as commercial paper, repurchase agreements and certificates of deposit. Money market funds typically invest in short-term instruments and attempt to maintain a stable net asset value. While the risk is low, these funds may lose value. At December 31, 2015, The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, and The Multi-Disciplinary Income Portfolio invested approximately 1%, 1%, 4%, 5%, 5%, 2%, and 1%, respectively, of net assets in the Mount Vernon Securities Lending Trust-Prime Portfolio which normally invests in short-term instruments with an objective of maximizing current income to the extent consistent with the preservation of capital and liquidity. Mount Vernon Securities Lending Trust-Prime Portfolio's financial statements are available on the SEC website www.sec.gov.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
Expense Allocation
Common expenses incurred by the Master Portfolios are allocated among the Master Portfolios (i) based upon relative average net assets, (ii) as incurred on a specific identification basis, or (iii) equally among the Master Portfolios, depending on the nature of the expenditure. All expenses incurred by the Master Portfolios are allocated to the feeder funds daily based on their proportionate interests in the respective Master Portfolios.
Federal Income Taxes
Each Master Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio will be subject to taxation on its share of the Master Portfolio's ordinary income and capital gains. It is intended that each Master Portfolio's assets will be managed so an investor in the Master Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.
There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. As of December 31, 2015, open tax years include the tax years ended December 31, 2012, through 2015. The Master Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.
Other
Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accounted for on the accrual basis and includes amortization of premiums and discounts on the effective interest method. Other noncash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
3. Investment Adviser
The Trust has entered into Investment Advisory Agreements (the "Agreements") with Kinetics Asset Management LLC (the "Adviser"), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Master Portfolios. The Adviser is a wholly-owned subsidiary of Horizon Kinetics LLC. Under the terms of the Agreements, the Master Portfolios, except the Alternative Income Portfolio, compensate the Adviser for its management services at the annual rate of 1.25% of each Master Portfolio's average daily net assets. The Alternative Income Portfolio compensates the Adviser for its management services at the annual rate of 0.90% of the Master Portfolio's average daily net assets.
For the year ended December 31, 2015, Master Portfolios incurred the following expenses pursuant to the Agreements:

Investment Advisory Fees
The Internet Portfolio	$1,798,481
The Global Portfolio	103,877
The Paradigm Portfolio	13,151,361
The Medical Portfolio	369,584
The Small Cap Opportunities Portfolio	3,811,318
The Market Opportunities Portfolio	619,651
The Alternative Income Portfolio	308,226
The Multi-Disciplinary Income Portfolio	1,603,658
For the year ended December 31, 2015, the Trust was allocated $26,000 for the services of the Chief Compliance Officer employed by the Adviser.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
4. Securities Transactions
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2015, were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
The Internet Portfolio	$—	$800,631	$—	$64,842,028
The Global Portfolio	—	1,178,945	—	3,715,294
The Paradigm Portfolio	—	15,253,729	—	343,024,040
The Medical Portfolio	—	3,340,342	—	4,116,565
The Small Cap Opportunities Portfolio	—	5,671,225	—	127,940,186
The Market Opportunities Portfolio	—	733,261	—	14,599,385
The Alternative Income Portfolio	850,176	1,116,099	1,075,000	9,581,958
The Multi-Disciplinary Income Portfolio	—	11,994,578	—	36,113,721
As of December 31, 2015, the cost of investments and unrealized appreciation (depreciation) on investment securities for federal income tax purposes was as follows:

	Internet	Global	Paradigm	Medical
Tax Cost of Investments	$65,443,117	$6,148,607	$688,716,725	$20,234,169
Unrealized Appreciation	46,854,237	1,154,761	288,044,003	11,682,057
Unrealized Depreciation	(350,773)	(942,307)	(95,085,439)	(1,230,439)
Net Unrealized Appreciation (Depreciation)	$46,503,464	$212,454	$192,958,564	$10,451,618

				Multi-
		Market	Alternative	Disciplinary
	Small Cap	Opportunities	Income	Income
Tax Cost of Investments	$270,483,090	$35,771,960	$28,019,478	$96,546,637
Unrealized Appreciation	32,563,528	10,394,122	277,250	1,190,898
Unrealized Depreciation	(71,532,177)	(6,984,249)	(397,508)	(8,042,066)
Net Unrealized Appreciation (Depreciation)	$(38,968,649)	$3,409,873	$(120,258)	$(6,851,168)

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
For the year ended December 31, 2015, the Master Portfolios wrote the following options:

	Number	Premium
	of Contracts	Amount
The Alternative Income Portfolio
Outstanding at the Beginning of the Year	8,473	$2,087,842
Options Written	1,188	1,964,979
Options Exercised	(35)	(32,853)
Options Expired	(799)	(151,905)
Options Closed	(7,337)	(3,336,821)
Outstanding at December 31, 2015	1,490	$531,242

The Multi-Disciplinary Income Portfolio
Outstanding at the Beginning of the Year	10,772	$3,234,528
Options Written	306	42,246
Options Exercised	(166)	(28,514)
Options Expired	(2,465)	(605,353)
Options Closed	(8,447)	(2,642,907)
Outstanding at December 31, 2015	—	$—
5. Portfolio Securities Loaned
As of December 31, 2015, the Master Portfolios had loaned securities that were collateralized by cash. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Although risk is mitigated by the collateral, a Master Portfolio could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The Master Portfolio receives interest on the collateral received as well as a fee for the securities loaned. The Master Portfolios will continue to receive dividends and interest on all securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be accounted for by the Master Portfolios. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. As the securities loans are subject to termination by the Funds or the borrower at any time, the remaining maturities of the outstanding securities lending transactions are considered to be overnight and continuous. The value

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
of the securities on loan and the value of the related collateral at December 31, 2015, were as follows:

	Securities	Collateral
The Internet Portfolio	$608,492	$669,576
The Global Portfolio	32,954	36,852
The Paradigm Portfolio	30,148,648	31,982,370
The Medical Portfolio	1,383,115	1,492,308
The Small Cap Opportunities Portfolio	10,619,444	11,712,925
The Market Opportunities Portfolio	805,227	843,792
The Alternative Income Portfolio	—	—
The Multi-Disciplinary Income Portfolio	462,615	475,000
6. Selected Financial Highlights
Financial highlights for the Master Portfolios were as follows:

	The Internet Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	(4.95)%	0.28%	44.75%	23.76%	(1.47)%
Ratio of expenses to average net assets:	1.35%	1.34%	1.37%	1.37%	1.38%
Ratio of net investment income (loss) to average net assets:	(1.05)%	(0.90)%	(0.84)%	0.16%	(0.43)%
Portfolio turnover rate	1%	1%	8%	9%	32%

	The Global Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	(14.13)%	(12.10)%	28.25%	22.78%	(16.25)%
Ratio of expenses to average net assets:	1.69%	1.60%	1.73%	1.77%	2.23%
Ratio of net investment income (loss) to average net assets:	(0.59)%	(0.52)%	(0.12)%	0.40%	0.61%
Portfolio turnover rate	16%	14%	15%	23%	135%

	The Paradigm Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	(8.04)%	(0.48)%	44.36%	22.06%	(14.00)%
Ratio of expenses to average net assets:	1.35%	1.33%	1.35%	1.36%	1.37%
Ratio of net investment income (loss) to average net assets:	(0.63)%	(0.72)%	(0.23)%	0.50%	0.37%
Portfolio turnover rate	2%	7%	4%	6%	58%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015

	The Medical Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	6.58%	16.42%	49.23%	8.81%	5.10%
Ratio of expenses to average net assets:	1.40%	1.41%	1.41%	1.44%	1.40%
Ratio of net investment income (loss) to average net assets:	0.24%	0.44%	(0.02)%	1.62%	0.86%
Portfolio turnover rate	12%	3%	12%	0%	5%

	The Small Cap Opportunities Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	(11.97)%	(6.98)%	59.69%	26.94%	(13.44)%
Ratio of expenses to average net assets:	1.35%	1.34%	1.35%	1.44%	1.43%
Ratio of net investment income (loss) to average net assets:	(0.65)%	(0.59)%	0.01%	0.27%	0.03%
Portfolio turnover rate	2%	19%	6%	22%	47%

	The Market Opportunities Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	(8.87)%	(5.30)%	46.98%	17.73%	(7.63)%
Ratio of expenses to average net assets:	1.40%	1.39%	1.40%	1.43%	1.42%
Ratio of net investment income (loss) to average net assets:	(0.66)%	(0.30)%	0.27%	0.44%	0.30%
Portfolio turnover rate	2%	18%	21%	26%	14%

	The Alternative Income Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	2.73%	1.23%	4.92%	10.05%	(4.66)%
Ratio of expenses to average net assets:	1.16%	1.22%	1.25%	1.49%	1.42%
Ratio of net investment income (loss) to average net assets:	(0.20)%	(0.40)%	(0.54)%	1.99%	1.47%
Portfolio turnover rate	6%	17%	19%	56%	69%

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015

	The Multi-Disciplinary Income Portfolio
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2015	2014	2013	2012	2011
Total Return*	(2.05)%	2.58%	4.39%	15.42%	0.19%
Ratio of expenses to average net assets:	1.37%	1.37%	1.39%	1.45%	1.54%
Ratio of net investment income to average net assets:	3.50%	3.06%	1.87%	3.23%	8.00%
Portfolio turnover rate	10%	35%	54%	41%	74%

*	The returns are calculated by adjusting the corresponding No-Load Feeder returns by Feeder expenses and reimbursements.
7. Summary of Fair Value Exposure
Various inputs are used in determining the value of a Master Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The Internet Portfolio
The following is a summary of the inputs used to value The Internet Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$85,135,293	$257,512	(1)	$—		$85,392,805
Escrow Notes	—	—		—	*	—	*
Rights	124,200	—		—		124,200
Short-Term Investments	25,760,000	—		—		25,760,000
Investments Purchased with the Cash
Proceeds from Securities Lending	669,576	—		—		669,576
Total Investments in Securities	$111,689,069	$257,512		$—	*	$111,946,581

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Administrative and Support Services	$1,638
Rental and Leasing Services	252,000
Telecommunications	3,874
$257,512
Transfers out of Level 1 into Level 2	$257,512
Transfers were made out of Level 1 into Level 2 due to a decrease in market activity. Transfers between levels are recognized at the end of the reporting period.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2014	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales and/or write-offs	—	*
Transfer in and/or out of Level 3	—
Balance as of December 31, 2015	$—	*

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015

	Fair Value at	Valuation	Unobservable
Description	12/31/2015	Techniques	Input	Range
Escrow Notes	$—*	Conservative Value	No active	$0.00-$0.00
		Assigned Pending	market
Bankruptcy Litigation
Proceedings/Market
Comparables
There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.
The Global Portfolio
The following is a summary of the inputs used to value The Global Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$4,244,406	$673,046	(1)	$—	$4,917,452
Corporate Bonds	—	36,340		—	36,340
Purchased Put Options	—	8,065		—	8,065
Warrants	15,290	—		—	15,290
Short-Term Investments	1,347,062	—		—	1,347,062
Investments Purchased with the Cash Proceeds from Securities Lending	36,852	—		—	36,852
Total Investments in Securities	$5,643,610	$717,451		$—	$6,361,061

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$458,010
Real Estate	214,364
Restaurants	672
$673,046

Transfers out of Level 1 into Level 2	$430,640
Transfers out of Level 2 into Level 1	$3,703
Transfers were made out of Level 1 into Level 2 due to an decrease in market activity.
Transfers were made out of Level 2 into Level 1 due to an increase in market activity.
Transfers between levels are recognized at the end of the reporting period.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The Paradigm Portfolio
The following is a summary of the inputs used to value The Paradigm Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$705,309,648	$26,642,802	(1)	$—		$731,952,450
Escrow Notes	—	—		—	*	—	*
Purchased Put Options	—	46,170		—		46,170
Warrants	1,040,941	—		—		1,040,941
Short-Term Investments	114,355,452	2,297,906		—		116,653,358
Investments Purchased with the Cash Proceeds from Securities Lending	31,982,370	—		—		31,982,370
Total Investments in Securities	$852,688,411	$28,986,878		$—	*	$881,675,289

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$20,473,647
Oil and Gas Extraction	4,561,422
Real Estate	1,607,733
$26,642,802
Transfers out of Level 1 into Level 2	$20,455,400
Transfers were made out of Level 1 into Level 2 due to a decrease in market activity. Transfers between levels are recognized at the end of the reporting period.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2014	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales and/or write-offs	—	*
Transfer in and/or out of Level 3	—
Balance as of December 31, 2015	$—	*

	Fair Value at	Valuation	Unobservable
Description	12/31/15	Techniques	Input	Range
Escrow Notes	$—*	Conservative Value	No active	$0.00-$0.00
Assigned Pending market
Bankruptcy Litigation
Proceedings/Market
Comparables
There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The Medical Portfolio
The following is a summary of the inputs used to value The Medical Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$27,209,469	$—	$—	$27,209,469
Rights	8,022	—	—	8,022
Short-Term Investments	1,975,988	—	—	1,975,988
Investments Purchased with the Cash Proceeds from Securities Lending	1,492,308	—	—	1,492,308
Total Investments in Securities	$30,685,787	$—	$—	$30,685,787
For the year ended December 31, 2015, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.
The Small Cap Opportunities Portfolio
The following is a summary of the inputs used to value The Small Cap Opportunities Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2		Level 3	Total
Common Stocks	$168,570,721	$24,998,391	(1)	$—	$193,569,112
Rights	388,801	—		—	388,801
Warrants	105,501	—		—	105,501
Short-Term Investments	25,738,102	—		—	25,738,102
Investments Purchased with the Cash Proceeds from Securities Lending	11,712,925	—		—	11,712,925
Total Investments in Securities	$206,516,050	$24,998,391		$—	$231,514,441

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$13,128,353
Oil and Gas Extraction	1,125
Real Estate	11,716,485
Rental and Leasing Services	34,020
Telecommunications	118,408
$24,998,391
Transfers out of Level 1 into Level 2	$130,153
Transfers were made out of Level 1 into Level 2 due to a decrease in market activity.
Transfers between levels are recognized at the end of the reporting period.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The Market Opportunities Portfolio
The following is a summary of the inputs used to value The Market Opportunities Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2		Level 3		Total
Common Stocks	$24,882,791	$4,948,751	(1)	$—		$29,831,542
Corporate Bonds	—	5,060		—		5,060
Purchased Put Options	—	15,390		—		15,390
Rights	—	—		—	*	—	*
Warrants	2,123	—		—		2,123
Short-Term Investments	8,483,926	—		—		8,483,926
Investments Purchased with the Cash Proceeds from Securities Lending	843,792	—		—		843,792
Total Investments in Securities	$34,212,632	$4,969,201		$—	*	$39,181,833

(1)	The Common Stocks Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

Asset Management	$3,509,147
Real Estate	1,439,604
$4,948,751
Transfers out of Level 1 into Level 2	$2,510,016
Transfers were made out of Level 1 into Level 2 due to a decrease in market activity.
Transfers between levels are recognized at the end of the reporting period.
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Investments in Securities
Balance as of December 31, 2014	$—	*
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases	—
Net sales and/or write-offs	—
Transfer in and/or out of Level 3	—
Balance as of December 31, 2015	$—	*

	Fair Value at	Valuation	Unobservable
Description	12/31/15	Techniques	Input	Range
Rights	$—	Market	No active	$0.00-$0.00
		Comparables	market
There is no active market for the Level 3 securities, so a conservative value is being assigned until such time as a market exists.

^	See Portfolio of Investments for breakout of investments by industry classification.
*	Amount is less than $0.50.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The Alternative Income Portfolio
The following is a summary of the inputs used to value The Alternative Income Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$16,513,283	$—	$16,513,283
U.S. Government Agency Issues	—	500,298	—	500,298
U.S. Treasury Obligations	—	2,596,012	—	2,596,012
Exchange Traded Funds	5,740,750	—	—	5,740,750
Purchased Put Options	—	54,860	—	54,860
Short-Term Investments	2,494,017	—	—	2,494,017
Total Investments in Securities	$8,234,767	$19,664,453	$—	$27,899,220

Liabilities
Put Options Written	$—	$305,423	$—	$305,423
For the year ended December 31, 2015, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.
The Multi-Disciplinary Income Portfolio
The following is a summary of the inputs used to value The Multi-Disciplinary Income Portfolio's net assets as of December 31, 2015:

Assets^	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$5,537,417	$—	$5,537,417
Corporate Bonds	—	76,378,166	—	76,378,166
Municipal Bonds	—	245,000	—	245,000
Escrow Notes	—	35,000	—	35,000
Exchange Traded Notes	4,131	—	—	4,131
Mutual Funds	5,855,810	—	—	5,855,810
Purchased Put Options	—	14,130	—	14,130
Short-Term Investments	943,735	207,080	—	1,150,815
Investments Purchased with the Cash Proceeds from Securities Lending	475,000	—	—	475,000
Total Investments in Securities	$7,278,676	$82,416,793	$—	$89,695,469
For the year ended December 31, 2015, there were no transfers into or out of Level 1 or Level 2, or investments in Level 3 securities.

^	See Portfolio of Investments for breakout of investments by industry classification.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
8. Disclosures about Derivative Instruments and Hedging Activities
The Master Portfolios have adopted authoritative standards regarding disclosure of derivatives and hedging activity intended to improve financial reporting of derivative instruments by enabling investors to understand how and why a Master Portfolio uses derivatives, how derivatives are accounted for by the Master Portfolios, and how derivative instruments affect a Master Portfolio's results of operations and financial position. The Master Portfolios utilized options to implement or to gain further exposure to their respective investment strategies.
The Internet Portfolio
Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2015:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
Investments,
Purchased Put Options	at value	$—		$—
Total		$—		$—
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$(678,955)
Total	$(678,955)

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options	$—
Total	$—
There were 3,298 purchased option contracts opened and $959,444 premiums paid during the year.
Average quarterly market value of:

Purchased Put Options	$69,169

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The Global Portfolio
Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2015:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
	Investments,
Purchased Put Options	at value	$8,065		$—
Total		$8,065		$—
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Amount of Realized Gain (Loss) on Equity Contracts
Equity Contracts
Purchased Put Options	$(44,659)
Total	$(44,659)

Change in Unrealized Appreciation (Depreciation) on Equity Contracts
Equity Contracts
Purchased Put Options	$(1,041)
Total	$(1,041)
There were 212 purchased option contracts opened and $57,278 premiums paid during the year.
Average quarterly market value of:

Purchased Put Options	$6,896
The Paradigm Portfolio
Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2015:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
	Investments,
Purchased Put Options	at value	$46,170		$—
Total		$46,170		$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$(5,469,143)
Total	$(5,469,143)

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options	$(6,338)
Total	$(6,338)
There were 25,248 purchased option contracts opened and $6,694,238 premiums paid during the year.
Average quarterly market value of:

Purchased Put Options	$522,566
The Small Cap Opportunities Portfolio Statement of Assets and Liabilities
Fair Values of derivative instruments as of December 31, 2015:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
Investments,
Purchased Put Options	at value	$—		$—
Total		$—		$—
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$(1,501,188)
Total	$(1,501,188)

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options	$—
Total	$—
There were 4,750 purchased option contracts opened and $1,581,122 premiums paid during the year.
Average quarterly market value of:

Purchased Put Options	$105,985
The Market Opportunities Portfolio
Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2015:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
	Investments,
Purchased Put Options	at value	$15,390		$—
Total		$15,390		$—
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$(211,022)
Total	$(211,022)

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options	$(2,083)
Total	$(2,083)
There were 1,357 purchased option contracts opened and $369,672 premiums paid during the year.
Average quarterly market value of:

Purchased Put Options	$31,761

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The Alternative Income Portfolio Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2015:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
	Investments,
Purchased Put Options	at value	$54,860		$—
Total		$54,860		$—
			Written put
Written Put Options		$—	options, at value	$305,423
Total		$—		$305,423
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$(5,197)
Written Put Options	1,248,922
Total	$1,243,725

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options	$2,862
Written Put Options	(307,666)
Total	$(304,804)
There were 1,188 written option contracts were opened and $1,964,979 premiums were received during the year. There were no purchased option contracts opened during the year.
Average quarterly market value of:

Purchased Put Options	$61,095
Put Options Written	$747,627

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
The Multi-Disciplinary Income Portfolio
Statement of Assets and Liabilities
Fair values of derivative instruments as of December 31, 2015:

	Assets		Liabilities
Equity Contracts	Description	Fair Value	Description	Fair Value
	Investments,
Purchased Put Options	at value	$14,130		$—
Total		$14,130		$—
Statement of Operations
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015:
Amount of Realized Gain (Loss) on Equity Contracts

Equity Contracts
Purchased Put Options	$(692,712)
Written Put Options	1,137,218
Total	$444,506

Change in Unrealized Appreciation (Depreciation) on Equity Contracts

Equity Contracts
Purchased Put Options.	$(29,885)
Written Put Options.	(1,004,687)
Total	$(1,034,572)
There were 306 written option contracts were opened and $42,246 premiums were received during the year. There were 4,328 purchased option contracts opened and $1,435,239 premiums paid during the year.
Average quarterly market value of:

Purchased Put Options	$1,113,971
Put Options Written	$849,589
9.   Offsetting Assets and Liabilities
The Master Portfolios are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specific threshold depending on the counterparty and the type of Master Netting Arrangement.
The following is a summary of the Assets and Liabilities subject to offsetting in the Portfolios as of December 31, 2015:
The Internet Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Securities
Lending	$669,576	$—	$669,576	$669,576	$—	$—
	$669,576	$—	$669,576	$669,576	$—	$—

The Global Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Securities
Lending	$36,852	$—	$36,852	$36,852	$—	$—
	$36,852	$—	$36,852	$36,852	$—	$—

The Paradigm Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Securities
Lending	$31,982,370	$—	$31,982,370	$31,982,370	$—	$—
	$31,982,370	$—	$31,982,370	$31,982,370	$—	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015

The Medical Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Securities
Lending	$1,492,308	$—	$1,492,308	$1,492,308	$—	$—
	$1,492,308	$—	$1,492,308	$1,492,308	$—	$—

The Small Cap Opportunities Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Securities
Lending	$11,712,925	$—	$11,712,925	$11,712,925	$—	$—
	$11,712,925	$—	$11,712,925	$11,712,925	$—	$—

The Market Opportunities Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Securities
Lending	$843,792	$—	$843,792	$843,792	$—	$—
	$843,792	$—	$843,792	$843,792	$—	$—

The Alternative Income Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Written
Options	$305,423	$—	$305,423	$—	$305,423	$—
	$305,423	$—	$305,423	$—	$305,423	$—

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015

The Multi-Disciplinary Income Portfolio

		Gross	Net
		Amounts	Amounts	Gross Amounts not offset
Liabilities:		Offset	Presented	in the statement
		in the	in the	of financial position
	Gross Amounts	Statement	Statement of		Collateral
	of Recognized	of Financial	Financial	Financial	Pledged	Net
	Liabilities	Position	Position	Instruments	(Received)	Amount
Securities
Lending	$475,000	$—	$475,000	$475,000	$—	$—
	$475,000	$—	$475,000	$475,000	$—	$—
10. Affiliated Issuers
Under section 2(a)(3) of the 1940 Act, an investment company is defined as being an affiliated person of a company if it owns five percent or more of a company's outstanding voting stock.
Investments in affiliated companies for the Paradigm Portfolio as of December 31, 2015, are shown below:

	Number of			Number of
	shares held			shares held at
	at December 31,	Gross	Gross	December 31,
Name of Issuer	2014	Additions	Reductions	2015
Texas Pacific Land Trust	490,480	118,450	(850)	608,080

	Fair value at		Realized
	December 31,	Dividend	Capital
Name of Issuer	2015	Income	Gain/Loss
Texas Pacific Land Trust	$79,609,834	$168,896	$113,483
11. Information about Proxy Voting (Unaudited)
Information regarding how the Feeder Funds and the Master Portfolios vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-930-3828 or by accessing the Funds' website at www.kineticsfunds.com and by accessing the SEC's website at www.sec.gov. Information regarding how the Feeder Funds and the Master Portfolios voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, is available without charge, upon request, by calling toll-free at 1-800-930-3828 or by accessing the SEC's website at www.sec.gov.

KINETICS PORTFOLIOS TRUST — MASTER INVESTMENT PORTFOLIOS
Notes to Financial Statements — (Continued)
December 31, 2015
12. Information about the Portfolio Holdings (Unaudited)
The Master Portfolios file their complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Master Portfolios' Form N-Q is available without charge, upon request, by calling toll-free at 1-800-930-3828. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov. Finally, the Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
13. Subsequent Events
In preparing these financial statements, management has evaluated Portfolio related events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or translations that occurred during the year that materially impacted the amounts or disclosures in the Master Portfolios' financial statements.

KINETICS PORTFOLIOS TRUST
Report of Independent Registered
Public Accounting Firm

Board of Trustees and Shareholders of
Kinetics Portfolios Trust
New York, NY
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Internet Portfolio, The Global Portfolio, The Paradigm Portfolio, The Medical Portfolio, The Small Cap Opportunities Portfolio, The Market Opportunities Portfolio, The Alternative Income Portfolio, and The Multi-Disciplinary Income Portfolio, each a series of shares of Kinetics Portfolios Trust (the "Trust"), as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform, nor was the Trust required to have, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of each of the eight portfolios of the Kinetics Portfolios Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Philadelphia, Pennsylvania February 26, 2016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios
(Unaudited)
Management of the Funds and the Portfolios
The management and affairs of the Funds and the Portfolios are supervised by the Board of Directors of the Company and the Board of Trustees of the Trust, respectively. Each Board consists of the same eight individuals, five of whom are not "interested persons" of the Company or the Trust as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Directors are fiduciaries for the Funds' shareholders and are governed by the laws of the State of Maryland in this regard. The Trustees are fiduciaries for the Portfolios' shareholders and are governed by the laws of the State of Delaware in this regard.
Each Board establishes policies for the operation of the Funds and the Portfolios and appoints the officers who conduct the daily business of the Funds and the Portfolios. Directors/Trustees of the Company and the Trust are listed below with their addresses, present positions with the Company and Trust, length of time served, principal occupations over at least the last five years, number of Funds and Portfolios overseen and any other Directorships held. The SAI includes additional information about the Funds' officers and directors and is available, without charge, upon request by calling 1-800-930-3828.
Board of Directors/Board of Trustees
Independent Directors/Trustees

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Steven T. Russell	Independent Director/	Indefinite/
Year Born: 1963	Independent Trustee	15 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Douglas Cohen, CPA	Independent Director/	Indefinite/
Year Born: 1961	Independent Trustee	15 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Steven Russell Law Firm (April 2010 to present);	16	N/A
Professor of Business Law and Finance, Suffolk
County Community College (1997 to present).

Chief Financial Officer, Sunrise Credit Services,	16	N/A
Inc. (2005 to present).

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Board of Directors/Board of Trustees (Continued)

Independent Directors/Trustees (Continued)

Term of
	Position(s)	Office and
	Held with	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
William J. Graham	Independent Director/	Indefinite/
Year Born: 1962	Independent Trustee	15 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Joseph E. Breslin	Independent Director/	Indefinite/
Year Born: 1953	Independent Trustee	15 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

James M. Breen	Independent Director/	Indefinite/
Year Born: 1959	Independent Trustee	7 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Attorney, William J. Graham, PC (2001 to	16	N/A
present).

J.E. Breslin & Co. – Consulting (2010 to	16	Trustee, Hatteras Alternative
present).		Mutual Funds Trust (5
		portfolios); Trustee,
		Underlying Funds Trust (5
		portfolios); Trustee, HCIM
		Trust (2 portfolios); Manager,
		Hatteras Global Private Equity
		Partners Institutional LLC;
		Manager, Hatteras GPEP Fund
		II LLC; Manager, Hatteras VC
		Co-Investment Fund II LLC;
		Manager, Hatteras Master
		Fund, L.P.; Manager, Hatteras
		Core Alternatives TEI Fund,
		L.P.; Manager, Hatteras Core
		Alternatives Fund, L.P.;
		Manager, Hatteras Core
		Alternatives Institutional
		Fund, L.P.; Manager, Hatteras
		Core Alternatives TEI
		Institutional Fund, L.P.;
		Trustee, Forethought Variable
		Insurance Trust (5 portfolios);
		and Trustee, Hatteras Variable
		Trust (2012-2013).

Vice President, HBES Consulting, Inc.	16	N/A
(2014 to present); Senior Special Agent,
Homeland Security Investigations, Miami,
FL (2011 to 2014); Assistant Attaché
Immigration& Customs Enforcement, Pretoria,
South Africa (2008 to 2011).

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Board of Directors/Board of Trustees (Continued)

Interested Directors/Trustees and Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Year of Birth	Company/ Trust	Time Served
Murray Stahl(3)	Director/Trustee	Indefinite/
Year Born: 1953	& Secretary	15 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

Peter B. Doyle(3)	Director/Trustee,	Indefinite/
Year Born: 1962	President & Chairman	13 years
c/o Kinetics Asset Management LLC	of the Board
470 Park Avenue South
New York, New York 10016

Leonid Polyakov(3)	Director/Trustee	Indefinite/
Year Born: 1959	& Treasurer	13 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

(1)	The term "fund complex" refers to the Company and the Trust, which hold themselves out as related for investment purposes.
(2)
"Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or investment companies registered under the 1940 Act.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

	# of Portfolios
	in Fund Complex(1)
	Overseen by
Principal Occupation(s)	Director/	Other Directorships
During Past Five Years	Trustee	Held by Director/Trustee(2)
Chairman, FRMO Corp. (2001 to present)	16	Director and Officer of
(provides consulting services to private		FRMO Corp.
investment funds and research services with
respect to marketable securities); Chairman
and Chief Investment Officer, Horizon Kinetics
LLC, (including Horizon Asset Management
LLC (an investment adviser) (1994 to present);
Kinetics Asset Management LLC and Kinetics
Advisers, LLC (2000 to present)); CEO, Horizon
Kinetics LLC (2015 to present).

Vice President, Horizon Asset Management LLC	16	Director and Officer,
(1997-2011); Vice President, FMRO Corp. (2001		FRMO Corp.
to present)(provides consulting services to private
investment funds and research services with
respect to marketable securities); Managing
Director, Horizon Kinetics LLC (including
Horizon Asset Management LLC (an
investment adviser) (1994 to present); Kinetics
Asset Management LLC and Kinetics Advisers
LLC (2000 to present); and President of
Kinetics Mutual Funds, Inc. (1998 to present).

CFO, Kinetics Asset Management LLC (2000	16	N/A
to 2011); CFO and FINOP, Kinetics Funds
Distributor LLC (2002 to 2011); Director,
Kinetics Advisers LLC (2000 to 2011).

(3)	Directors/Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act because of their association with the Adviser and its affiliates.

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Board of Directors/Board of Trustees (Continued)

Officers

Term of
	Position(s)	Office and
	Held with the	Length of
Name, Address and Age	Company/ Trust	Time Served
Andrew M. Fishman	Chief Compliance	Indefinite/
Year Born: 1950	Officer	11 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York 10016

Jay H. Kesslen	Vice President and	Indefinite/
Year Born: 1973	Assistant Secretary	11 years
c/o Kinetics Asset Management LLC
470 Park Avenue South
New York, New York 10016

KINETICS PORTFOLIOS TRUST
Management of the Funds and the Portfolios—(Continued)
(Unaudited)

Principal Occupation(s)	Other Directorships
During Past Five Years	Held by Officer
Associate General Counsel, Horizon Kinetics LLC	N/A
(2011 to present); General Counsel, Horizon Asset
Management, Inc. (1997 to 2011); Secretary, Horizon
Asset Management, Inc. (2006 to 2011); Chief
Compliance Officer, Kinetics Asset Management LLC
(1999 to 2011); Chief Compliance Officer, Kinetics
Advisers, LLC (2000 to 2011).

General Counsel, Horizon Kinetics LLC (including Horizon	N/A
Asset Management LLC (an investment adviser) (2011 to
present), Kinetics Asset Management LLC (2000 to present),
Kinetics Advisers LLC (2000 to present), Kinetics Funds
Distributor LLC (2000 to present), KBDSecurities LLC (2000
to present)); FRMO Corp. (2014 to present); Chief Compliance
Officer, Horizon Kinetics LLC.

KINETICS MUTUAL FUNDS, INC. & KINETICS PORTFOLIOS TRUST
Privacy Policy (Unaudited)
We collect the following nonpublic personal information about you:

•
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.
This privacy policy is not part of the annual report.

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Kinetics Mutual
Funds, Inc.
615 East Michigan Street
Milwaukee, WI 53202
INVESTMENT ADVISER AND
SHAREHOLDER SERVICING AGENT
Kinetics Asset Management LLC
470 Park Avenue South
New York, NY 10016
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103
DISTRIBUTOR
Kinetics Funds Distributor LLC
470 Park Avenue South
New York, NY 10016
ADMINISTRATOR
FUND ACCOUNTANT AND
TRANSFER AGENT
U.S.Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 River Center Drive, Suite 302
Milwaukee, WI 53212
THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A PROSPECTUS

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees/directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Douglas Cohen and Mr. Joseph Breslin are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015 Kinetics Portfolios Trust	FYE 12/31/2015 Kinetics Mutual Funds	FYE 12/31/2014 Kinetics Portfolios Trust	FYE 12/31/2014 Kinetics Mutual Funds
Audit Fees	87,000	87,000	84,450	84,450
Audit-Related Fees	0	0	0	0
Tax Fees	23,875	23,875	23,175	23,175
All Other Fees	0	0	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2014	FYE 12/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Kinetics Mutual Funds, Inc. & Kinetics Portfolios Trust

By (Signature and Title)* /s/ Peter B. Doyle
                                                                 Peter B. Doyle, President

Date 2/25/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Peter B. Doyle
   Peter B. Doyle, President
Date 2/25/2016

By (Signature and Title)* /s/ Leonid Polyakov
                                                                 Leonid Polyakov, Treasurer
Date 2/24/2016

* Print the name and title of each signing officer under his or her signature.